                                                                    Exhibit 10.9

================================================================================





                             AMENDED AND RESTATED
                               CREDIT AGREEMENT

                                     among

                         RENAISSANCE WORLDWIDE, INC.,
                                 as Borrower,

                             BANK OF AMERICA, N.A.
                           as Administrative Agent,

                              BNY FACTORING LLC,
                             as Syndication Agent,

                                      and
                           the Lenders named herein

                                 July 15, 1999





================================================================================


                        Banc of America Securities LLC
                                      as
                   Sole Lead Arranger and Sole Book Manager

                               TABLE OF CONTENTS
                               -----------------

                                                                                         Page
                                                                                         ----
ARTICLE 1 - Definitions..................................................................  1
    Section 1.1     Definitions..........................................................  1
    Section 1.2     Other Definitional Provisions........................................ 19
    Section 1.3     Accounting Terms and Determinations.................................. 20
    Section 1.4     Time of Day.......................................................... 20

ARTICLE 2 - Revolving Credit Facility.................................................... 20
    Section 2.1     Revolving Commitments................................................ 20
    Section 2.2     Revolving Notes...................................................... 21
    Section 2.3     Repayment of Revolving Loans......................................... 21
    Section 2.4     Use of Proceeds...................................................... 22
    Section 2.5     Revolving Commitment Fee............................................. 22
    Section 2.6     Termination or Reduction of Revolving Commitments.................... 22
    Section 2.7     Letters of Credit.................................................... 22
    Section 2.8     Borrowing Base....................................................... 26

ARTICLE 3 - Term Loan Facility........................................................... 26
    Section 3.1     Term Loans........................................................... 26
    Section 3.2     Term Notes........................................................... 26
    Section 3.3     Repayment of Term Loans.............................................. 26
    Section 3.4     Use of Proceeds...................................................... 27

ARTICLE 4 - Interest and Fees............................................................ 27
    Section 4.1     Interest Rate........................................................ 27
    Section 4.2     Determinations of Margins and Commitment Fee Rate.................... 27
    Section 4.3     Payment Dates........................................................ 28
    Section 4.4     Default Interest..................................................... 28
    Section 4.5     Conversions and Continuations of Accounts............................ 29
    Section 4.6     Computations......................................................... 29

ARTICLE 5 - Administrative Matters....................................................... 29
    Section 5.1     Borrowing Procedure.................................................. 29
    Section 5.2     Minimum Amounts...................................................... 29
    Section 5.3     Certain Notices...................................................... 29
    Section 5.4     Prepayments.......................................................... 30
    Section 5.5     Method of Payment.................................................... 31
    Section 5.6     Pro Rata Treatment................................................... 32
    Section 5.7     Sharing of Payments.................................................. 33
    Section 5.8     Non-Receipt of Funds by Administrative Agent......................... 33
    Section 5.9     Participation Obligations Absolute; Failure to Fund Participation.... 33

ARTICLE 6 - Change in Circumstances...................................................... 34
    Section 6.1     Increased Cost and Reduced Return.................................... 34

    Section 6.2     Limitation on Libor Accounts......................................... 35
    Section 6.3     Illegality.  ........................................................ 35
    Section 6.4     Treatment of Affected Accounts....................................... 36
    Section 6.5     Compensation.  ...................................................... 36
    Section 6.6     Taxes................................................................ 37
    Section 6.7     Withholding Tax Exemption............................................ 37
    Section 6.8     Mitigation........................................................... 38

ARTICLE 7 - Security..................................................................... 39
    Section 7.1     Collateral........................................................... 39
    Section 7.2     Guaranties........................................................... 39
    Section 7.3     New Subsidiaries, New Issuances of Capital Stock..................... 40
    Section 7.4     New Mortgaged Properties............................................. 40
    Section 7.5     Release of Collateral................................................ 41

ARTICLE 8 - Conditions Precedent......................................................... 41
    Section 8.1     Initial Loan and Letter of Credit.................................... 41
    Section 8.2     All Loans and Letters of Credit...................................... 46

ARTICLE 9 - Representations and Warranties............................................... 46
    Section 9.1     Corporate Existence.................................................. 46
    Section 9.2     Financial Condition.................................................. 47
    Section 9.3     Corporate Action; No Breach.......................................... 47
    Section 9.4     Operation of Business................................................ 47
    Section 9.5     Litigation and Judgments............................................. 47
    Section 9.6     Rights in Properties; Liens.......................................... 48
    Section 9.7     Enforceability....................................................... 48
    Section 9.8     Approvals............................................................ 48
    Section 9.9     Debt................................................................. 48
    Section 9.10    Taxes................................................................ 48
    Section 9.11    Margin Securities.................................................... 48
    Section 9.12    ERISA................................................................ 49
    Section 9.13    Disclosure........................................................... 49
    Section 9.14    Subsidiaries; Capitalization......................................... 49
    Section 9.15    Agreements........................................................... 49
    Section 9.16    Compliance with Laws................................................. 50
    Section 9.17    Investment Company Act............................................... 50
    Section 9.18    Public Utility Holding Company Act................................... 50
    Section 9.19    Environmental Matters................................................ 50
    Section 9.20    Broker's Fees........................................................ 51
    Section 9.21    Employee Matters..................................................... 51
    Section 9.22    Solvency............................................................. 51
    Section 9.23    Year 2000 Compliance................................................. 51

ARTICLE 10 - Positive Covenants.......................................................... 52
    Section 10.1    Reporting Requirements............................................... 52
    Section 10.2    Maintenance of Existence; Conduct of Business........................ 54

    Section 10.3    Maintenance of Properties............................................ 54
    Section 10.4    Taxes and Claims..................................................... 54
    Section 10.5    Insurance............................................................ 54
    Section 10.6    Inspection Rights.................................................... 56
    Section 10.7    Keeping Books and Records............................................ 56
    Section 10.8    Compliance with Laws................................................. 56
    Section 10.9    Compliance with Agreements........................................... 56
    Section 10.10   Further Assurances................................................... 56
    Section 10.11   ERISA................................................................ 56
    Section 10.12   Unified Cash Management System; Dominion of Funds.................... 57
    Section 10.13   Year 2000 Compliance................................................. 57

ARTICLE 11 - Negative Covenants.......................................................... 57
    Section 11.1    Debt................................................................. 57
    Section 11.2    Limitation on Liens and Restrictions on Subsidiaries................. 58
    Section 11.3    Mergers, Etc......................................................... 59
    Section 11.4    Restricted Junior Payments........................................... 60
    Section 11.5    Investments.......................................................... 61
    Section 11.6    Limitation on Issuance of Capital Stock.............................. 62
    Section 11.7    Transactions With Affiliates......................................... 62
    Section 11.8    Disposition of Assets................................................ 62
    Section 11.9    Lines of Business.................................................... 62
    Section 11.10   Limitations on Restrictions Affecting Subsidiaries................... 62
    Section 11.11   Environmental Protection............................................. 62
    Section 11.12   ERISA................................................................ 63

ARTICLE 12 - Financial Covenants......................................................... 63
    Section 12.1    Minimum Tangible Net Worth........................................... 63
    Section 12.3    Minimum Fixed Charge Coverage Ratio.................................. 63
    Section 12.4    Maximum Capital Expenditures......................................... 63

ARTICLE 13 - Default..................................................................... 64
    Section 13.1    Events of Default.................................................... 64
    Section 13.2    Remedies............................................................. 66
    Section 13.3    Cash Collateral...................................................... 67
    Section 13.4    Performance by Administrative Agent.................................. 67
    Section 13.5    Set-off.............................................................. 67
    Section 13.6    Continuance of Default............................................... 67

ARTICLE 14 - Administrative Agent........................................................ 68
    Section 14.1    Appointment, Powers, and Immunities.  ............................... 68
    Section 14.2    Reliance by Administrative Agent..................................... 68
    Section 14.3    Defaults.  .......................................................... 68
    Section 14.4    Rights as Lender..................................................... 69
    Section 14.5    Indemnification. .................................................... 69
    Section 14.6    Non-Reliance on Agents and Other Lenders............................. 70
    Section 14.7    Resignation of Administrative Agent.................................. 70

    Section 14.8    Administrative Agent Fee............................................. 70
    Section 14.9    Several Commitments.................................................. 71

ARTICLE 15 - Miscellaneous............................................................... 71
    Section 15.1    Expenses............................................................. 71
    Section 15.2    Indemnification...................................................... 72
    Section 15.3    Limitation of Liability.............................................. 73
    Section 15.4    No Duty.............................................................. 73
    Section 15.5    No Fiduciary Relationship............................................ 73
    Section 15.6    Equitable Relief..................................................... 73
    Section 15.7    No Waiver; Cumulative Remedies....................................... 73
    Section 15.8    Successors and Assigns............................................... 73
    Section 15.9    Survival............................................................. 75
    Section 15.10   Entire Agreement..................................................... 75
    Section 15.11   Amendments and Waivers............................................... 76
    Section 15.12   Maximum Interest Rate................................................ 77
    Section 15.13   Notices.............................................................. 77
    Section 15.14   Governing Law; Venue; Service of Process............................. 78
    Section 15.15   Counterparts......................................................... 78
    Section 15.16   Severability......................................................... 78
    Section 15.17   Headings............................................................. 78
    Section 15.18   Construction......................................................... 78
    Section 15.19   Independence of Covenants............................................ 79
    Section 15.20   Waiver of Jury Trial................................................. 79
    Section 15.21   Confidentiality...................................................... 79
    Section 15.22   Currency Conversion.................................................. 79
    Section 15.23   Amendment and Restatement............................................ 79

                               INDEX TO EXHIBITS
                               -----------------

               Exhibit                  Description of Exhibit
               -------                  ----------------------

               "A-1"                    Revolving Note
               "A-2"                    Swingline Note
               "B"                      Term Note
               "C"                      Borrowing Base Certificate
               "D"                      Assignment and Acceptance Agreement
               "E"                      Compliance Certificate
               "F"                      Subsidiary Guaranty
               "G"                      Joinder Agreement
               "H"                      Notice of Borrowing



                                 INDEX TO SCHEDULES
                                 ------------------

               Schedule                 Description of Schedule
               --------                 -----------------------

               1.1                      Commitments
               7.1                      Transfer Restrictions, Etc.
               9.1                      Corporate Existence/Good Standing
               9.3                      Corporate Action/No Breach
               9.4                      Operation of Business
               9.5                      Litigation and Judgments
               9.6                      Collateral Matters
               9.9                      Debt
               9.10                     Taxes
               9.12                     ERISA
               9.13                     Disclosure Documents
               9.14                     Subsidiaries; Capitalization
               9.15                     Agreements
               9.19                     Environmental Matters
               9.21                     Employee Matters
               9.22                     Solvency
               9.23                     Year 2000 Compliance
               11.2                     Liens
               11.3                     Subsidiary Mergers, Resolutions, Etc.
               11.5                     Investments
               11.8                     Asset Dispositions

                             AMENDED AND RESTATED
                               CREDIT AGREEMENT
                               ----------------

     THIS AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement"), dated as of July
                                                  ---------
15, 1999, is among RENAISSANCE WORLDWIDE, INC., a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts ("Borrower"), each of the banks or other lending institutions which is or which
  --------
may from time to time become a signatory hereto or any successor or assignee thereof pursuant to Section 15.8(b) hereof (individually, a "Lender" and,
                    ---------------                          ------
collectively, the "Lenders"), BANK OF AMERICA, N.A., a national banking
                   -------
association (formerly known as NationsBank, N.A.), as Fronting Bank (as defined below) and administrative agent for the Lenders (in its capacity as administrative agent, together with its successors in such capacity, "Administrative Agent"), and BNY FACTORING LLC, a New York limited liability
 --------------------
company, as syndication agent for the Lenders (in its capacity as syndication agent, together with its successors in such capacity, "Syndication Agent").
                                                       -----------------

                               R E C I T A L S:
                               ---------------

     Borrower has requested that the Lenders extend credit to Borrower in the form of a revolving credit facility, a letter of credit subfacility and a term loan facility to be used in part to amend, extend and restate the Original Revolving Credit Agreement currently in effect between Borrower and NationsBank and to increase the credit facility available to Borrower. Lenders are willing to extend such credit to Borrower upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  As used in this Agreement, the following terms
                  -----------
have the following meanings:

     "Account" means either a Base Rate Account or a Libor Account.
      -------

     "Account Debtor" means a Person who is obligated on a Receivable.
      --------------

     "Adjusted EBITDA" means, for any period and any Person, the total of the
      ---------------
following calculated without duplication on a consolidated basis for such period: (a) EBITDA of such Person; plus (b) on a pro forma basis, the EBITDA
                                    ----
attributable to all Subsidiaries of such Person or assets acquired by such Person during such period, in each case for any portion of such period occurring prior to the date of the acquisition of such Subsidiary or assets; minus (c)
                                                                   -----
EBITDA of such Person and its Subsidiaries attributable to any Subsidiary or assets disposed of during such period, in each case for any portion of such period occurring prior to the date of the disposal of any such Subsidiary or assets.

     "Adjusted Libor Rate" means, for any Libor Account for any Interest Period
      -------------------
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Libor Rate for such Libor Account for such Interest Period by (b) 1 minus the Reserve Requirement for such Libor Account for such Interest Period.

     "Adjusted Net Income" means, for any period and any Person, such Person's
      -------------------
consolidated net income (or loss) determined in accordance with GAAP, but excluding: (a) the income of any other Person (other than its Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Subsidiary in a cash distribution; and (b) any after-tax gains or losses attributable to an asset disposition.

     "Administrative Agent" has the meaning set forth in the introductory
      --------------------
paragraph of this Agreement.

     "Affiliate" means, with respect to any Person, any other Person (a) that
      ---------
directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of Voting Stock of such Person; or (c) ten percent (10%) or more of the Voting Stock of which is directly or indirectly beneficially owned or held by the Person in question. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract, or otherwise; provided, however, in no event shall the
                                  --------  -------
Agents or any Lender be deemed an Affiliate of Borrower or any Subsidiary of Borrower.

     "Agents" means the Administrative Agent and the Syndication Agent,
      ------
collectively.

     "Agreement" has the meaning set forth in the introductory paragraph of this
      ---------
Agreement, as the same may be amended or otherwise modified.

     "Applicable Lending Office" means, for each Lender and for each Type of
      -------------------------
Account, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Account on the signature pages hereof or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which its Accounts of such Type are to be made and maintained.

     "Applicable Rate" has the meaning set forth in Section 4.1.
      ---------------                               -----------

     "Applicable Rate Calculation" has the meaning set forth in Section 10.1(d).
      ---------------------------                               ---------------

     "Asset Disposition" means, with respect to any Person, the disposition of
      -----------------
any asset of such Person (including, without limitation, the sale of any Capital Stock of any Subsidiary of such Person) other than (i) sales of Inventory in the ordinary course of business, (ii) dispositions of equipment no longer used or useful in such Person's business and (iii) dispositions of other equipment to be replaced (and such equipment is so replaced) with other functionally equivalent equipment within one hundred twenty (120) days of the disposition thereof.

     "Assignment and Acceptance" means an assignment and acceptance, in
      -------------------------
substantially the form of Exhibit "D", entered into by a Lender and an Eligible
                          -----------
Assignee and accepted by Administrative Agent pursuant to Section 15.8(b).
                                                          ---------------

     "Authorized Representative" has the meaning set forth in Section 10.1(f).
      -------------------------                               ---------------

     "Bank of America" means Bank of America, N.A. (formerly known as
      ---------------
NationsBank, N.A.) and its successors and assigns.

     "Bankruptcy Code" has the meaning set forth in Section 13.1(e).
      ---------------                               ---------------

     "Base Rate" means, for any day, the rate per annum equal to the higher of
      ---------
(a) the Federal Funds Rate plus one-half of one percent (0.5%), or (b) the Prime Rate. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

     "Base Rate Account" means a portion of a Loan that bears interest at a rate
      -----------------
based upon the Base Rate.

     "Base Rate Margin" has the meaning specified in Section 4.2.
      ----------------                               -----------

     "Borrower" has the meaning set forth in the introductory paragraph of this
      --------
Agreement.

     "Borrowing Base" means, at any time, an amount equal to eighty-five percent
      --------------
(85%) of the face value of Eligible Receivables due and owing at such time plus
                                                                           ----
fifty percent (50%) of earned but unbilled Receivables that would constitute Eligible Receivables upon the issuance of an invoice therefor.

     "Borrowing Base Certificate" means a certificate, signed by an Authorized
      --------------------------
Representative of Borrower, in substantially the form attached hereto as Exhibit
                                                                         -------
"C".
---

     "Business Day" means (a) any day excluding Saturday, Sunday, and any day
      ------------
which either is a legal holiday under the laws of the Commonwealth of Massachusetts or the State of Texas or is a day on which banking institutions located in any such states are closed, and (b), with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Loans subject to Libor Accounts, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in
             ----------
Dollar deposits are carried out in the London interbank market.

     "Capital Expenditures" means, with respect to any Person, all expenditures
      --------------------
made and liabilities incurred for the acquisition of assets which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

     "Capital Lease Obligations" means, as to any Person, the obligations of
      -------------------------
such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person according to GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Capital Stock" means corporate stock and any and all shares, partnership
      -------------
interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership, or any options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person (however designated) issued by any entity (whether a corporation, partnership, limited liability company, limited partnership, or other type of entity).

     "Change of Control" means the occurrence of any of the following: (i) the
      -----------------
sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Borrower and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d) (3) of the Securities Exchange Act), (ii) the adoption of a plan relating to the liquidation or dissolution of Borrower, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) first occurring after the Closing Date the result of which is that any "person" (as defined above), becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the Voting Stock of Borrower (measured by voting power rather than number of shares), or (iv) the first day on which a majority of the members of the Board of Directors of Borrower are not Continuing Directors.

     "Closing Date" means July 15, 1999.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Collateral" means all Property of any nature whatsoever upon which a Lien
      ----------
is created or purported to be created by any Loan Document as security for the Obligations or any portion thereof.

     "Commitment Fee Rate" has the meaning specified in Section 4.2.
      -------------------                               -----------

     "Commitment Percentage" means, with respect to each Lender, the percentage
      ---------------------
equivalent of the amount of the Commitments of such Lender (or the Commitment in question) divided by the aggregate amount of all the Commitments of all of the Lenders (or the Commitment in question of all the Lenders).

     "Commitments" means, with respect to each Lender, its Revolving Commitment
      -----------
and its Term Commitment, and, with respect to all Lenders, all such commitments.

     "Compliance Certificate" means a certificate in substantially the form of
      ----------------------
Exhibit "E", properly completed and executed by the chief financial officer of
-----------
Borrower.

     "Continue", "Continuation", and "Continued" shall refer to the continuation
      --------    ------------        ---------
pursuant to Section 4.5 of a Libor Account from one Interest Period to the next
            -----------
Interest Period.

     "Continuing Directors" means, as of any date of determination, any member
      --------------------
of the Board of Directors of Borrower who (i) was a member of such Board of Directors on the Closing Date or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

     "Contract Rate" has the meaning specified in subsection 15.12(a).
      -------------                               -------------------

     "Convert", "Conversion", and "Converted" shall refer to a conversion
      -------    ----------        ---------
pursuant to Section 4.5 or Article 6 of one Type of Account into another Type of
            -----------    ---------
Account.

     "Debt" means, as to any Person at any time (without duplication): (a) all
      ----
obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business; (d) all Capital Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; provided, however, that the amount of
                                           --------  -------
such Debt of any Person described in this clause (f) shall, for purposes of this
                                          ----------
Agreement, be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Debt or (ii) in the case of non-recourse obligations, the fair market value of the property or asset encumbered, as determined by Administrative Agent in its reasonable discretion; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments (including, without limitation, those outstanding with respect to Letters of Credit); (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan (excluding obligations to deliver stock in respect of stock options or stock ownership plans); and (i) all vested obligations of such Person for the payment of money under any noncompete, consulting, or similar arrangements providing for the deferred payment of the purchase price for an acquisition consummated prior to the date hereof; provided, however, that the term "Debt" shall not include any earnout or similar
--------  -------
contingent payments incurred in connection with an acquisition until such amount is actually earned.

     "Default" means an Event of Default or the occurrence of an event or
      -------
condition which with notice or lapse of time or both would become an Event of Default.

     "Default Rate" means, in respect of any principal of any Loan, any
      ------------
Reimbursement Obligation, or any other amount payable by Borrower under any Loan Document, a rate per annum during the period specified in Section 4.4, equal to
                                                          -----------
the sum of two percent (2%), plus the Applicable Rate for Base Rate Accounts as
                             ----
in effect from time to time (provided, that if such amount is subject
                             --------
to a Libor Account, the "Default Rate" for such amount shall be, for the period to but excluding the last day of the Interest Period therefor, two percent (2%), plus the interest rate for such Account for such Interest Period as provided in
----
Section 4.1, and, thereafter, the rate provided for above in this definition).
-----------

     "Dollars" and "$" mean lawful money of the U.S.
      -------       -

     "Domestic Subsidiary" means each direct or indirect Subsidiary of Borrower
      -------------------
formed under the laws of the U.S. or any state thereof (other than CANAM L.L.C., a Delaware limited liability company).

     "EBITDA" means, for any period and any Person, the total of the following
      ------
calculated without duplication for such Person on a consolidated basis for such period: (a) Adjusted Net Income; plus (b) any provision for (or less any benefit
                                 ----
from) income or franchise taxes deducted in determining Adjusted Net Income; plus (c) Interest Expense deducted in determining Adjusted Net Income; plus (d)
----                                                                   ----
amortization and depreciation expense deducted in determining Adjusted Net Income; plus (e) charges taken during the second, third and fourth Fiscal
        ----
Quarters of Fiscal 1998 associated with acquisitions and restructuring fees, divested businesses and write-offs of accounts receivable in the amount of Six Million Nine Hundred Thousand Dollars ($6,900,000) in such second Fiscal Quarter, Nine Million Dollars ($9,000,000) in such third Fiscal Quarter and Forty-Two Million Two Hundred Thousand Dollars ($42,200,000) in such fourth Fiscal Quarter, deducted in determining Adjusted Net Income to the extent not already deducted in accordance with clause (d) above; plus (f) transaction costs
                                    ----------        ----
during any subsequent Fiscal Quarter associated with acquisitions completed during such Fiscal Quarter deducted in determining Adjusted Net Income.

     "EBITDAR" means, for any period and any Person, the sum of the following
      -------
calculated without duplication for such Person on a consolidated basis for such period: (a) Adjusted EBITDA; plus (b) Rental Expense deducted in determining Adjusted EBITDA.

     "Eligible Assignee" has the meaning specified in subsection 15.8(b)(i).
      -----------------                               ---------------------

     "Eligible Receivable" means a Receivable that consists of the unpaid
      -------------------
portion of the obligation stated on the invoice issued to an Account Debtor with respect to Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of Borrower's or its Subsidiaries' business, net of any credits or rebates owed by Borrower or its Subsidiaries to the Account Debtor and net of any commissions payable by Borrower or its Subsidiaries to third parties and that Administrative Agent determines to meet all of the following requirements:

          (a) such Receivable is owned by Borrower or its Subsidiaries, represents a bona fide transaction and the Account Debtor is not the Borrower or any of its Subsidiaries;

          (b) not more than ninety (90) days have elapsed from the date of the original invoice;

          (c) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and no material part of such goods has been returned or rejected;

          (d) such Receivable is not evidenced by chattel paper or an instrument of any kind unless such chattel paper or instrument (i) has been collaterally assigned to Administrative Agent, for the benefit of the Lenders, pursuant to an assignment in form and substance satisfactory to Administrative Agent and (ii) is in the possession of Administrative Agent;

          (e) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in Administrative Agent's sole judgment, have a Material Adverse Effect on such Account Debtor, and is not, in the reasonable discretion of Administrative Agent, deemed ineligible for credit or other reasons;

          (f) such Receivable is not owing by an Account Debtor having fifty percent (50.0%) or more in face value of its then existing aggregate total accounts owing to Borrower or its Subsidiaries, in the aggregate, which do not meet the requirements of clause (b) or clause (c) above;
                                  ----------    ----------

          (g) such Receivable is not owing by an Account Debtor whose then existing accounts owing to Borrower or its Subsidiaries, in the aggregate, exceed in face amount ten percent (10%) of Borrower's total Eligible Receivables; provided that only the amount of the excess of such Receivable
                  --------
     over such ten percent (10%) figure shall be excluded and provided, further,
                                                              --------  -------
     that such exclusion shall not apply to Account Debtors with a Debt rating of A or better by Standard & Poor's Corporation or Moody's Investors Service, Inc.;

          (h) such Receivable is not owing by an Account Debtor that is located outside of the United States of America;

          (i) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present or contingent (and no facts exist which are the basis for any future) offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor;

          (j) such Receivable is subject to a perfected first priority Lien in favor of Administrative Agent, on behalf of the Lenders, and such Receivable is subject to no other Lien whatsoever other than a Permitted Lien;

          (k) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, or to any other prohibition (under applicable law, by contract or otherwise) against its assignment or requiring notice of or consent to such assignment, unless all such required notices have been given, all such required consents have been received and all other procedures have been complied with such that such Receivable shall have been duly and validly assigned to Administrative Agent, for the benefit of Lenders; and

          (l) neither the Account Debtor with respect to such Receivable, nor such Receivable, is determined by Administrative Agent in its reasonable discretion to be ineligible for any other reason.

     "Environmental Laws" means any and all federal, state, and local laws,
      ------------------
regulations, and requirements regulating health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

     "Environmental Liabilities" means, as to any Person, all liabilities,
      -------------------------
obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses, (including, without limitation, all reasonable fees, disbursements, and expenses of counsel, expert and consulting fees, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, or criminal or civil statute, including, without limitation, any Environmental Law, permit, order, or agreement with any Governmental Authority or other Person, arising from environmental, health, or safety conditions or the Release or threatened Release of a Hazardous Material into the environment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations issued thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a
      ---------------
member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Loan Party or is under common control (within the meaning of Section 414(c) of the Code) with any Loan Party.

     "Event of Default" has the meaning specified in Section 13.1.
      ----------------                               ------------

     "Federal Funds Rate" means, for any day, the rate per annum (rounded
      ------------------
upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate
     --------
for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent.

     "Fiscal Quarters" means the three (3) month periods falling in each Fiscal
      ---------------
Year ending on the last Saturday of each March, June, September, and December.

     "Fiscal Year" means a twelve (12) month period ending the last Saturday in
      -----------
December.

     "Foreign Subsidiary" means each direct or indirect Subsidiary of Borrower
      ------------------
that is not a Domestic Subsidiary.

     "Fronting Bank" means Bank of America or such other Lender which is a
      -------------
commercial bank as Borrower and Bank of America may mutually designate from time to time which agrees to be the issuer of a Letter of Credit.

     "Funded Debt" means, with respect to any Person for such Person and its
      -----------
Subsidiaries, determined on a consolidated basis in accordance with GAAP, at the time of determination, the sum of all Debt other than: (a) Debt or other obligations of others guaranteed by such Person and its Subsidiaries; (b) all Reimbursement Obligations (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds, and similar instruments (including, without limitation, those outstanding with respect to Letters of Credit); and (c) all liabilities in respect of unfunded vested benefits under any Plan.

     "GAAP" means generally accepted accounting principles, applied on a
      ----
"consistent basis" (as such phrase is interpreted in accordance with Section 1.3
                                                                     -----------
hereof), as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.

     "Governmental Authority" means any nation or government, any state or
      ----------------------
political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "Guarantee" means any obligation, contingent or otherwise, of any Person
      ---------
directly or indirectly guaranteeing any Debt or other obligation of any other Person or indemnifying such other Person for an obligation and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include
                   --------
endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of any guaranteeing Person shall be deemed to be the lesser of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or (ii) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee, unless such primary obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guarantee shall be such guaranteeing Person's maximum reasonably anticipated liability in respect thereof as mutually determined by Borrower and Administrative Agent in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

     "Guarantor" means any Person which has executed a Guaranty, and
      ---------
"Guarantors" means all of such Persons, collectively.
 ----------

     "Guaranty" means each of the Subsidiary Guaranties, and any and all
      --------
amendments, modifications, supplements, renewals, extensions, or restatements thereof, and "Guaranties" means the Subsidiary Guaranties, collectively.
              ----------

     "Hazardous Material" means any substance, product, waste, pollutant,
      ------------------
material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law as a result of its hazardous or toxic nature.

     "Hedge Agreements" means any and all agreements, devices, or arrangements
      ----------------
designed to protect Borrower from the fluctuations of interest rates, exchange rates, or forward rates applicable to its assets, liabilities, or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations, or assignments of any of the foregoing.

     "Installment Note" means the $2,000,000 Convertible Subordinated Promissory
      ----------------
Note from Zefer Corp., as maker, payable to Borrower.

     "Intellectual Property" means any U.S. or foreign patents, patent
      ---------------------
applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including, without limitation, unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

     "Interest Expense" means, for any period and for any Person, the sum of (a)
      ----------------
interest expense of such Person calculated without duplication on a consolidated basis for such period in accordance with GAAP, plus (b) payments made under
                                               ----
Hedge Agreements during such period, minus (c) payments received under Hedge
                                     -----
Agreements during such period.

     "Interest Period" means with respect to any Libor Account, each period
      ---------------
commencing on the date such Account is established or Continued, or Converted from a Base Rate Account to a Libor Account, or the last day of the next preceding Interest Period with respect to such Libor Account, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as Borrower may select as provided in Section 4.5 or Section
                                                        -----------    -------
5.1, except that each such Interest Period which commences on the last Business
---
Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than five (5) Interest Periods shall be in effect at the same time; (d) no Interest Period for any Libor Account shall have a duration of less than one (1) month and, if the Interest Period would otherwise be a shorter period, the related Libor Account shall not be available hereunder; and (e) no Interest Period in respect of any Term Loan may extend beyond a principal repayment date thereof unless, after giving effect thereto, the aggregate principal amount of such Term Loan subject to Libor Accounts having Interest Periods that end after such principal payment date shall be equal to or less than the aggregate principal amount of such Term Loan to be outstanding hereunder after such principal payment date.

     "Inventory" means all inventory now owned or hereafter acquired by Borrower
      ---------
or any Subsidiary of Borrower wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property) for service or held as raw materials, work in process, or supplies or materials used or consumed in the business of Borrower or any Subsidiary of Borrower.

     "Investments" has the meaning specified in Section 11.5.
      -----------                               ------------

     "Joinder Agreement" means an agreement which has been or will be executed
      -----------------
by a Subsidiary adding it as a party to the Guaranty and certain Security Documents, in substantially the form of Exhibit "G", as the same may be amended
                                        -----------
or otherwise modified.

     "Lender" has the meaning set forth in the introductory paragraph of this
      ------
Agreement.

     "Letter of Credit Liabilities" means, at any time, the sum of (a) the
      ----------------------------
aggregate undrawn face amount of all outstanding Letters of Credit, plus (b) all
                                                                    ----
unreimbursed drawings under Letters of Credit.

     "Letters of Credit" has the meaning specified in Section 2.7(a).
      -----------------                               --------------

     "Letter of Credit Agreement" means, with respect to each Letter of Credit
      --------------------------
to be issued by the Fronting Bank therefor, the letter of credit application and reimbursement agreement which such Fronting Bank requires to be executed by Borrower in connection with the issuance of such Letter of Credit.

     "Leverage Ratio" means, for any period, the ratio of Borrower's Funded Debt
      --------------
as of the end of such period to Adjusted EBITDA for the twelve (12) month period then ending.

     "Libor Account" means any portion of a Loan that bears interest at a rate
      -------------
based upon the Adjusted Libor Rate.

     "Libor Rate" means, for any Libor Account for any Interest Period therefor,
      ----------
the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Libor Rate" shall mean, for any Libor Account for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more
                                                      --------  -------
than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

     "Libor Rate Margin" has the meaning specified in Section 4.2.
      -----------------                               -----------

     "Lien" means any lien, mortgage, security interest, tax lien, pledge,
      ----
charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

     "Loan Documents" means this Agreement, the Notes, the Security Documents,
      --------------
the Letters of Credit, the Letter of Credit Agreements, the Joinder Agreements, any Hedge Agreement between Borrower or any Subsidiary of Borrower and any Lender and all other agreements, documents, and instruments now or hereafter executed and/or delivered pursuant to or in connection with any of the foregoing, and any and all amendments, modifications, supplements, renewals, extensions, or restatements thereof (including, without limitation, any amendment that increases the amount of any Obligations due thereunder).

     "Loan Party" means (a) Borrower, (b) the Guarantors, and (c) any other
      ----------
Person who is or becomes a party to any agreement, document, or instrument that Guarantees or secures payment or performance of the Obligations or any part thereof.

     "Loans" means Revolving Loans, Term Loans and Swingline Advances.
      -----

     "Material Adverse Effect" means, with respect to any Person, any material
      -----------------------
adverse effect, or the occurrence of any event or the existence of any condition that could reasonably be expected to have a material adverse effect, on (a) with respect to Borrower or any of its Subsidiaries, the prospects, business or financial condition, or performance of Borrower and its Subsidiaries, taken as a whole and, with respect to any other Person, the prospects, business or financial condition, or performance of such Person and its Subsidiaries, taken as a whole, (b) the ability of such Person to pay and perform the obligations for which such Person is responsible when due, or (c) with respect to any Loan Party, the validity or enforceability of (i) any of the Loan Documents, (ii) any Lien created or purported to be created by any of the Loan Documents or the required priority of any such Lien, or (iii) the rights and remedies of Administrative Agent or the Lenders under any of the Loan Documents.

     "Maximum Rate" means, at any time and with respect to any Lender, the
      ------------
maximum rate of nonusurious interest under applicable law that such Lender may charge Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate.

     "Mortgaged Property" means, any Property consisting of real property or
      ------------------
interests therein which becomes or is required to become subject to a Mortgage pursuant to Section 7.4, and "Mortgaged Properties" means all of such real
            -----------       --------------------
property or interests, collectively.

     "Mortgage" means any (if any) deed of trust, leasehold deed of trust,
      --------
mortgage, leasehold mortgage, collateral assignment of leases, or other real estate security document executed and delivered pursuant to this Agreement by any Loan Party in favor of Administrative Agent for the benefit of the Agents and the Lenders with respect to any Mortgaged Property, and any and all amendments, modifications, supplements, renewals or restatements thereof, and "Mortgages" means all of such Mortgages, collectively.
 ---------

     "Multiemployer Plan" means a multiemployer plan defined as such in Section
      ------------------
3(37) of ERISA to which contributions have been made by any Loan Party or any ERISA Affiliate at any time within the six (6) year period preceding the date hereof or hereafter and which is covered by Title IV of ERISA.

     "Net Proceeds" means (i) in connection with any disposition of assets of
      ------------
any Loan Party, the cash proceeds received by such Loan Party from such disposition (including, without limitation, payments under notes or other debt Securities received in connection with any such disposition, but only as and when received) net of (a) the costs of such disposition (including reasonable, out-of-pocket professional fees and expenses, taxes, notarial fees, survey costs, title insurance premiums, required escrow deposits, and purchase price adjustments and other customary fees and expenses, in each case attributable to and actually paid in connection with such disposition), and (b) amounts applied to repayment of Debt (other than the Obligations) secured by a lien, security interest, claim or encumbrance on the asset or property disposed and (ii) in connection with issuance of any equity Securities, the cash proceeds received from such issuance, net of all costs of such issuance (including reasonable, out-of-pocket professional fees and expenses, notarial fees, underwriting discounts and commissions, and other customary fees and expenses) actually paid.

     "Net Worth" means with respect to any Person, such Person's total
      ---------
shareholders' equity (including, without limitation, capital stock, additional paid-in capital and retained earnings, after deducting treasury stock, or other form of equity (i.e., partner's capital, membership interests, etc.)) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

     "Notes" means the Revolving Notes, the Swingline Note, and the Term Notes.
      -----

     "Notice of Borrowing" means a Notice of Borrowing substantially in the form
      -------------------
of Exhibit "H" hereto executed on behalf of Borrower.
   -----------

     "Obligations" means any and all (a) obligations, indebtedness, and
      -----------
liabilities of Borrower and its Subsidiaries to the Agents and the Lenders, or any of them, arising pursuant to any of the Loan Documents, whether now existing or hereafter arising, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of Borrower to repay the Loans, the Reimbursement Obligations, interest on the Loans and Reimbursement Obligations, and all fees, costs, and expenses (including, without limitation, attorneys'
fees) provided for in the Loan Documents, and (b) indebtedness, liabilities, and obligations of any Loan Party under any Hedge Agreement that it may enter into with the Agent or any Affiliate of any Lender if and to the extent that such Hedge Agreement is permitted in accordance with Section 11.1(i).
                                                ---------------

     "Original Revolving Credit Agreement" means that certain Credit Agreement
      -----------------------------------
dated as of February 24, 1999, among Borrower, Administrative Agent and NationsBank, N.A., as the same has been amended or modified prior to the effectiveness of this Agreement.

     "Original Revolving Credit Facility" or "ORCF" means the credit facility
      ----------------------------------      ----
provided by the Original Revolving Credit Agreement.

     "Other Taxes" has the meaning specified in Section 6.6(b).
      -----------                               --------------

     "Outstanding Revolving Credit" means, at any time of determination, the sum
      ----------------------------
of (a) the aggregate amount of Revolving Loans then outstanding; plus (b) the aggregate amount of Letter of Credit Liabilities (or when calculated with respect to any Lender, such Lender's pro rata share of the Revolving Loans then outstanding and participation or other interest in such Letter of Credit Liabilities).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity
      ----
succeeding to all or any of its functions under ERISA.

     "Permitted Liens" means the Liens permitted by Section 11.2.
      ---------------                               ------------

     "Person" means any individual, corporation, limited liability company,
      ------
business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

     "Plan" means any employee benefit plan established or maintained by any
      ----
Loan Party or any ERISA Affiliate and which is subject to Title IV of ERISA.

     "Prime Rate" means the per annum rate of interest established from time to
      ----------
time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

     "Principal Office" means the office of Administrative Agent, located at 901
      ----------------
Main Street, 67th Floor, Dallas, Texas 75202.

     "Prohibited Transaction" means any transaction described in Section 406 or
      ----------------------
407 of ERISA or Section 4975(c)(1) of the Code for which no statutory or administrative exemption applies.

     "Projections" means Borrower's forecasted consolidated: (a) balance sheets;
      -----------
(b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all materially consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "Property" means, for any Person, property or assets of all kinds, real,
      --------
personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto), whether owned or acquired on or after the Closing Date.

     "Purchase Price" means, as of any date of determination and with respect to
      --------------
any acquisition, the purchase price to be paid for the equity interests issued by the Person to be acquired or the assets of the Person to be acquired, including all cash consideration paid (whether classified as purchase price, debt assumption, noncompete payments, consulting payments or otherwise and without regard to whether such amount is paid at closing or paid over time but excluding the amount of any finance charges attributable to deferred payments and excluding amounts payable as salary and benefits under any employment agreement entered into with any seller for the purpose of retaining such seller as an active officer or employee of Borrower or a Subsidiary) and the Dollar value of all other assets to be transferred by the purchaser in connection with such acquisition to the seller or sellers (including the value of all capital stock of Borrower issued or to be issued to the seller) all valued in accordance with the applicable purchase agreements.

     "Quarterly Payment Date" means the last day of March, June, September, and
      ----------------------
December of each year, the first of which shall be September 30, 1999.

     "Receivable" or "Receivables" means, as at any date of determination
      ----------      -----------
thereof, each and every "account" as such term is defined in article or chapter 9 of the UCC (or any successor statute) and includes, without limitation, the unpaid portion of the obligation, as stated on the respective invoice, or, if there is no invoice, other writing, of a customer of Borrower or any Subsidiary of Borrower in respect of Inventory sold and shipped or services rendered by Borrower or any Subsidiary of Borrower.

     "Register" has the meaning specified in subsection 15.8(c).
      --------                               ------------------

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as the same may be amended, modified, or supplemented from time to time or any successor regulation therefor.

     "Regulatory Change" means, with respect to any Lender, any change after the
      -----------------
date of this Agreement (other than with respect to taxes excluded by the first sentence of Section 6.6(a)) in U.S. federal, state, or foreign laws or
            --------------
regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests (other than with respect to taxes excluded by the first sentence of Section 6.6(a)) applying to a class of
                                        --------------
lenders including such Lender of or under any U.S. federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof.

     "Reimbursement Obligations" means all indebtedness, liabilities, and
      -------------------------
obligations of Borrower or any other Loan Party to reimburse Administrative Agent or the Fronting Bank in accordance with subsection 2.7(e) for any demand
                                              -----------------
for payment or drawing under a Letter of Credit.

     "Release" means, as to any Person, any release, spill, emission, leaking,
      -------
pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or from property owned by such Person, including, without limitation, the migration of Hazardous Materials through or in the air, soil, surface water, ground water, or property in violation of Environmental Laws.

     "Remedial Action" means all actions required under applicable Environmental
      ---------------
Laws to (a) cleanup, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care; provided that "Remedial Action" shall not include such actions taken in the
--------
normal course of business and in material compliance with Environmental Laws.

     "Rental Expense" means, for any period and for any Person, the rental or
      --------------
lease expense of such Person under operating leases calculated without duplication on a consolidated basis for such period as determined in accordance with GAAP.

     "Required Lenders" means any combination of Lenders having (a) more than
      ----------------
fifty percent (50%) of the sum of the Revolving Commitments and the outstanding principal amount of the Term Loans or (b) if the Revolving Commitments have terminated or have otherwise been fulfilled, more than fifty percent (50%) of the outstanding principal amount of the Loans and participations in the Letters of Credit.

     "Reportable Event" means any of the events set forth in Section 4043 of
      ----------------
ERISA for which the 30-day notice requirement has not been waived by the PBGC.

     "Reserve Requirement" means, at any time, the maximum rate at which
      -------------------
reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Libor Accounts, "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Libor Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Libor Accounts. The Adjusted Libor Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "Revolving Commitment" means, as to each Lender, the obligation of such
      --------------------
Lender to make advances of funds and purchase participation interests in (or with respect to the Fronting Bank as a Lender, hold other interests in) Letters of Credit in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on Schedule
1.1 (or if applicable, the most recent Assignment and Acceptance executed by it) under the heading "Revolving Commitment", as the same may be reduced or terminated pursuant to Section 2.6, Section 5.4, or Section 13.2. The aggregate amount of
            -----------  -----------     ------------
all the Revolving Commitments as of the Closing Date equals One Hundred Million Dollars ($100,000,000).

     "Revolving Loans" means, as to any Lender, the advances made by such Lender
      ---------------
pursuant to Section 2.1, and, as to all Lenders making such Loans, all such
            -----------
Loans made or held by such Lenders pursuant to Section 2.1.
                                               -----------

     "Revolving Notes" means the promissory notes provided for by Section 2.2
      ---------------                                             -----------
and all amendments or other modifications thereof.

     "Revolving Termination Date" means July 15, 2002.
      --------------------------

     "Securities" means any stock, shares, options, warrants, voting trust
      ----------
certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person or any bonds, debentures, notes, or other evidences of indebtedness for borrowed money, secured or unsecured.

     "Security Agreements" means security agreements, pledge agreements,
      -------------------
securities pledge agreements, debenture pledge agreements, and other agreements, documents or instruments evidencing or creating a Lien as security for the Obligations or any portion thereof in form and substance satisfactory to Administrative Agent executed by any of Borrower, each Domestic Subsidiary of Borrower, and any other Loan Party, dated the date of the ORCF, the Closing Date or a subsequent date (in the case of Domestic Subsidiaries acquired after the Closing Date), in favor of Administrative Agent, for the benefit of the Agents and the Lenders, and any such agreement, document, or instrument executed pursuant to Article 7, and any and all amendments, modifications, supplements,
            ---------
renewals, extensions, or restatements thereof, including, without limitation, the Security Agreements delivered in connection with the ORCF, as amended or confirmed as of the Closing Date.

     "Security Documents" means the Guaranties, the Security Agreements, and the
      ------------------
Mortgages, as such agreements may be amended, modified, supplemented, renewed, extended, or restated from time to time, and any and all other agreements, deeds of trust, mortgages, chattel mortgages, security agreements, pledges, guaranties, assignments of proceeds, assignments of income, assignments of contract rights, assignments of partnership interests, assignments of royalty interests, or other collateral assignments, completion or surety bonds, standby agreements, subordination agreements, undertakings, and other agreements, documents, instruments, and financing statements now or hereafter executed and/or delivered by any Loan Party in connection with or as security or assurance for the payment or performance of the Obligations or any part thereof.

     "Solvent" means, with respect to any Person as of the date of any
      -------
determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Spot Rate" means, as of any date of determination (whether current or as
      ---------
of a prior date of determination if such conversion is to be determined as of a prior date) with respect to the conversion of an amount denominated in one currency (the "Original Currency") to another currency (the "Other Currency"),
               -----------------                             --------------
the rate of exchange which, in accordance with customary banking procedures and at such time and in such foreign exchange market as Administrative Agent shall determine consistent with such procedures and for such purpose, Administrative Agent on such date could purchase or could have purchased (if such conversion is to calculated as of a prior date) such amount of the Original Currency with such Other Currency.

     "Subordinated Debt" means Debt of Borrower or its Subsidiaries subordinated
      -----------------
to the Obligations on terms and conditions satisfactory to Administrative Agent in its absolute discretion.

     "Subsidiary" means, (a) when used to determine the relationship of a Person
      ----------
to another Person, a Person of which an aggregate of more than fifty percent (50%) or more of the Capital Stock is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such Capital Stock (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of Capital Stock which is not issued by a corporation, if such ownership interests constitute a majority voting interest, and (b) when used with respect to a Plan, ERISA, or a provision of the Code pertaining to employee benefit plans, means, with respect to a Person, any corporation, trade, or business (whether or not incorporated) which is under common control with such Person and is treated as a single employer with such Person under Section 414(b) or (c) of the Code and the regulations thereunder.

     "Subsidiary Guaranty" means (a) the guaranty of the Domestic Subsidiaries
      -------------------
of Borrower in favor of Administrative Agent, for the benefit of the Agents and the Lenders, in substantially the form of Exhibit "F", as the same may be
                                          -----------
modified pursuant to one or more Joinder Agreements and as the same may be otherwise modified from time to time and (b) each of the "Subsidiary Guaranties" delivered in connection with the ORCF, as amended or confirmed as of the Closing Date.

     "Swingline Advances" has the meaning specified in Section 2.1.
      ------------------                               -----------

     "Swingline Note" means the swingline promissory note provided for by
      --------------
Section 2.2 and all amendments and other modifications thereof.
-----------

     "Syndication Agent" has the meaning set forth in the introductory paragraph
      -----------------
of this Agreement.

     "Tangible Net Worth" means, at the time of determination, the remainder of
      ------------------
(a) Net Worth minus (b) the aggregate book value of all intangible assets of
              -----
Borrower and its Subsidiaries which are included in the determination of Net Worth.

     "Taxes" has the meaning specified in Section 6.6.
      -----                               -----------

     "Term Commitment" means, with respect to any Lender, the obligation of such
      ---------------
Lender to make an advance of funds on the Closing Date (or with respect to any Person becoming a Lender after the Closing Date, on such date) in the principal amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Term Commitment." The aggregate amount of all of the Term Commitments as of the Closing Date equals Fifty Million Dollars ($50,000,000).

     "Term Loans" means, as to any Lender, the Term Loans made or held by such
      ----------
Lender pursuant to Section 3.1 and, as to all Lenders making such Loans, all
                   -----------
such Loans made or held by such Lenders pursuant to Section 3.1.
                                                    -----------

     "Term Notes" means the promissory notes provided for by Section 3.2 and all
      ----------                                             -----------
amendments or other modifications thereof.

     "Term Termination Date" means July 15, 2002.
      ---------------------

     "Termination Date" means the Revolving Termination Date or the Term
      ----------------
Termination Date.

     "Termination Event" means (a) a Reportable Event, or (b) the filing of a
      -----------------
notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or the appointment of a trustee to administer any Plan.

     "Type" shall mean either type of Account (i.e., a Base Rate Account or
      ----
Libor Account).

     "UCC" means the Uniform Commercial Code as in effect in the Commonwealth of
      ---
Massachusetts and/or any other jurisdiction, the laws of which may be applicable to or in connection with the creation, perfection or priority of any Lien on any Property created pursuant to any Security Document.

     "Unfunded Vested Accrued Benefits" means with respect to any Plan at any
      --------------------------------
time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds,

(b) the fair market value of all Plan assets allocable to such benefits; all determined as of the then most recent valuation date for such Plan.

     "U.S." means the United States of America.
      ----

     "Voting Stock" means Capital Stock of a Person having by the terms thereof
      ------------
ordinary voting power to elect a majority of the board of directors (or similar governing body) of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).

     "Wholly-Owned Subsidiary" means any Subsidiary that (i) is owned 100% by
      -----------------------
Borrower and/or a Subsidiary of Borrower, and (ii) is organized under the laws of a state within the U.S.

     "Year 2000 Compliant" has the meaning set forth in Section 9.24 hereof.
      -------------------                               ------------

     "Year 2000 Problem" has the meaning set forth in Section 9.24 hereof.
      -----------------                               ------------

     Section 1.2   Other Definitional Provisions.  All definitions contained in
                   -----------------------------
this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article, Section, and Schedule references pertain to Articles, Sections, and Schedules of this Agreement. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

     Section 1.3   Accounting Terms and Determinations.  Except as otherwise
                   -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to Administrative Agent and the Lenders hereunder shall be prepared, in accordance with GAAP, on a "consistent basis" with those used in the preparation of the financial statements referred to in Section 9.2. All calculations made for the purposes of determining
      -----------
compliance with the provisions of this Agreement shall be made by application of GAAP, on a "consistent basis" with those used in the preparation of the financial statements referred to in Section 9.2. Accounting principles are
                                    -----------
applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period. Changes in the application of accounting principles which do not have a material impact on calculating the financial covenants herein shall be deemed comparable in all material respects to accounting principles applied in a preceding period. To enable the ready and consistent determination of compliance by Borrower with its obligations under this Agreement, Borrower will not, nor will it permit any other Loan Party to, change the manner in which either the last day of its Fiscal Year or the last days of the first three Fiscal Quarters of its Fiscal Years is calculated without the prior written consent of the Required Lenders. In the event any changes in accounting principles required by GAAP, recommended by Borrower's or any other Loan Party's certified public accountants or requested by Borrower (or that Borrower otherwise requests and Administrative Agent and the Required Lenders agree to accept, such agreement not unreasonably to be denied) and implemented by Borrower or any other Loan Party occur and such changes result in a change in the method of the calculation of financial covenants under this Agreement, then Borrower, Administrative Agent, and the Required Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating such covenants shall be the same after such changes as if such changes had not been made. Until such time as such an amendment shall have been executed and delivered by Borrower, Administrative Agent, and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such changes had not occurred.

     Section 1.4  Time of Day.  Unless otherwise indicated, all references in
                  -----------
this Agreement to times of day shall be references to Dallas, Texas time.

                                   ARTICLE 2

                           Revolving Credit Facility
                           -------------------------

     Section 2.1  Revolving Commitments.  Subject to the terms and conditions
                  ---------------------
of this Agreement, each Lender who has agreed to provide a Revolving Commitment severally agrees to make advances to Borrower from time to time from and including the Closing Date to but excluding the Revolving Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Lender's Revolving Commitment as then in effect; provided,
                                                                --------
however, (a) the Outstanding Revolving Credit applicable to a Lender shall not
-------
at any time exceed such Lender's Revolving Commitment, and (b) the Outstanding Revolving Credit of all of the Lenders shall not at any time exceed the lesser of (i) the Borrowing Base minus the outstanding principal amount of the Term Loans, or (ii) the aggregate Revolving Commitments. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, prepay, and reborrow hereunder the amount of the Revolving Commitments and may establish Base Rate Accounts and Libor Accounts thereunder and, until the Revolving Termination Date, Borrower may Continue Libor Accounts established under the Revolving Loans or Convert Accounts established under the Revolving Loans of one Type into Accounts of the other Type. Accounts of each Type under the Revolving Loans made by each Lender shall be established and maintained at such Lender's Applicable Lending Office for Revolving Loans of such Type. Notwithstanding anything to the contrary contained in this Agreement, Borrower may from time to time request, and Bank of America may at its discretion from time to time advance (but shall in no event be obligated to advance), Revolving Loans which are to be funded solely by Bank of America (the "Swingline
                                                             ---------
Advances"); provided, however, that (i) the aggregate principal amount of the
--------    --------  -------
Swingline Advances outstanding at any time shall not exceed Five Million Dollars ($5,000,000) and the aggregate principal amount of the Revolving Loans outstanding at any time (inclusive of the Swingline Advances) shall not exceed the aggregate principal amount of the Revolving Commitments, (ii) all Swingline Advances shall bear interest at the rate provided by Section 4.1(c), (iii) each
                                                     --------------
Swingline Advance shall be a minimum principal amount of One Hundred Thousand Dollars ($100,000) or any larger amount in increments of Fifty Thousand Dollars ($50,000), and (iv) Bank of America shall give the Administrative Agent and each Lender written notice of the aggregate outstanding principal amount of the Swingline Advances upon the written request of the Administrative Agent or any Lender (but no more often than once every calendar quarter). Furthermore, upon one Business Day's prior written notice given by Bank of America to the Administrative Agent and the other Lenders at any time and from time to time (including, without limitation, at any time following the occurrence of a Default or an Event of Default) and, in any event, without notice on the Business Day immediately preceding the Termination Date, each Lender (including, without limitation, Bank of America) severally agrees, as provided in the first sentence of this Section 2.1, and notwithstanding anything
                                       -----------
to the contrary contained in this Agreement, any Default or Event of Default or the inability or failure of Borrower or any of its Subsidiaries or any other Loan Party to satisfy any condition precedent to funding any of the Revolving Loans contained in Article 8 (which conditions precedent shall not apply to this
                   ---------
sentence), to make a Revolving Loan, in the form of a Base Rate Account, in an amount equal to its Commitment Percentage of the aggregate principal amount of the Swingline Advances then outstanding, and the proceeds of such Revolving Loans shall be promptly paid by the Administrative Agent to Bank of America and applied as a repayment of the aggregate principal amount of the Swingline Advances then outstanding.

     Section 2.2   Revolving Notes.  The Revolving Loans made by a Lender shall
                   ---------------
be evidenced by a single promissory note of Borrower in substantially the form of Exhibit "A", payable to the order of such Lender, in the maximum principal
   -----------
amount equal to its Revolving Commitment as originally in effect (or, if greater, its Revolving Commitment thereafter increased) and otherwise duly completed; provided, however, that the Swingline Advances made by Bank of America shall be evidenced by a single promissory note of Borrower in the maximum original principal amount of Five Million Dollars ($5,000,000) payable to the order of Bank of America in substantially the form of Exhibit "A-2"
                                                             -------------
hereto, dated the Closing Date.

     Section 2.3   Repayment of Revolving Loans.  Borrower shall pay to
                   ----------------------------
Administrative Agent, for the account of the Lenders, the outstanding principal amount of all of the Revolving Loans on the Revolving Termination Date and shall repay each of the Swingline Advances upon demand, but in any event no later than the 30th day after the making of such Swingline Advance and if at any time the aggregate Outstanding Revolving Credit shall exceed the Borrowing Base, Borrower shall pay the Administrative Agent for the account of the Lenders such excess amount.

     Section 2.4   Use of Proceeds.  Subject to the terms of this Agreement,
                   ---------------
the proceeds of the Revolving Loans shall be used by Borrower (i) to refinance the existing Debt outstanding under the Original Revolving Credit Facility and
(ii) otherwise for general corporate purposes arising in the ordinary course of business of Borrower and its Subsidiaries, to finance working capital requirements and Capital Expenditures of Borrower and its Subsidiaries, and for payment of the Reimbursement Obligations.

     Section 2.5   Revolving Commitment Fee.  Borrower agrees to pay to Agent
                   ------------------------
for the account of each Lender a commitment fee on the daily average unused amount of such Lender's Revolving Commitment for the period from and including the date of this Agreement to and including the Revolving Termination Date, at a per annum rate equal to the Commitment Fee Rate, computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) provided that for purposes of calculating such fee (i) the amount of outstanding Letters of Credit shall constitute use of the Revolving Commitment but (ii) Swingline Advances shall not constitute use of the Revolving Commitment. Accrued commitment fees under this Section 2.5 shall be
                                                          -----------
payable in arrears on the last Business Day of each calendar quarter and on the Revolving Termination Date.

     Section 2.6   Termination or Reduction of Revolving Commitments.  Borrower
                   -------------------------------------------------
shall have the right to terminate fully or to reduce in part the unused portion of the Revolving Commitments at any time and from time to time, provided that:
                                                                --------
(a) Borrower shall not have the right to terminate or reduce in part any unused portion of the Revolving Commitments that could or may be required to be advanced by the Lenders to refinance Swingline Advances then outstanding; (b) Borrower shall give Administrative Agent at least five (5) Business Days notice of each such termination or reduction as provided in Section 5.3 hereof; (c)
                                                     -----------
each partial reduction shall be in an aggregate amount at least equal to One Million Dollars ($1,000,000) or any multiple One Hundred Thousand Dollars ($100,000) in excess thereof; and (d) the Revolving Commitments may not be reduced below an amount equal to the Letter of Credit Liabilities. The Revolving Commitments may not be reinstated after they have been terminated or reduced.

     Section 2.7   Letters of Credit.
                   -----------------

          (a)  Commitment to Issue.  Borrower may utilize Revolving
               -------------------
     Commitments by requesting that the Fronting Bank issue, and the Fronting Bank, subject to the terms and conditions of this Agreement, shall issue, standby and commercial letters of credit for Borrower's account (such letters of credit being hereinafter referred to as the "Letters of Credit",
                                                             -----------------
     which may be for the benefit of a Subsidiary of Borrower); provided,
                                                                --------
     however, (i) the aggregate amount of outstanding Letter of Credit
     -------
     Liabilities shall not at any time exceed Fifteen Million Dollars ($15,000,000), (ii) the Outstanding Revolving Credit shall not at any time exceed the maximum amount prescribed by Section 2.1, and (iii) the
                                             -----------
     Outstanding Revolving Credit applicable to any Lender shall not at any time exceed the maximum amount for a Lender prescribed by Section 2.1. Upon the
                                                          -----------
     date of issue of a Letter of Credit, Administrative Agent shall be deemed, without further action by any party hereto, to have sold to each Lender who holds a Revolving Commitment, and each such Lender shall be deemed, without further action by any party hereto, to have purchased from Administrative Agent, a participation to the extent of such Lender's Commitment Percentage (calculated with respect to the Revolving Commitments) in such Letter of Credit and the related Letter of Credit Liabilities.

          (b)  Letter of Credit Request Procedure.  Except for Letters of
               ----------------------------------
     Credit issued on the Closing Date, Borrower shall give Administrative Agent not less than three (3) Business Days prior notice (effective upon receipt) specifying the date of each Letter of Credit and the nature of the transactions to be supported thereby. Upon receipt of such notice Administrative Agent shall promptly notify the Fronting Bank and each Lender who holds a Revolving Commitment of the contents thereof and of such Lender's Commitment Percentage of the amount of the proposed Letter of Credit. Each Letter of Credit shall have an expiration date that does not extend beyond a date which is thirty (30) days prior to the Revolving Termination Date, shall be payable in Dollars, must support a transaction entered into in the ordinary course of business of Borrower or its Subsidiaries, must be reasonably satisfactory in form and substance to Administrative Agent and the Fronting Bank, and shall be issued pursuant to such documentation as Administrative Agent and the Fronting Bank may reasonably require, including, without limitation, the Fronting Bank's standard form Letter of Credit Agreement; provided, that, in the event of
                                               --------
     any conflict between the terms of
     such agreement and the other Loan Documents, the terms of the other Loan Documents shall control.

          (c)  Letter of Credit Fees.  Borrower will pay to Administrative
               ---------------------
     Agent for the account of each Lender holding a Revolving Commitment a fee on such Lender's Commitment Percentage (calculated with respect to the Revolving Commitments only) of the daily average amount available for drawings under the Letters of Credit, such fee (i) to be paid in arrears on the last Business Day of each calendar quarter occurring after the date of the issuance of the first Letter of Credit and on each last Business Day of each calendar quarter thereafter until the date of expiration or termination of all Letters of Credit and (ii) to be calculated at a rate per annum equal to the Libor Rate Margin applicable to the Revolving Loans on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day). After receiving any payment of any fees under this clause (c), Administrative Agent will
                                    ----------
     promptly pay to each Lender that holds a Revolving Commitment the fees then due such Lender. Borrower will also pay to the Fronting Bank for its account only a fronting fee on the amount available to be drawn under each Letter of Credit, such fronting fee (i) to be paid in advance on the date of the issuance of each Letter of Credit and (ii) to be calculated at a rate per annum equal to one-eighth of one percent (0.125%) on the basis of a year of 360 days and the actual number of days such Letter of Credit is to be outstanding (including the first day but excluding the last day). Borrower will also pay to the Fronting Bank, for its account only, all customary fees for amendments to and processing of the Letters of Credit.

          (d)  Funding of Drawings.  Upon receipt from the beneficiary of any
               -------------------
     Letter of Credit of any demand for payment or other drawing under such Letter of Credit, the Fronting Bank shall promptly so notify Administrative Agent and Administrative Agent shall promptly so notify Borrower and each Lender that holds a Revolving Commitment as to the amount to be paid as a result of such demand or drawing and the respective payment date. Not later than 2:00 p.m. on the applicable payment date if Borrower has not reimbursed the Fronting Bank for the amount paid as a result of such demand or drawing, each Lender will make available to Administrative Agent, at the Principal Office, in immediately available funds, an amount equal to such Lender's Commitment Percentage (calculated based only on the Revolving Commitments) of the amount to be paid as a result of such demand or drawing which has not been reimbursed even if the conditions to a Loan under
     Article 8 hereof have not been satisfied and Administrative Agent shall
     ---------
     promptly pay such amounts to the Fronting Bank.

          (e)  Reimbursements.  Borrower shall be irrevocably and
               --------------
     unconditionally obligated to immediately reimburse the Fronting Bank (through Administrative Agent) for any amounts paid by the Fronting Bank upon any demand for payment or drawing under any Letter of Credit, without presentment, demand, protest, or other formalities of any kind. All payments on the Reimbursement Obligations shall be made to Administrative Agent not later than 2:00 p.m. on the date of the corresponding payment under the Letter of Credit by the Fronting Bank; provided, that
                                                      --------
     Administrative Agent has provided notice to Borrower prior to 11:00 a.m. on such day that such payment is due. In the event such notice is received after 11:00 a.m. on a Business Day, such payment shall be due not later than 1:00 p.m. on the next succeeding Business Day. Subject to the other terms and conditions of this Agreement, such reimbursement may be made by Borrower requesting a Revolving Loan in accordance with Section 5.1 hereof, the proceeds of which
                                       -----------
     shall be credited against Borrower's Reimbursement Obligations. Administrative Agent will pay to each Lender participating in a Letter of Credit such Lender's Commitment Percentage (calculated based only on the Revolving Commitments) of all amounts received from Borrower for application in payment, in whole or in part, to the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to Administrative Agent in respect of such Letter of Credit pursuant to clause (d) of this Section 2.7.
                           ----------         -----------

          (f)  Reimbursement Obligations Absolute.  The Reimbursement
               ----------------------------------
     Obligations of Borrower under this Agreement shall be absolute, unconditional, and irrevocable, and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever and Borrower hereby waives any defense to the payment of the Reimbursement Obligations based on any circumstance whatsoever, including, without limitation, in either case, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other Loan Document; (ii) the existence of any claim, set-off, counterclaim, defense, or other rights which any Loan Party or any other Person may have at any time against any beneficiary of any Letter of Credit, the Fronting Bank, Administrative Agent, any Lender, or any other Person, whether in connection with any Loan Document or any unrelated transaction; (iii) any statement, draft, or other documentation presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (iv) payment by the Fronting Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; or (v) any other circumstance whatsoever, whether or not similar to any of the foregoing, except in each instance as otherwise provided in the penultimate sentence of clause (g) of
                                                                   ----------
     this Section 2.7.
          -----------

          (g)  Assumption of Risk by Borrower.  As among Borrower and the
               ------------------------------
     Lenders, Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of Letters of Credit, the Lenders, the Fronting Bank, and Administrative Agent shall not be responsible for:

               (i) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

               (ii) the validity or sufficiency of any instrument transferring or assigning, or purporting to transfer or assign, any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

               (iii) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit;

               (iv) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher;

               (v)    errors in interpretation of technical terms;

               (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

               (vii) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

               (viii) any consequences arising from causes beyond the control of any Lender or the Fronting Bank, including, without limitation, any acts of any Governmental Authorities.

None of the foregoing shall affect, impair, or prevent the vesting of any of the Lenders, the Fronting Bank or Administrative Agent's rights or powers under this
Section 2.7.  Borrower shall have a claim against the Fronting Bank, and the
-----------
Fronting Bank shall be liable to Borrower, to the extent of any direct (but not indirect, consequential, remote, exemplary or punitive) damages suffered by Borrower or its Subsidiaries which Borrower proves in a final nonappealable judgment were caused by (A) the Fronting Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (B) the Fronting Bank's willful failure to pay under any Letter of Credit after presentation to it of documentation strictly complying with the terms and conditions of such Letter of Credit. Subject to the preceding sentence, the Fronting Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 2.8  Borrowing Base.  Percentages used from time to time in
                  --------------
calculating the Borrowing Base are for the sole purpose of determining the maximum amount of the Outstanding Revolving Credit that may be outstanding from time to time under this Agreement, and shall not be evidentiary of or binding upon Administrative Agent or Lenders with respect to the market value or liquidation value of any Collateral. Funding of Revolving Loans and issuance of Letters of Credit hereunder shall at all times remain subject to confirmation by Administrative Agent of Eligible Receivables and the Borrowing Base. Any request for a Revolving Loan which, if funded, would result in the unpaid balance of the Revolving Loans being in excess of the amount allowed by this Agreement may be declined by Administrative Agent in its sole discretion without prior notice.

                                   ARTICLE 3

                              Term Loan Facility
                              ------------------

     Section 3.1  Term Loans.  Subject to the terms and conditions of this
                  ----------
Agreement, each Lender who holds a Term Commitment severally agrees to make an advance of funds to Borrower on the Closing Date in the amount of such Lender's Term Commitment. Borrower may not repay and reborrow the Term Loans. Borrower may establish Base Rate Accounts or Libor Accounts in respect of the Term Loans and, until the Term Termination Date, Borrower may Continue Libor Accounts established under the Term Loans or Convert Accounts established under the Term Loans of one Type into Accounts of another Type. Accounts of each Type established under the Term Loans made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Accounts of such Type.

     Section 3.2  Term Notes.  Each Term Loan made by a Lender shall be
                  ----------
evidenced by a single promissory note of Borrower in substantially the form of Exhibit "B" payable to the order of such Lender, in the amount of its Term
-----------
Commitment and otherwise duly completed.

     Section 3.3  Repayment of Term Loans.  Borrower shall pay to
                  -----------------------
Administrative Agent for the account of the Lenders who hold Term Loans the aggregate principal amount of the Term Loans advanced in installments as follows:

          (a) Consecutive quarterly principal installments due and payable on each Quarterly Payment Date commencing September 30, 2000, in accordance with the following schedule:

             --------------------------------------------------
              Quarterly Payment Dates               Term Loan
                                                   Installment
             --------------------------------------------------
              September 2000                         $250,000
             --------------------------------------------------
              December 2000                          $250,000
             --------------------------------------------------
              March 2001                             $250,000
             --------------------------------------------------
              June 2001                              $250,000
             --------------------------------------------------
              September 2001                         $250,000
             --------------------------------------------------
              December 2001                          $250,000
             --------------------------------------------------
              March 2002                             $250,000
             --------------------------------------------------
              June 2002                              $250,000
             --------------------------------------------------

          (b) In any event, all unpaid Obligations in respect of the Term Loans will be due and payable on the Term Termination Date.

     Section 3.4   Use of Proceeds. Subject to the terms of this Agreement, the
                   ---------------
proceeds of the Term Loans shall be used by Borrower (i) to refinance the existing Debt outstanding under the Original Revolving Credit Facility and (ii) otherwise for general corporate purposes arising in the ordinary course of business of Borrower and its Subsidiaries, to finance working capital requirements and Capital Expenditures of Borrower and its Subsidiaries, and for payment of the Reimbursement Obligations.

                                   ARTICLE 4

                               Interest and Fees
                               -----------------

     Section 4.1  Interest Rate.  Borrower shall pay to Administrative Agent,
                  -------------
for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan to but excluding the date such Loan is due, at a fluctuating rate per annum equal to the Applicable Rate. The term "Applicable Rate" means:
                                   ---------------

          (a) during the period that such Loans or portions thereof are subject to a Base Rate Account, the Base Rate, plus the Base Rate Margin;
                                            ----

          (b) during the period that such Loans or portions thereof are subject to a Libor Account, the Adjusted Libor Rate, plus the Libor Rate Margin;
                                                  ----
     and

          (c) with respect to Loans constituting Swingline Advances, the lesser of the Maximum Rate or the rate determined pursuant to clause (a) above, as
                                                            ----------
     the case may be.

     Section 4.2  Determinations of Margins and Commitment Fee Rate.  Prior to
                  -------------------------------------------------
receipt of the Applicable Rate Certificate to be delivered with Borrower's financial statements for the Fiscal Quarter ending December 25, 1999, the margins identified in Section 4.1 and the Commitment Fee Rate shall be as
                      -----------
follows: (i) the Base Rate Margin shall be one and three-quarters percent (1.75%), (ii) the Libor Rate Margin shall be three percent (3.00%), and (iii) the Commitment Fee Rate shall be one-half of one percent (0.50%); thereafter, the Base Rate Margin, the Libor Rate Margin, and the Commitment Fee Rate shall be determined in accordance with the following table:

   =========================================================================
                                        LIBOR RATE   BASE RATE   COMMITMENT
      LEVERAGE RATIO                      MARGIN       MARGIN     FEE RATE

    Less than 0.75 to 1.00                 1.50%        0.25%      0.375%
   -------------------------------------------------------------------------
    Greater than or equal to 0.75 to       2.00%        0.75%       0.50%
    1.00 but less than 1.75 to 1.00
   -------------------------------------------------------------------------
    Greater than or equal to 1.75 to       2.50%        1.25%       0.50%
    1.00 but less than 2.75 to 1.00
   -------------------------------------------------------------------------
    Greater than or equal to 2.75          3.00%        1.75%       0.50%
    to 1.00
   =========================================================================

     Upon delivery of the Applicable Rate Calculations pursuant to subsection
                                                                   ----------
10.1(c) in connection with the financial statements of Borrower and its
-------
Subsidiaries required to be delivered pursuant to subsection 10.1(b) after the
                                                  ------------------
end of each Fiscal Quarter commencing with such Applicable Rate Certificate delivered for the Fiscal Quarter ending December 25, 1999, the Commitment Fee Rate, the Base Rate Margin, and the Libor Rate Margin shall automatically be adjusted to the fee or rate, as applicable, corresponding to the Leverage Ratio of Borrower set forth in the table above, such automatic adjustment to take effect prospectively the third Business Day after receipt by Administrative Agent of the Applicable Rate Calculation (the "Adjustment Date"). If Borrower fails to deliver such Applicable Rate
 ---------------
Calculation with respect to any Fiscal Quarter which sets forth the Leverage Ratio within the period of time required by subsection 10.1(c): (i) the
                                            ------------------
Commitment Fee Rate shall automatically be adjusted to one-half percent (0.50%) per annum; (ii) the Base Rate Margin shall automatically be adjusted to one and three-quarters percent (1.75%) per annum, and (iii) the Libor Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to three percent (3.00%) per annum. The automatic adjustments provided for in the preceding sentence shall take effect on the last day that the Applicable Rate Calculation was required to be delivered and shall remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Applicable Rate Certificate.

     Section 4.3  Payment Dates.  Accrued interest on the Loans shall be due
                  -------------
and payable as follows: (i) in the case of Loans subject to Base Rate Accounts, on each Quarterly Payment Date and on the Termination Date of such Loan; (ii) in the case of Loans subject to Libor Accounts and with respect to each such Account, on (A) the last day of the Interest Period with respect thereto, (B) in the case of an Interest Period greater than three months, at three-month intervals after the first day of such Interest Period, and (C) on the Termination Date of such Loan.

     Section 4.4  Default Interest.  Notwithstanding anything to the contrary
                  ----------------
contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, at the option of Required Lenders and following notice to Borrower, Borrower will pay to Administrative Agent for the account of each Lender, in lieu of the interest payments required under Section 4.1, interest at
                                                        -----------
the applicable Default Rate on any principal of any Loan made by such Lender, any Reimbursement Obligation, and (to the fullest extent permitted by law) any other amount payable by Borrower under any Loan Document to or for the account of Administrative Agent or such Lender.

     Section 4.5  Conversions and Continuations of Accounts.  Subject to
                  -----------------------------------------
Section 5.2 hereof, Borrower shall have the right from time to time to Convert
-----------
all or part of any Base Rate Account in existence under a Loan into a Libor Account under the same Loan or to continue Libor Accounts in existence under a Loan as Libor Accounts under the same Loan, provided that: (a) Borrower shall
                                            --------
give Administrative Agent notice of each such Conversion or Continuation as provided in Section 5.3 hereof; (b) subject to Section 6.3 hereof, a Libor
            -----------                        -----------
Account may only be Converted on the last day of the Interest Period therefor; and (c) except for Conversions into Base Rate Accounts, no Conversions or Continuations shall be made without the consent of Administrative Agent and the Required Lenders while a Default has occurred and is continuing.

     Section 4.6  Computations.  Interest and fees payable by Borrower hereunder
                  ------------
and under the other Loan Documents in respect of the interest and fees, other than interest based on the Base Rate, shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) in the period for which interest is payable unless such calculation would result in a rate that exceeds the Maximum Rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be; interest based on the Base Rate shall be computed on the basis of a 365 or 366 day year, as the case may be.

                                   ARTICLE 5

                            Administrative Matters
                            ----------------------

     Section 5.1  Borrowing Procedure.  Borrower shall give Administrative
                  -------------------
Agent, and Administrative Agent will give the Lenders, notice of each borrowing under the Commitments in accordance with Section 5.3 hereof. Not later than
                                         -----------
12:00 noon on the date specified for each borrowing under the applicable Commitment, each Lender obligated with respect to such Commitment will make available the amount of the Loan to be made by it on such date to Administrative Agent, at the Principal Office, in immediately available funds, for the account of Borrower. The amounts received by Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to Borrower by 3:00 p.m. at Borrower's direction by transferring the same, in immediately available funds by wire transfer, automated clearinghouse debit, or interbank transfer to
(a) a bank account of Borrower designated by Borrower in writing or (b) a Person or Persons designated by Borrower in writing.

     Section 5.2  Minimum Amounts.  Except for prepayments and Conversions
                  ---------------
pursuant to Section 5.4(a) and Article 6 hereof, each Base Rate Account
            --------------     ---------
applicable to a Loan and each prepayment of principal of a Loan shall be in a minimum principal amount of One Hundred Thousand Dollars ($100,000) or increments Fifty Thousand Dollars ($50,000) in excess thereof. Each LIBOR Account applicable to a Loan shall be in a minimum principal amount of One Million Dollars ($1,000,000) or increments One Hundred Thousand Dollars ($100,000) in excess thereof.

     Section 5.3  Certain Notices.  Notices by Borrower to Administrative
                  ---------------
Agent of terminations or reductions of Commitments, of borrowings and prepayments of Loans and of Conversion and Continuations of Accounts shall be irrevocable and shall be effective only if received by Administrative Agent not later than 11:00 a.m. on the Business Day prior to (or, with respect to Base Rate Accounts, on) the date of the relevant termination, reduction, borrowing, Conversion, Continuation, or other repayment specified below:

       ========================================================================================
                                  Notice                                   Number of Business
                                                                               Days Prior
        Termination or reduction of Commitments                                    5
       ----------------------------------------------------------------------------------------
        Borrowing of Loans subject to Base Rate Accounts, prepayment or
        repayment of Loans subject to Base Rate Accounts, or Conversions           0
        into Base Rate Accounts or Swingline Advances
       ----------------------------------------------------------------------------------------
        Borrowing, prepayment, or repayment of Loans subject to Libor              3
        Accounts, Conversions into or Continuations as Libor Accounts
       ========================================================================================

Notwithstanding the foregoing, Borrower may give an effective notice of borrowing of Revolving Loans subject to Base Rate Accounts in accordance with
Section 2.7(e) not later than 12:00 noon on the Business Day of the proposed
--------------
borrowing if the proceeds of such borrowing will be used to satisfy Reimbursement Obligations. Any notices of the type described in this Section
                                                                      -------
5.3 which are received by Administrative Agent after the applicable time set
---
forth above on a Business Day shall be deemed to be received and shall be effective on the next Business Day. Each such notice of termination or reduction shall specify the applicable Commitments to be affected and the amount of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation, or prepayment shall specify (a) the Loans to be borrowed or prepaid or the Accounts to be Converted or Continued; (b) the amount (subject to Section 5.2 hereof) to be borrowed, Converted, Continued, or
            -----------
prepaid; (c) in the case of a Conversion, the Type of Account to result from such Conversion; (d) in the case of a borrowing, the Type of Account or Accounts to be applicable to such borrowing and the amounts thereof; (e) in the event a Libor Account is selected, the duration of the Interest Period therefor; and (f) the date of borrowing, Conversion, Continuation, or prepayment (which shall be a Business Day). Any notices by Borrower of the type described in this Section
                                                                      -------
5.3 may be made orally or in writing and, if made orally, must be confirmed in
---
writing not more than two (2) Business Days after the notice is given. Administrative Agent shall notify the Lenders of the contents of each such notice on the date of its receipt of the same or, if received on or after the applicable time set forth above on a Business Day, on the next Business Day. In the event Borrower fails to select the Type of Account applicable to a Loan, or the duration of any Interest Period for any Libor Account, within the time period and otherwise as provided in this Section 5.3, such Account (if
                                         -----------
outstanding as a Libor Account) will be automatically Converted into a Base Rate Account on the last day of the preceding Interest Period for such Account or (if outstanding as a Base Rate Account) will remain as, or (if not then outstanding) will be made as, a Base Rate Account. Borrower may not borrow any Loans subject to a Libor Account, Convert any Base Rate Accounts into Libor Accounts, or Continue any Libor Account as a Libor Account if the Applicable Rate for such Libor Accounts would exceed the Maximum Rate.

     Section 5.4  Prepayments.
                  -----------

          (a)  Mandatory.
               ---------

               (i)   Revolving Loans.  If at any time the Outstanding Revolving
                     ---------------
          Credit exceeds the aggregate Revolving Commitments or the Borrowing Base, Borrower shall, within one (1) Business Day after the occurrence thereof, prepay outstanding Swingline Advances (first) and the outstanding Revolving Loans by the amount of such excess.

               (ii)  Prepayments from Asset Dispositions.  Immediately upon
                     -----------------------------------
          receipt by Borrower or any of its Subsidiaries of the Net Proceeds of any Asset Disposition, Borrower shall make a prepayment in respect of the Obligations equal to the amount of such Net Proceeds in prepayment of the Loans as provided in Section 5.4(a)(iv); provided, however,
                                      ------------------  --------  -------
          that if no Default or Event of Default has occurred and is continuing, Borrower shall not be required to make such prepayment to the extent that the Net Proceeds from such Asset Dispositions during any fiscal year of Borrower do not exceed Ten Million Dollars ($10,000,000) in the aggregate and if they should exceed such amount, then the excess amount only shall be required to be prepaid. Concurrently with the making of any such payment, Borrower shall deliver to Administrative Agent a certificate of Borrower's chief financial officer demonstrating the calculations of the amount required to be prepaid.

               (iii) Prepayments from Debt Offerings.  In the event that
                     -------------------------------
          Borrower, or any Subsidiary of Borrower issues any Debt Securities (including, without limitation, any

          Subordinated Debt Securities), other than Debt described in clauses
                                                                      -------
          (a) through (k) of Section 11.1 hereof, no later than the third
          ---         ---    ------------
          Business Day following the date of receipt of the proceeds from such issuance, Borrower shall make a prepayment in respect of the Obligations equal to the amount of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith, in prepayment of the Loans as provided in Section
                                                               -------
          5.4(a)(iv).
          ----------

               (iv) Application of Proceeds of Prepayments.  All prepayments of
                    --------------------------------------
          Loans pursuant to this Section 5.4(a) shall be accompanied by an
                                 --------------
          appropriate notice of prepayment in accordance with Section 5.3 and,
                                                              -----------
          except to the extent otherwise provided in clause (i), shall be
                                                     ----------
          applied to the Term Loans, pro rata with respect to each remaining installment of principal, until the Term Loans are paid in full. Upon payment of the Term Loans in full, the prepayments made pursuant to this Section 5.4(a) shall be applied to permanently reduce the
               --------------
          Revolving Commitments.

          (b)  Optional.  Subject to Section 5.2 and the provisions of this
               --------              -----------
     clause (b), Borrower may, at any time and from time to time without premium
     ----------
     or penalty upon prior notice to Administrative Agent as specified in
     Section 5.3, prepay or repay any Loan in full or in part; provided that the
     -----------
     optional prepayments of the Loans shall be applied first to any outstanding Swingline Advances (until such advances are paid in full) and then to the Outstanding Loans other than the Swingline Advances. Any optional prepayment of the Term Loans shall be accompanied with accrued interest on the amount prepaid to the date of prepayment. Any partial prepayments of the Term Loans shall be applied to installments due under the Term Loans, pro rata with respect to each remaining installment of principal. Loans subject to a Libor Account may be prepaid or repaid only on the last day of the Interest Period applicable thereto unless Borrower pays to Administrative Agent, for the account of the applicable Lenders, any amounts due under Section 6.5 as a result of such prepayment or repayment.
                       -----------

     Section 5.5  Method of Payment.  Except as otherwise expressly provided
                  -----------------
herein, all payments of principal, interest, and other amounts to be made by Borrower or any other Loan Party under the Loan Documents shall be made to Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without set-off, deduction, or counterclaim, not later than 12:00 noon on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day). Borrower shall, at the time of making each such payment, specify to Administrative Agent the sums payable under the Loan Documents to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Administrative Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Section 5.6 and provided that when applying
                                   -----------
any such amounts to any Loans, Loans subject to Base Rate Accounts shall be prepaid in full prior to any application to Loans subject to Libor Accounts); provided, however that, unless Bank of America expressly agrees to the contrary, such payment shall be applied first to any outstanding Swingline Advances until such advances are paid in full. Each payment received by Administrative Agent under any Loan Document for the account of a Lender shall be paid to such Lender by 3:00 p.m. on the date the payment is deemed made to Administrative

Agent in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under any Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     Section 5.6  Pro Rata Treatment.  Except to the extent otherwise provided
                  ------------------
herein: (a) each Loan shall be made by the Lenders holding Commitments for such Loan, each payment of commitment fees under Sections 2.5 and letter of credit
                                            ------------
fees under subsection 2.7(c) shall be made for the account of the Lenders
           -----------------
holding Revolving Commitments and each termination or reduction of the Commitments shall be applied to the Commitments of the Lenders holding the applicable Commitments, pro rata according to their respective Commitment Percentages (calculated with respect to the Commitments for the Loans in question only); (b) the making, Conversion, and Continuation of Accounts of a particular Type (other than Conversions provided for by Section 6.4) shall be
                                                        -----------
made pro rata among the Lenders holding Accounts of such Type according to their respective Commitment Percentages (calculated with respect to the Commitments for the Loans in question only); (c) each payment and prepayment of principal of or interest on Loans or Reimbursement Obligations by Borrower shall be made to Administrative Agent for the account of the Lenders holding such Loans or Reimbursement Obligations (or participation interests therein) pro rata in accordance with the respective unpaid principal amounts of such Loans or participation interests held by such Lenders; provided that as long as no
                                              --------
default in the payment of interest exists, payments of interest made when Lenders are holding different types of Accounts applicable to the same Loan as a result of the application of Section 6.4, shall be made to the Lenders in
                             -----------
accordance with the amount of interest owed to each; and (d) the Lenders holding Revolving Commitments shall purchase from the Fronting Bank participations in the Letters of Credit to the extent of their respective Commitment Percentages (calculated only with respect to the Revolving Commitments). All payments of the Term Loans shall be applied pro rata with respect to each remaining installment of principal. If at any time payment, in whole or in part, of any amount distributed by Administrative Agent hereunder is rescinded or must otherwise be restored or returned by Administrative Agent as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, then each Person receiving any portion of such amount agrees, upon demand, to return the portion of such amount it has received to Administrative Agent.

     Section 5.7  Sharing of Payments.  If a Lender shall obtain payment of
                  -------------------
any principal of or interest on any of the Obligations due to such Lender hereunder directly (and not through Administrative Agent) through the exercise of any right of set-off, banker's lien, counterclaim, or similar right, or otherwise, it shall promptly purchase from the other Lenders participations in the Obligations held by the other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Lenders shall share the benefit of such payment pro rata in accordance with the unpaid principal of and interest on the Obligations then due to each of them.
To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Obligations held by the other Lenders may exercise all rights of set-off, banker's lien, counterclaim, or similar rights with respect to such participation as fully as if such Lender were a direct holder of

Obligations in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower.

     Section 5.8  Non-Receipt of Funds by Administrative Agent.  Unless
                  --------------------------------------------
Administrative Agent shall have been notified by a Lender or Borrower (the "Payor") prior to the date on which such Lender is to make payment to
 -----
Administrative Agent hereunder or Borrower is to make a payment to Administrative Agent, for the account of one or more of the Agents or the Lenders, as the case may be (such payment being herein called the "Required
                                                                   --------
Payment"), which notice shall be effective upon receipt, that the Payor does not
-------
intend to make the Required Payment to Administrative Agent, Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to Administrative Agent, (a) the recipient of such payment shall, on demand, pay to Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period, and (b) Administrative Agent shall be entitled to offset against any and all sums to be paid to such recipient, the amount calculated in accordance with the foregoing clause (a).
                                                                  ----------

     Section 5.9  Participation Obligations Absolute; Failure to Fund
                  ---------------------------------------------------
Participation.  The obligations of a Lender holding a Revolving Commitment to
-------------
fund its participation in the Letters of Credit in accordance with the terms hereof shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the following circumstances: (a) any lack of validity of any Loan Document; (b) the occurrence of any Default; (c) the existence of any claim, set-off, counterclaim, defense, or other right which such Lender, any Loan Party, or any other Person may have;
(d) the occurrence of any event that has or could reasonably be expected to have a Material Adverse Effect on Borrower or any other Loan Party; (e) the failure of any condition to a Loan under Article 8 hereof to be satisfied; (f) the fact
                                 ---------
that after giving effect to the funding of the participation the Outstanding Revolving Credit may exceed the aggregate Revolving Commitments or the Borrowing Base; or (g) any other circumstance whatsoever, whether or not similar to any of the foregoing. If a Lender fails to fund its participation in a Letter of Credit as required hereby, such Lender shall, subject to the foregoing proviso, remain obligated to pay to Administrative Agent the amount it failed to fund on demand together with interest thereon in respect of the period commencing on the date such amount should have been funded until the date the amount was actually funded to Administrative Agent at a rate per amount equal to the Federal Funds Rate for such period and Administrative Agent shall be entitled to offset against any and all sums to be paid to such Lender hereunder the amount due Administrative Agent or the Fronting Bank under this sentence.

                                   ARTICLE 6

                            Change in Circumstances
                            -----------------------

     Section 6.1  Increased Cost and Reduced Return.
                  ---------------------------------

          (a)  Increased Cost.  If, after the Closing Date, any Regulatory
               --------------
     Change or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Libor Accounts, its Notes, or its obligation to make Libor Accounts, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Notes in respect of any Libor Accounts (other than franchise taxes or taxes imposed on or measured by the net income of such Lender by the jurisdiction in which such Lender is organized, has its principal office or such Applicable Lending Office or is doing business);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Libor Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitments of such Lender hereunder; or

               (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

     and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Libor Accounts or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Notes with respect to any Libor Accounts, then Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction, as then or previously incurred. If any Lender requests compensation by Borrower under this Section 6.1(a), Borrower may, by notice to such Lender (with a copy to
          --------------
     Administrative Agent), suspend the obligation of such Lender to make or maintain Libor Accounts, or to Convert Base Rate Accounts into Libor Accounts, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 6.4 shall be
                                                      -----------
     applicable); provided that such suspension shall not affect the right of
                  --------
     such Lender to receive the compensation so requested.

          (b)  Capital Adequacy.    If, after the date hereof, any Lender shall
               ----------------
     have determined that any Regulatory Change has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time upon demand, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c)  Claims Under this Section 6.1.  Each Lender shall promptly
               -----------------------------
     notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to such compensation pursuant to this Section 6.1 and will designate a
                                           -----------
     different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 6.1 shall furnish to Borrower and
                                      -----------
     Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

     Section 6.2  Limitation on Libor Accounts.  If on or prior to the first
                  ----------------------------
day of any Interest Period for any Libor Account:

          (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Libor Rate for such Interest Period; or

          (b) the Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Libor Rate will not adequately and fairly reflect the cost to the Lenders of funding Libor Accounts for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Libor Accounts, Continue Libor Accounts, or to Convert Base Rate Accounts into Libor Accounts and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Libor Accounts, either prepay such Libor Accounts or Convert such Libor Accounts into Base Rate Accounts in accordance with the terms of this Agreement.

     Section 6.3  Illegality.  Notwithstanding any other provision of this
                  ----------
Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Libor Accounts hereunder, then such Lender shall promptly notify Borrower and Administrative Agent thereof and such Lender's obligation to make or Continue Libor Accounts and to Convert Base Rate Accounts into Libor Accounts shall be suspended until such time as such Lender may again make, maintain, and fund Libor Accounts (in which case the provisions of Section 6.4 shall be applicable).
              -----------

     Section 6.4  Treatment of Affected Accounts.  If the obligation of any
                  ------------------------------
Lender to make a particular Libor Account or to Continue, or to Convert Base Rate Accounts into, Libor Accounts shall be suspended pursuant to Section 6.1 or
                                                                  -----------
Section 6.3 (Accounts of such Type being herein called "Affected Accounts"),
-----------                                             -----------------
such Lender's Affected Accounts shall be automatically Converted into Base Rate Accounts on the last day(s) of the then current Interest Period(s) for the Affected Accounts (or, in the case of a Conversion required by Section 6.3
                                                               -----------
hereof, on such earlier date as such Lender may
specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 6.1 or Section 6.3 hereof that gave rise to such Conversion no longer
-----------    -----------
exist:

          (a) to the extent that such Lender's Affected Accounts have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Accounts shall be applied instead to its Base Rate Accounts; and

          (b) all Accounts that would otherwise be made or Continued by such Lender as Libor Accounts shall be made or Continued instead as Base Rate Accounts, and all Accounts of such Lender that would otherwise be Converted into Libor Accounts shall be Converted instead into (or shall remain as) Base Rate Accounts.

If such Lender gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 6.1 or Section 6.3 hereof that gave
                                    -----------    -----------
rise to the Conversion of such Lender's Affected Accounts no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Libor Accounts made by other Lenders are outstanding, such Lender's Base Rate Accounts shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Libor Accounts, to the extent necessary so that, after giving effect thereto, all Accounts held by the Lenders holding Libor Accounts and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitment Percentages.

     Section 6.5  Compensation.  Upon the request of any Lender, Borrower shall
                  ------------
pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including, without limitation, any such amounts incurred in connection with syndication of the Loans) incurred by it as a result of:

          (a) any payment, prepayment, or Conversion by Borrower of a Libor Account for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 13.2) on a date other than the last day of
                           ------------
     the Interest Period for such Libor Account; or

          (b) any failure by Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article 8
                                                                     ---------
     to be satisfied) to borrow, Convert, Continue, or prepay a Libor Account on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

     Section 6.6  Taxes.
                  -----

          (a)  Withholding Taxes.  Except as otherwise provided in this
               -----------------
     Agreement, any and all payments by any Loan Party to or for the account of any Lender, any of the Agents or the Fronting Bank hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding, in the
              ---------
     case of each Lender, each of the Agents, or the Fronting Bank (as applicable), taxes imposed on or measured by its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office), such of the Agents, or the Fronting Bank (as the case may be) is organized, located or doing business or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If a Loan Party shall be required by
                                 -----
     law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Lender, any of the Agents, or the Fronting Bank (as applicable), (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.6) such Lender, such of the
                                        -----------
     Agents, or the Fronting Bank (as applicable) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Loan Party shall make such deductions, (iii) the applicable Loan Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (iv) the applicable Loan Party shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

          (b) Stamp Taxes, Etc.  In addition, Borrower agrees to pay any and all
              ----------------
     present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").
                                                -----------

          (c) Tax Indemnification.  BORROWER AGREES TO INDEMNIFY EACH LENDER,
              -------------------
     EACH OF THE AGENTS, AND THE FRONTING BANK FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, WITHOUT LIMITATION, ANY TAXES OR OTHER TAXES IMPOSED OR ASSERTED BY ANY JURISDICTION ON AMOUNTS PAYABLE UNDER THIS
     SECTION 6.6) PAID BY SUCH LENDER, SUCH OF THE AGENTS, OR THE FRONTING BANK
     -----------
     (AS THE CASE MAY BE) AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO.

     Section 6.7  Withholding Tax Exemption.  Each Lender organized under the
                  -------------------------
laws of a jurisdiction outside the U.S., on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Borrower and Administrative Agent with (a) if such Lender is a "bank" within the meaning of
Section 881(c)(3)(A) of the Code, (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the U.S. is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the U.S., (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Code), certifying that such Lender is entitled to a complete exemption from tax on payments pursuant to any of the Loan Documents or
(b) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a Form W-8, or any subsequent versions thereof or successors thereto (and, if such non-U.S. Lender delivers a Form W-8, a certificate (including any certificate required by Sections 871(h) and 881(c) of the Code) representing that such non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of Borrower and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the
Code)), properly completed and duly executed by such non-U.S. Lender claiming complete exemption from United States Federal withholding tax on payments of interest by Borrower under this Agreement and the other Loan Documents. For any period with respect to which a Lender has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to this Section 6.7 and
                                                                -----------
thereby to establish complete exemption from U.S. withholding tax (unless such failure to establish complete exemption from U.S. withholding tax is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), (A) the applicable Loan Party shall deduct all required Taxes from any amounts payable to such Lender under any Loan Document, (B) the applicable Loan Party shall pay the full amount allocated to the relevant taxing authority or other authority in accordance with applicable law, (C) the applicable Loan Party shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, and (D) such Lender shall not be entitled to an indemnification or increases in the sum payable under Section 6.6 or Section 14.5 with respect to Taxes imposed
                      -----------    ------------
by the U.S.; provided, however, that should a Lender, which is otherwise exempt
             --------  -------
from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

     Section 6.8  Mitigation.  If Borrower is required to pay additional amounts
                  ----------
to or for the account of any Lender pursuant to this Article 6, then such Lender
                                                     ---------
will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the reasonable judgment of such Lender, is not otherwise disadvantageous to such Lender.

                                   ARTICLE 7

                                   Security
                                   --------

     Section 7.1  Collateral.  To secure the full and complete payment and
                  ----------
performance of the Obligations, Borrower shall, and, to secure the Subsidiary Guaranty, Borrower shall cause each Subsidiary of Borrower, other than the Foreign Subsidiaries, to grant to Administrative Agent, for the benefit of the Agents and the Lenders, a perfected (except, in the case of immaterial items of Collateral perfection against which requires extraordinary filings or other actions, where not required by Administrative Agent in the exercise of its absolute discretion), first priority Lien on all of its right, title, and interest in and to the following Property, whether now owned or hereafter acquired, pursuant to the Security Documents:

          (a) all Capital Stock of each Subsidiary of Borrower other than Foreign Subsidiaries (whether present or future), owned as of the Closing Date or thereafter acquired by Borrower or any Domestic Subsidiary of Borrower;

          (b) 65% of the shares of each class of Capital Stock of each Foreign Subsidiary (whether present or future) that is a direct, wholly-owned Subsidiary of Borrower or of a Domestic Subsidiary of Borrower, owned as of the Closing Date or thereafter acquired by Borrower or such Domestic Subsidiary; and

          (c) all other Property of Borrower and, for purposes of securing the Subsidiary Guaranty, each Subsidiary of Borrower, other than the Foreign Subsidiaries, owned as of the Closing Date or thereafter acquired, including, without limitation, all accounts (including, without limitation, Receivables), inventory (including, without limitation, Inventory), equipment, furniture, fixtures, contract rights, general intangibles, documents, instruments, investment property, chattel paper, permits, Intellectual Property, intercompany Debt, licenses, and material real Property, excluding only the Installment Note.

Except as set forth in Schedule 7.1, Borrower covenants that none of the Capital
                      -------------
Stock to be pledged,  in accordance with this Section 7.1 shall be subject to
                                              -----------
any transfer restrictions, shareholders' agreement, or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to Administrative Agent. In connection with and in addition to the foregoing, Borrower and its Subsidiaries shall execute and/or deliver such Security Documents and further agreements, documents, and instruments (including, without limitation, stock certificates, stock powers, and financing statements) as Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 7.1.
                                            -----------

     Section 7.2  Guaranties.  Each Domestic Subsidiary shall guarantee payment
                  ----------
and performance of the Obligations pursuant to the Subsidiary Guaranty.

     Section 7.3  New Subsidiaries, New Issuances of Capital Stock.
                  ------------------------------------------------
Contemporaneously with the creation or acquisition of any Subsidiary of Borrower (other than a Foreign Subsidiary) Borrower shall, and shall cause each of its Subsidiaries to:

          (a) grant or cause to be granted to Administrative Agent, for the benefit of the Agents and the Lenders, a perfected, first priority security interest in all Capital Stock in such Subsidiary owned by Borrower or its Domestic Subsidiaries (to the extent such Capital Stock is not already so pledged to Administrative Agent);

          (b) cause each such Subsidiary to Guarantee the payment and performance of the Obligations by executing and delivering to Administrative Agent an appropriate Guaranty; and

          (c) cause each such Subsidiary to execute and deliver to Administrative Agent an appropriate Security Agreement and such other Security Documents as Administrative Agent may reasonably request to grant Administrative Agent, for the benefit of the Agents and the Lenders, a perfected, first priority Lien (except for Permitted Liens, if any) on all Property of such Subsidiary in order to secure such Subsidiary's Guaranty.

Contemporaneously with the issuance of any additional Capital Stock of any Subsidiary of Borrower, Borrower shall, and shall cause each of its Subsidiaries to, grant or cause to be granted to Administrative Agent, for the benefit of the Agents and the Lenders, a perfected, first priority security interest in all Capital Stock in such Subsidiary owned by Borrower, or any Subsidiary of Borrower (to the extent such Capital Stock are already not so pledged to Administrative Agent). Borrower covenants that none of the Capital Stock to be pledged in accordance with this Section 7.3 shall be subject to any transfer
                                -----------
restriction, shareholders' agreement, or other restriction except for such restrictions under applicable securities laws and such restrictions, if any, as may be reasonably acceptable to Administrative Agent. Notwithstanding anything to the contrary contained in this Section 7.3, (i) neither Borrower nor any
                                  -----------
Subsidiary of Borrower shall be obligated to pledge more than 65% of each class of the issued and outstanding capital stock of any Foreign Subsidiary that is a direct, wholly-owned Subsidiary of Borrower or its Domestic Subsidiaries or to pledge any Capital Stock of any Subsidiary of any such Foreign Subsidiaries,
(ii) no Foreign Subsidiary shall be obligated to execute a Guaranty guaranteeing payment or performance of the Obligations, and (iii) no Foreign Subsidiary shall be obligated to execute a Security Agreement securing payment or performance of the Obligations. In connection with and in addition to the foregoing, Borrower and its Subsidiaries shall execute and/or deliver such further agreements, documents and instruments (including, without limitation, stock certificates, stock powers, and financing statements) as Administrative Agent may reasonably request in order for it to obtain and maintain the perfected, first priority Liens to be granted in accordance with this Section 7.3.
                                            -----------

     Section 7.4  New Mortgaged Properties.  If requested by Administrative
                  ------------------------
Agent, Borrower shall, and shall cause each of its Subsidiaries other than its Foreign Subsidiaries to, contemporaneously with the acquisition of any fee real Property, execute, acknowledge and deliver to Administrative Agent a Mortgage or an amendment or modification to a then existing Mortgage covering all fee real Property acquired by Borrower or any of such Subsidiaries subsequent to the Closing Date, together with evidence reasonably satisfactory to Administrative Agent and its counsel, including, without limitation, if requested by Administrative Agent, a commitment for a mortgagee policy of title insurance or a title opinion in favor of Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent, that the Mortgage creates a valid, first priority Lien on the fee estate in favor of Administrative Agent, for the benefit of the Agents and the Lenders (except for Permitted Liens, if any), together with appraisals and surveys if requested by Administrative Agent. Following the date of each such acquisition of Property, if requested by Administrative Agent, Borrower shall, and shall cause each of its Subsidiaries (other than its Foreign Subsidiaries) with an interest in such Properties to,
(a) deliver or cause to be delivered to Administrative Agent, a mortgagee policy of title insurance insuring the Liens of the Mortgage covering such fee real Property in an amount reasonably satisfactory to Administrative Agent on standard form policies (except for Permitted Liens, if any) and (b) provide Administrative Agent with a current environmental assessment of such Property in form and substance reasonably satisfactory to Administrative Agent.

     Section 7.5  Release of Collateral.  Upon any sale, transfer or other
                  ---------------------
disposition of Collateral that is expressly permitted under Section 11.8  and
                                                            -------------
upon five Business Days prior written
request by Borrower, Administrative Agent shall execute at Borrower's expense such documents as may be necessary to evidence the release by Administrative Agent of its Liens on such Collateral being sold, transferred, or otherwise disposed of; provided, however, that (a) Administrative Agent shall not be
             --------  -------
required to release any Lien on any Collateral if a Default shall have occurred and be continuing, (b) Administrative Agent shall not be required to execute any such document on terms which, in Administrative Agent's opinion, would expose Administrative Agent to liability or create any obligation not reimbursed by Borrower or entail any consequences other than the release of such Lien without recourse or warranty, and (c) such release shall not in any manner discharge, affect or impair any of the Obligations or any of Administrative Agent's Liens on any Collateral retained by Borrower or any of its Subsidiaries, including, without limitation, its Liens on the proceeds of any such sale, transfer or other disposition.

                                   ARTICLE 8

                             Conditions Precedent
                             --------------------

     Section 8.1  Initial Loan and Letter of Credit.  The obligation of each
                  ---------------------------------
Lender to make its initial Loan are subject to the fulfillment of the following conditions precedent to the satisfaction of Administrative Agent on or before July 15, 1999:

          (a)  Deliveries.  Administrative Agent shall have received on or
               ----------
     before the Closing Date and on or before the day of any such Loan or Letter of Credit all of the following, each dated (unless otherwise indicated) the Closing Date, in form and substance reasonably satisfactory to Administrative Agent:

               (i)   Resolutions; Authority.  Resolutions of the board of
                     ----------------------
          directors (or similar governing body) of each Loan Party certified by its Secretary, its Assistant Secretary, its Clerk or its Assistant Clerk which authorize its execution, delivery, and performance of the Loan Documents to which it is or is to be a party;

               (ii)  Incumbency Certificate.  A certificate of incumbency
                     ----------------------
          certified by the Secretary, the Assistant Secretary, the Clerk or the Assistant Clerk of each Loan Party (or confirmations of the Incumbency Certificates in the case of Loan Parties subject to the ORCF) certifying the names of its officers (A) who are authorized to sign the Loan Documents to which it is or is to be a party (including the certificates contemplated herein) together with specimen signatures of each such officer and (B) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documentation and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby;

               (iii) Organizational Documents.  The certificate of incorporation
                     ------------------------
          of each Loan Party certified by the Secretary of State of the state of its incorporation and dated a current date or a certificate of no change from the copy delivered at the closing of the ORCF;

               (iv)   Bylaws.  The bylaws of each Loan Party certified by its
                      ------
          Secretary or an Assistant Secretary or a certificate of no change from the copy delivered at the closing of the ORCF;

               (v)    Governmental Certificates.  Certificates of the
                      -------------------------
          appropriate government officials of the state of incorporation of each Loan Party as to its existence and, to the extent applicable good standing, and certificates of the appropriate government officials of each state in which each Loan Party's principal business office is located, as to each Loan Party's qualification to do business and good standing in such state, all dated a current date;

               (vi)   Notes.  The Notes executed by Borrower dated the date
                      -----
          hereof;

               (vii)  Guaranties.  The Guaranties (or amendments and/or
                      ----------
          confirmations of Guaranties delivered in connection with the ORCF) executed by the Domestic Subsidiaries of Borrower;

               (viii) Lien Search Reports.  UCC, tax, and judgment Lien search
                      -------------------
          reports listing all documentation on file against Borrower and its Domestic Subsidiaries in the central filing locations of each jurisdiction in which any such party's business offices are located and in the local filing offices of each jurisdiction in which such party's principal business office is located in each case for those jurisdictions and Domestic Subsidiaries not previously searched in connection with the ORCF;

               (ix)   Termination or Assignment of Liens.  Duly executed UCC-3
                      ----------------------------------
          termination statements, mortgage releases, and such other documentation as shall be necessary to terminate, release, or assign to Administrative Agent all Liens other than those permitted by
          Section 11.2 hereof;
          ------------

               (x)    Security Agreements.  Security Agreements executed by each
                      -------------------
          of the Loan Parties not party to the Security Agreements executed in connection with the ORCF and amendments and/or confirmations of the Security Agreements executed in connection with the ORCF;

               (xi)   Stock Certificates.  The stock certificates representing
                      ------------------
          all of the issued and outstanding Capital Stock the Domestic Subsidiaries and 65% of the outstanding Capital Stock of its first tier Foreign Subsidiaries (excluding Foreign Subsidiaries with total assets of less than Two Million Five Hundred Thousand Dollars ($2,500,000), provided that the total assets of all such excluded Foreign Subsidiaries shall not exceed Five Million Dollars ($5,000,000) in the aggregate), in each case accompanied by appropriate instruments of transfer or stock powers executed in blank (as appropriate), or registration of Administrative Agent's Lien, in form and substance satisfactory to Administrative Agent (in the case of book entry securities); provided that Borrower may have up to 30
                                     --------
          days after the Closing Date to deliver all of the Capital Stock of its first tier Foreign Subsidiaries required to be pledged as aforesaid;

               (xii)    Financing Statements.  UCC Financing statements and all
                        --------------------
          other requisite filing documents executed by the Loan Parties necessary to perfect the Liens created pursuant to the Security Documents;

               (xiii)   Consents.  Copies of all material consents or waivers
                        --------
          (other than consents or waivers previously delivered to Administrative Agent and certified by a Loan Party as being true and correct copies) necessary for the execution, delivery, and performance by each of the Loan Parties of the Loan Documents to which it is a party, as Administrative Agent may require, which consents shall be certified by an Authorized Representative of the applicable Loan Party as true and correct copies of such consents as of the Closing Date;

               (xiv)    Permits.  Copies of all material permits (other than
                        -------
          permits previously delivered to Administrative Agent and certified by a Loan Party as being true and correct copies) affecting Borrower or any of its Subsidiaries in connection with its businesses or any of the Properties owned or leased by it, and evidence satisfactory to Administrative Agent that Borrower and its Subsidiaries are able to conduct their businesses with the use of such permits in full force and effect;

               (xv)     Insurance Policies.  Certificates of insurance
                        ------------------
          summarizing the insurance policies of Borrower and its Subsidiaries required by this Agreement and reflecting Administrative Agent as additional insured under such policies;

               (xvi)    Opinions of Counsel.  Opinions of legal counsel to
                        -------------------
          Borrower and the Subsidiaries of Borrower, and as to such matters, as Administrative Agent may reasonably request;

               (xvii)   Fees. The underwriting and structuring fees set forth in
                        ----
          that certain letter dated January 13, 1999, from Administrative Agent to Borrower, as the same may be amended from time to time (such fees are expected to be paid on the Closing Date);

               (xviii)  Employment Agreements.  Copies of all employment
                        ---------------------
          contracts or other compensation arrangements not previously delivered to Administrative Agent between Borrower and any of its Subsidiaries and their respective executive officers as Administrative Agent shall reasonably request;

               (xix)    Letter of Direction. A letter of direction from Borrower
                        -------------------
          addressed to Administrative Agent with respect to the disbursement of the proceeds of the initial Loans;

               (xx)     Borrowing Base Certificate.  A Borrowing Base
                        --------------------------
          Certificate calculating the Borrowing Base as of May 29, 1999; and

               (xxi)  Schedules.  The Schedules to be attached hereto in form
                      ---------
          and substance satisfactory to Lenders in their sole discretion.

          (b)  Financial Statements.  Receipt and satisfactory review by
               --------------------
     Administrative Agent of the consolidated financial statements of Borrower and its Subsidiaries for the periods ended December 26, 1998, and March 27, 1999, including balance sheets, income and cash flow statements audited (in the case of the December 26, 1998 financial statements) by independent public accountants of recognized national standing and prepared, in each case, in conformity with GAAP and such other financial information as Administrative Agent may request.

          (c)  Attorneys' Fees and Expenses.    The reasonable costs and
               ----------------------------
     expenses (including attorneys' fees) referred to in Section 15.1 hereof for
                                                         ------------
     which statements have been presented shall have been paid in full;

          (d)  Compliance with Laws.  As of the Closing Date, each Loan Party
               --------------------
     shall have complied with all requirements of all Governmental Authorities necessary to consummate the transactions contemplated by this Agreement and the other Loan Documents;

          (e)  No Prohibitions.  No requirement of any Governmental Authority
               ---------------
     shall prohibit the consummation of the transactions contemplated by this Agreement or any other Loan Document, and no order, judgment, or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain, or otherwise adversely affect in any material manner the consummation of the transactions contemplated by this Agreement and the other Loan Documents or otherwise have a Material Adverse Effect on Borrower or any other Loan Party;

          (f)  No Material Adverse Change.  As of the Closing Date, no material
               --------------------------
     adverse change shall have occurred with respect to the condition (financial or otherwise), results of operations, business, operations, capitalization, assets, liabilities, or prospects of Borrower and its Subsidiary taken as a whole since December 26, 1998, and Administrative Agent shall be satisfied that the economic performance of Borrower and each of its Subsidiaries to the Closing Date is not materially different from the economic projections for Borrower and each of its Subsidiaries through the Closing Date that were previously submitted to Administrative Agent;

          (g)  No Material Litigation.  Except as set forth in Schedule 9.5
               ----------------------                          ------------
     hereto, as of the Closing Date, no action, suit, investigation, or proceeding shall be pending or threatened before any Governmental Authority that purports to affect Borrower or any Subsidiary of Borrower that could result in a Material Adverse Effect on Borrower or that could have an adverse effect on the ability of Borrower or any Subsidiary of Borrower to perform their Obligations under the Loan Documents;

          (h)  Compliance With Financial Obligations.  As of the Closing Date,
               -------------------------------------
     each of Borrower and the Subsidiaries of Borrower shall be in compliance with all of their respective existing financial obligations except where failure to be in compliance could not have a Material Adverse Effect;

          (i)  Due Diligence Review. Receipt and review, with results reasonably
               --------------------
     satisfactory to Administrative Agent and its counsel, of information (or confirmation of no material changes to the information provided in connection with the ORCF) regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of Borrower and its subsidiaries which information may include, if requested by Administrative Agent, a written audit of the accounts receivable, controls and systems of Borrower and its Subsidiaries.

          (j)  Year 2000 Matters.  Receipt and review, with results reasonably
               -----------------
     satisfactory to Administrative Agent, of information (or confirmation of no changes to the information provided in connection with the ORCF) confirming that (a) Borrower and its Subsidiaries are taking all necessary and appropriate steps to ascertain the extent of, and to quantify and successfully address, business and financial risks facing Borrower and its Subsidiaries as a result of the Year 2000 Problem, including risks resulting from the failure of key vendors and customers of Borrower and its Subsidiaries to successfully address the Year 2000 Problem, and (b) Borrower's and its Subsidiaries' material computer applications and those of its key vendors and customers will, on a timely basis, adequately address the Year 2000 Problem in all material respects.

          (k)  No Material Market Changes.  The absence of any material
               --------------------------
     disruption of or material adverse change in conditions in the financial, banking or capital markets which Administrative Agent and Syndication Agent, in their reasonable discretion, deem material in connection with the syndication of the Loans.

          (l)  Additional Documentation.    Administrative Agent shall have
               ------------------------
     received such additional approvals, opinions, or other documentation as Administrative Agent may reasonably request.

     Failure to fulfill each of the foregoing conditions to the satisfaction of Administrative Agent on or before July 15, 1999 shall result in the termination of all Commitments.

     Section 8.2  All Loans and Letters of Credit.  The obligation of each
                  -------------------------------
Lender to make any Loan (including the initial Loans) and the obligation of the Fronting Bank to issue any Letter of Credit (including any initial Letter of Credit) are subject to the following additional conditions precedent:

          (a)  No Default.  No Default shall have occurred and be continuing, or
               ----------
     would result from such Loan or Letter of Credit;

          (b)  Representations and Warranties.  All of the representations and
               ------------------------------
     warranties contained in Article 9 hereof and in the other Loan Documents
                             ----------
     shall be true and correct in all material respects on and as of the date of such Loan or Letter of Credit with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date, and except as to transactions permitted hereunder; and

          (c)  Notice of Borrowing.  Administrative Agent shall have received a
               -------------------
     Notice of Borrowing requesting such Loan or Letter of Credit.

Each notice of borrowing by Borrower hereunder, and each request for the issuance of a Letter of Credit, shall constitute a representation and warranty by Borrower that the conditions precedent set forth in subsection 8.1(a) and
                                                       -----------------
subsection 8.1(b) hereof have been satisfied (both as of the date of such notice
-----------------
and, unless Borrower otherwise notifies Administrative Agent prior to the date of such borrowing or Letter of Credit, as of the date of such borrowing or Letter of Credit).

                                   ARTICLE 9

                        Representations and Warranties
                        ------------------------------

     To induce the Agents and the Lenders to enter into this Agreement, Borrower represents and warrants to the Agents and the Lenders that the following statements are, and, after giving effect to the transactions contemplated hereby, will be true, correct, and complete:

     Section 9.1  Corporate Existence.
                  -------------------

          (a)  Except as set forth in Schedule 9.1 (any such exception to be
                                      ------------
     cured within thirty (30) days of the Closing Date), Borrower and each Subsidiary of Borrower is (i) a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and
     (iii) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a Material Adverse Effect;

          (b) Each Loan Party has the power and authority to execute, deliver, and perform its respective obligations under the Loan Documents to which it is or may become a party.

     Section 9.2  Financial Condition.
                  -------------------

          (a)  Financial Statements.  All financial statements concerning
               --------------------
     Borrower and its Subsidiaries delivered at any time to Administrative Agent or any Lender have been, and at all times subsequent to the Closing Date shall be, prepared in accordance with GAAP, and present fairly, in all material respects the financial condition of Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. Neither Borrower nor any Subsidiary of Borrower has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments except as referred to or reflected in such financial statements.

          (b)  Projections.  The Projections delivered and to be delivered
               -----------
     have been and will be prepared by Borrower in light of the past operation of the business of Borrower and its Subsidiaries. The Projections represent, as of the date thereof, a good faith estimate by Borrower and its senior management of the financial conditions and performance of Borrower and its Subsidiaries based on assumptions believed to be reasonable at the time made.

     Section 9.3  Corporate Action; No Breach.  Except as set forth in
                  ---------------------------
Schedule 9.3, the execution, delivery, and performance by each Loan Party of the
------------
Loan Documents to which each is or may become a party and compliance with the terms and provisions thereof have been duly authorized by all requisite action on the part of each Loan Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation, certificate of formation, bylaws, or operating agreement of any Loan Party, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which any Loan Party is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of any Loan Party.

     Section 9.4  Operation of Business.  Each Loan Party possesses all
                  ---------------------
material licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct its respective businesses substantially as now conducted and as presently proposed to be conducted, and no Loan Party is in violation of any valid rights of others with respect to any of the foregoing where such violation could reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 9.4, since the last
                                                 ------------
Saturday of 1998, the Loan Parties have conducted their respective businesses only in the ordinary and usual course, except for transactions permitted hereby.

     Section 9.5  Litigation and Judgments.  Except as set forth in Schedule
                  ------------------------                          --------
9.5, to Borrower's knowledge there is no action, suit, investigation, or
---
proceeding before or by any Governmental Authority or arbitrator pending or threatened against or affecting any Loan Party which could reasonably be expected to have a Material Adverse Effect. As of the Closing Date, except as set forth in Schedule 9.5, there are no outstanding judgments against any Loan
             ------------
Party.

     Section 9.6  Rights in Properties; Liens.  Except as set forth in
                  ---------------------------
Schedule 9.6, each Loan Party has good title to or valid leasehold interests in
------------
its respective properties and assets, real and personal, including, as of the Closing Date, the properties, assets, and leasehold interests reflected in the most recent financial statements described in Section 9.2 (except for any
                                              -----------
thereof disposed of in compliance with Section 11.8), and none of such
                                       ------------
properties, assets, or leasehold interests of any Loan Party is subject to any Lien, except as permitted by Section 11.2. Except as disclosed on Schedule
                             ------------                          --------
9.6(a), as of the Closing Date, no Loan Party owns any material right, title, or
------
interest in any real Properties.  Except as disclosed on Schedule 9.6(b), as of
                                                         ---------------
the Closing Date, no Loan Party owns any right, title, or interest of a material nature in Intellectual Property that is registered with any Governmental Authority. As of the Closing Date, Schedule 9.6(c) sets forth the locations of
                                   ---------------
all of the offices and other places of business of the Loan Parties and the locations of all of the material Properties of the Loan Parties, as well as the identities of the Loan Parties who conduct business or own Properties at such locations and the identities of the predecessor entities who previously conducted business or owned Properties at such locations and whose Capital Stock or assets were acquired by any Loan Party. The Lenders' Lien on the Collateral required by Article 7 constitutes a perfected first priority
                              ---------
Lien subject only to Permitted Liens.

     Section 9.7  Enforceability.    The Loan Documents to which any Loan Party
                  --------------
is a party, when delivered, shall constitute the legal, valid, and binding obligations of the applicable Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

     Section 9.8  Approvals.  No authorization, approval, or consent of, and
                  ---------
no filing or registration with, any Governmental Authority or other third party is or will be necessary for the execution, delivery, or performance by any Loan Party of the Loan Documents to which each is or may become a party or for the validity or enforceability thereof except for such authorizations, approvals, consents, filings, and registrations which have been obtained or made.

     Section 9.9  Debt.  Except as set forth in Schedule 9.9, no Loan Party
                  ----                          ------------
has any Debt, except as permitted by Section 11.1.
                                     ------------

     Section 9.10  Taxes.  Except as set forth in Schedule 9.10, the Loan
                   -----                          -------------
Parties have filed all material tax returns (federal, state, and local) required to be filed, including all material income, franchise, employment, property, and sales tax returns, and have paid all of their respective material liabilities for taxes, assessments, governmental charges, and other levies that are due and payable other than those being contested in good faith by appropriate proceedings diligently pursued for which adequate reserves have been established in accordance with GAAP. Except as set forth in Schedule 9.10, Borrower knows
                                                 -------------
of no pending investigation of any Loan Party by any taxing authority with respect to any material liability for tax or of any pending but unassessed material tax liability of any Loan Party.

     Section 9.11  Margin Securities.  No Loan Party is engaged principally,
                   -----------------
or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section 9.12  ERISA.  With respect to each Plan, each Loan Party is in
                   -----
substantial compliance with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. Except for termination of Borrower's Plans on the Closing Date, no notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. No Loan Party nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Loan Parties and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to each Plan. Except as set forth in Schedule 9.12 hereto, the present value of all vested benefits
             -------------
under each Plan do not exceed the fair
market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. No Loan Party nor any ERISA Affiliate has any outstanding liability to the PBGC under ERISA (other than liability for the payment of PBGC premiums in the ordinary course of business).

     Section 9.13  Disclosure.  All factual information furnished by or on
                   ----------
behalf of any Loan Party in writing to the Agents or any Lender in this Agreement, the Schedules hereto, the other Loan Documents, or the documents listed on Schedule 9.13 hereto, and all other such factual information hereafter
          -------------
furnished by or on behalf of any Loan Party to the Agents or any Lender, are and will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

     Section 9.14  Subsidiaries; Capitalization.    Schedule 9.14 sets forth as
                   ----------------------------     -------------
of the Closing Date the jurisdiction of incorporation or organization of Borrower and each Subsidiary of Borrower, the percentage of Borrower's or another Subsidiary's (as applicable) ownership of the outstanding Voting Stock of each Subsidiary of Borrower, and the authorized, issued, and outstanding Capital Stock of Borrower and each Subsidiary of Borrower. All of the outstanding Capital Stock of Borrower and each Subsidiary of Borrower has been validly issued, is fully paid, is nonassessable, and has not been issued in violation of any preemptive or similar rights. Except as disclosed in Schedule
                                                                       --------
9.14, there are (a) no outstanding subscriptions, options, warrants, calls, or
----
rights (including preemptive rights) to acquire, and no outstanding securities or instruments convertible into, Capital Stock of any Subsidiary of Borrower to which Borrower or any Subsidiary of Borrower is a party, and (b) no shareholder agreements, voting trusts, or similar agreements in effect and binding on any shareholder of Borrower or any Subsidiary of Borrower or the Capital Stock of any Subsidiary of Borrower to which Borrower or any Subsidiary of Borrower is a party. All shares of Capital Stock of Borrower and each Subsidiary of Borrower were issued in compliance with all applicable state and federal securities laws.

     Section 9.15  Agreements.  Except as set forth in Schedule 9.15, no Loan
                   ----------                          -------------
Party is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that is so unusually burdensome as could have a Material Adverse Effect with respect to such Loan Party. No Loan Party is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party where such default could reasonably be expected to cause a Material Adverse Effect with respect to such Loan Party.

     Section 9.16  Compliance with Laws.  No Loan Party is in violation of any
                   --------------------
law, rule, regulation, order, or decree of any Governmental Authority or arbitrator except for unintentional violations which could not reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

     Section 9.17  Investment Company Act.  No Loan Party is an "investment
                   ----------------------
company" within the meaning of the Investment Company Act of 1940, as amended.

     Section 9.18  Public Utility Holding Company Act.  No Loan Party  is a
                   ----------------------------------
"holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Borrower Company Act of 1935, as amended.

     Section 9.19  Environmental Matters.
                   ---------------------

     Except as disclosed on Schedule 9.19:
                            -------------

          (a) Each Loan Party, and all of their respective properties, assets, and operations are in compliance in all material respects with all Environmental Laws. Borrower is not aware of, nor has any Loan Party received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Loan Parties with all Environmental Laws except for such noncompliance as could not reasonably be expected to have a Material Adverse Effect on Borrower;

          (b) The Loan Parties have obtained and maintained, and are in material compliance with, all material permits, licenses, and authorizations that are required under applicable Environmental Laws;

          (c) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of any Loan Party (other than lubricants, cleaning solutions, and similar materials used for maintenance in the ordinary course of business). The use which the Loan Parties make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets (other than lubricants, cleaning solutions, and similar materials used for maintenance in the ordinary course of business);

          (d) No Loan Party nor any of their respective currently or previously owned or leased properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or
     (iii) any Environmental Liabilities arising from a Release or threatened Release;

          (e) There are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of any Loan Party that could reasonably be expected to result in any Environmental Liabilities, except as could not reasonably be expected to result in a Material Adverse Effect on Borrower;

          (f) No Loan Party is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., regulations thereunder or any comparable provision of state law. Except as would not reasonably be expected to have a Material Adverse Effect with respect to any Loan Party, as the case may be, the Loan Parties are in compliance with all applicable financial responsibility requirements of all applicable Environmental Laws;

          (g) Except as would not reasonably be expected to have a Material Adverse Effect with respect any Loan Party, as the case may be, no Loan Party has filed or failed to file any notice required under applicable Environmental Law reporting an unauthorized Release; and

          (h) No Lien arising under any Environmental Law has attached to any property or revenues of any Loan Party.

     Section 9.20  Broker's Fees.  No broker's or finder's fee, commission or
                   -------------
similar compensation will be payable by any Loan Party with respect to the transactions contemplated by this Agreement. No other similar fees or commissions will be payable by any Loan Party to any Person (other than the Agents and the Lenders) for any other services rendered to any Loan Party ancillary to this Agreement.

     Section 9.21  Employee Matters.  Except as set forth on Schedule 9.21
                   ----------------                          -------------
hereto, as of the Closing Date, (a) no Loan Party, nor any of their respective employees, is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Loan Party and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party, and (c) there are no strikes, slowdowns, work stoppages, or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between any Loan Party and its respective employees.

     Section 9.22  Solvency.  Except as set forth in Schedule 9.22, as of and
                   --------                          -------------
from and after the date of this Agreement and after giving effect to the consummation of the transactions contemplated hereby, each of the Loan Parties individually and on a consolidated basis is Solvent.

     Section 9.23  Year 2000 Compliance.  Except as set forth in Schedule
                   --------------------                          --------
9.23, Borrower has (i) undertaken a detailed review and assessment of all areas
----
within the business and operations of it and its Subsidiaries that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer
                           -----------------
applications used by Borrower or its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a detailed plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Borrower reasonably anticipates that all computer applications that are material to the business and operations of it and its Subsidiaries will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant").
              -------------------

                                 ARTICLE 10

                              Positive Covenants
                              ------------------

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe the following positive covenants:

     Section 10.1  Reporting Requirements.  Borrower will furnish to
                   ----------------------
Administrative Agent and each Lender:

          (a)  Annual Financial Statements.  As soon as available, and in any
               ---------------------------
     event within ninety (90) days after the end of each Fiscal Year of Borrower, beginning with Fiscal Year 1999, (i) a copy of the annual audit report of Borrower and its Subsidiaries for such Fiscal Year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, all in reasonable detail and audited and certified on an unqualified basis by independent certified public accountants of recognized standing selected by Borrower and reasonably acceptable to Administrative Agent, to the effect that such report has been prepared in accordance with GAAP; (ii) a copy of the annual unaudited report of Borrower and its Subsidiaries for such Fiscal Year containing, on a consolidating basis balance sheets and statements of income, retained earnings, and cash flow as at the end of such Fiscal Year and for the Fiscal Year then ended, in each case setting forth in comparative form the figures for the preceding Fiscal Year, and in reasonable detail certified by the chief executive officer or chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly present the financial condition and results of operation of Borrower and such significant business divisions, on a consolidating basis at the date and for the Fiscal Year then ended; and (iii) a copy of Projections for each of Borrower's Fiscal Year through the Fiscal Year first ending after the Termination Date;

          (b)  Quarterly Financial Statements.  As soon as available, and in
               ------------------------------
     any event within forty-five (45) days after the end of each of the first three Fiscal Quarters beginning with the Fiscal Quarter ending on the last Saturday of March, 1999, a copy of an unaudited financial report of Borrower and its Subsidiaries as of the end of such period and for the portion of the Fiscal Year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail certified by the chief executive officer or chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly present, in all material respects, the financial condition and results of operations of Borrower and its Subsidiaries on a consolidated basis, at the date and for the periods indicated therein, subject to year-end audit adjustments;

          (c)  Compliance Certificate.  As soon as available, and in any event
               ----------------------
     within forty-five (45) days after the end of each of the first three Fiscal Quarters and accompanying the annual financial statements delivered in accordance with subsection 10.1(a), a Compliance Certificate, together with
                     ------------------
     schedules setting forth the calculations supporting the computations therein and, within forty-five (45) days after the end of each Fiscal Quarter, a calculation enabling Administrative Agent to determine the Applicable Rate (the "Applicable Rate Calculation");
                           ---------------------------

          (d) Borrowing Base Certificate.  After the Closing Date, Borrower
              --------------------------
     shall deliver to Administrative Agent as soon as available, but in any event no later than the twentieth day of each month (fifteenth day for the February, 2000 report and each report thereafter), unless such day falls upon a weekend or a bank holiday in either Texas or Massachusetts, in which case such delivery shall be due upon the next succeeding day not a weekend or bank holiday in Texas or Massachusetts, a Borrowing Base Certificate and a backlog report in Borrower's customary form prepared as of the close of business on the last Business Day of the previous month (but giving pro forma effect to any sales of Subsidiaries or business units occurring on or after the close of business on such last Business Day and prior to the date of such Borrower Base Certificate) in form acceptable to Administrative Agent;

          (e) Notice of Litigation.  Promptly after receipt by any Loan Party of
              --------------------
     notice of the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting any Loan Party which, if determined adversely to such Loan Party, could reasonably be expected to have a Material Adverse Effect with respect to such Loan Party;

          (f) Notice of Default.  As soon as possible and in any event within
              -----------------
     two (2) Business Days after the chief executive officer, president, chief financial officer, the general counsel, any president of a major operating unit, secretary, assistant secretary, treasurer, or any assistant treasurer of Borrower (each an "Authorized Representative") has knowledge of the
                           -------------------------
     occurrence of a Default, a written notice setting forth the details of such Default and the action that Borrower has taken and proposes to take with respect thereto;

          (g) ERISA.  As soon as possible and in any event within thirty (30)
              -----
     days after Borrower knows, or has reason to know, that

              (i) any Termination Event with respect to a Plan has occurred or will occur, or

              (ii) the aggregate present value of the Unfunded Vested Accrued Benefits under all Plans is equal to an amount in excess of $0, or

              (iii) any Loan Party is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of any Loan Party's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan,

     Borrower will provide Administrative Agent and the Lenders a certificate of its president or its chief financial officer setting forth the details of such event and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or any other Governmental Authority with respect to such event.

          (h) Notice of Material Adverse Effect.  As soon as possible and in
              ---------------------------------
     any event within two (2) Business Days of the discovery of any event or condition that could reasonably be expected to have a Material Adverse Effect with respect to any Loan Party, written notice thereof;

          (i)  Proxy Statements, Etc.    As soon as available, one copy of each
               ----------------------
     financial statement, report, notice, or proxy statement sent by any Loan Party to its stockholders generally and one copy of each regular, periodic, or special report, registration statement, or prospectus filed by any Loan Party with any securities exchange or the Securities and Exchange Commission or any successor agency; and

          (j)  General Information.  Promptly, such other information
               -------------------
     concerning any Loan Party as Administrative Agent or any Lender may from time to time reasonably request.

     Section 10.2  Maintenance of Existence; Conduct of Business.  Except as
                   ---------------------------------------------
permitted by Section 11.3, Borrower will, and will cause each of its
             ------------
Subsidiaries to, preserve and maintain its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary in the ordinary conduct of its business, except where the failure of a Subsidiary so to preserve and maintain could not reasonably be expected to have a Material Adverse Effect on Borrower. Borrower will, and will cause each of its Subsidiaries to, conduct its business in an orderly and efficient manner in accordance with good business practices.

     Section 10.3  Maintenance of Properties.  Borrower will, and will cause
                   -------------------------
each other Loan Party to, maintain, keep, and preserve all of its material properties necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     Section 10.4  Taxes and Claims.  Borrower will, and will cause each other
                   ----------------
Loan Party to, pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither no Loan Party shall be
                     --------  -------
required to pay or discharge any tax, levy, assessment, or governmental charge
(i) which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves in accordance with GAAP have been established or (ii) if the failure to pay the same would not result in a Lien on the property of any Loan Party.

     Section 10.5  Insurance.  (a)  Each of the Loan Parties will, and will
                   ---------
cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by responsible corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or entities and carry such other insurance as is usually carried by such corporations or entities, provided that in any event
                                                  --------
each Loan Party (as appropriate) will maintain:

     (i)  Property Insurance -- Insurance against loss or damage covering
          ------------------
          substantially all of the tangible real and personal Property and improvements of such Loan Party by reason of any Peril (as defined below) in such amounts (subject to any deductibles as shall be reasonably satisfactory to Administrative Agent) as shall be reasonable and customary and sufficient to avoid the insured named therein from becoming a co-insurer of any loss under such policy, but in any event in such amounts as are reasonably available as determined by Borrower's independent insurance broker reasonably acceptable to Administrative Agent.

     (ii) Automobile Liability Insurance for Bodily Injury and Property Damage -
          --------------------------------------------------------------------
          - Insurance in respect of all vehicles (whether owned, hired, or rented by any Loan Party) at any time located at, or used in connection with, its Properties or operations against liabilities for bodily injury and Property damage in such amounts as are then customary for vehicles used in connection with similar Properties and businesses, but in any event to the extent required by applicable law.

    (iii) Comprehensive General Liability Insurance -- Insurance against
          -----------------------------------------
          claims for bodily injury, death, or Property damage occurring on, in or about the Property (and adjoining streets, sidewalks, and waterways) of any Loan Party, in such amounts as are then customary for Property similar in use in the jurisdictions where such Properties are located.

     (iv) Worker's Compensation Insurance -- Worker's compensation insurance
          -------------------------------
          (including, without limitation, employers' liability insurance) to the extent required by applicable law, which may be self-insurance to the extent permitted by applicable law.

Such insurance shall be written by financially responsible companies selected by the applicable Loan Party and having an A.M. Best Rating of "A-" or better and being in a financial size category of "VI" or larger, or by other companies reasonably acceptable to Administrative Agent. Each policy referred to in this
Section 10.5 shall provide that it will not be canceled, amended, or reduced
------------
except after not less than thirty (30) days' prior written notice to Administrative Agent and shall also provide that the interests of Administrative Agent and the Lenders shall not be invalidated or reduced by any act, omission or negligence of any Loan Party. Borrower will advise Administrative Agent promptly of any policy cancellation, reduction, or amendment. For purposes hereof, the term "Peril" shall mean, collectively, fire, lightning, flood,
                  -----
windstorm, hail, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke, and other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the Properties of the Loan Parties are located.

     (b) Borrower will cause each insurance recovery (other than any portion of an insurance recovery payable to a landlord to repair or replace Property leased by Borrower or any of its Subsidiaries) paid to it or any other Loan Party by any insurance company to be deposited promptly with Administrative Agent as security for the Obligations if a Default has then occurred and is continuing.

     (c) If a Default shall have occurred and be continuing, Borrower will cause all proceeds of insurance paid to it or any other Loan Party on account of the loss of or damage to any Property of any Loan Party and all awards of compensation for any Property of any Loan Party taken by condemnation or eminent domain to be paid directly to Administrative Agent to be applied against or held as security for the Obligations, at the election of Administrative Agent and the Required Lenders.

     Section 10.6   Inspection Rights.  Each of the Loan Parties will, and will
                    -----------------
cause each of its Subsidiaries to, permit representatives and agents of Administrative Agent and each Lender, during normal business hours and upon reasonable notice to Borrower, to examine, copy, and make extracts from its books and records, to visit and inspect its Properties and to discuss its business, operations, and financial condition with its officers and independent certified public accountants. Borrower will authorize its accountants in writing (with a copy to Administrative Agent) to comply with this Section 10.6.
                                                                  ------------
Administrative Agent or its representatives may, at any time and from time to time at Borrower's expense, conduct field examinations and audits of the Collateral and Borrowing Base and of other matters pertaining to Borrower and its Subsidiaries for such purposes as Administrative Agent may reasonably request.

     Section 10.7   Keeping Books and Records.  Borrower will, and will cause
                    -------------------------
each other Loan Party to, maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section 10.8   Compliance with Laws.  Borrower will, and will cause each
                    --------------------
other Loan Party to, comply in all material respects with all applicable laws (including, without limitation, all Environmental Laws), rules, regulations, orders, and decrees of a material nature of any Governmental Authority or arbitrator other than any such laws, rules, regulations, orders, and decrees contested by appropriate actions or proceedings diligently pursued, if adequate reserves in conformity with GAAP and satisfactory to Administrative Agent are established with respect thereto and except for unintentional violations which could not reasonably be expected to have a Material Adverse Effect with respect to any such Loan Party.

     Section 10.9   Compliance with Agreements.  Borrower will, and will cause
                    --------------------------
each other Loan Party to, comply with all agreements, contracts, and instruments binding on it or affecting its properties or business other than such noncompliance which could not reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

     Section 10.10  Further Assurances.
                    ------------------

          (a)  Further Assurance.  Borrower will, and will cause each other
               -----------------
     Loan Party to, execute and deliver pursuant to this clause (a) such further documentation and take such further action as may be reasonably requested by Administrative Agent to carry out the provisions and purposes of the Loan Documents.

          (b)  Subsidiary Joinder.  Within ten (10) days after the end of each
               ------------------
     Fiscal Quarter, Borrower shall cause each Domestic Subsidiary created or acquired during the Fiscal Quarter then ending to execute and deliver to Administrative Agent a Joinder Agreement and such other documentation as Administrative Agent may require to cause such Domestic Subsidiary to evidence, perfect, and otherwise implement the guaranty and/or security for repayment of the Obligations contemplated by this Agreement, the Subsidiary Guaranty, and any applicable Security Document.

     Section 10.11  ERISA.  With respect to each Plan, Borrower will, and will
                    -----
cause each other Loan Party to, comply with all minimum funding requirements and all other material requirements of ERISA, if applicable, so as not to give rise to any liability which could reasonably be expected to have a Material Adverse Effect with respect to such Loan Party.

     Section 10.12  Unified Cash Management System; Dominion of Funds.
                    -------------------------------------------------
Borrower will, and will cause each of its Subsidiaries (other than Foreign Subsidiaries) to maintain a unified cash management system and Borrower will ensure, and will cause each of its Subsidiaries (other than Foreign Subsidiaries) to ensure, that all monies, checks, notes, drafts and other payments relating to or constituting proceeds of any trade accounts receivable or other Receivables are (a) deposited directly, as received, into a lockbox or collection account of Borrower or such Subsidiary (as applicable) and (b) on a daily basis after such deposit, transferred into a concentration account of Borrower or such Subsidiary (as applicable) maintained with Administrative Agent or another depository bank acceptable to Administrative Agent. Borrower will, and will cause each of its Subsidiaries (other than Foreign Subsidiaries) to, maintain in effect an agreement governing each of its lockbox accounts, collection accounts and/or concentration accounts and collaterally assigning such accounts to Administrative Agent, all of which shall be in a form approved by Administrative Agent.

     Section 10.13  Year 2000 Compliance.  Borrower will promptly notify
                    --------------------
Administrative Agent in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect on Borrower.


                                  ARTICLE 11

                              Negative Covenants
                              ------------------

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, Borrower will perform and observe the following negative covenants:

     Section 11.1  Debt.  Borrower will not, and will not permit any other
                   ----
Loan Party to, incur, create, assume, or permit to exist any Debt, except:

             (a)   Debt to the Lenders pursuant to the Loan Documents;

             (b)   Debt described on Schedule 9.9 hereto, and any extensions,
                                     ------------
     renewals, or refinancings of such existing Debt so long as (i) the principal amount of such Debt after such renewal, extension, or refinancing shall not exceed the principal amount of such Debt which was outstanding immediately prior to such renewal, extension, or refinancing and (ii) such Debt shall not be secured by any assets other than assets securing such Debt, if any, prior to such renewal, extension, or refinancing;

          (c) Debt of a Subsidiary of Borrower owed to Borrower or another Subsidiary of Borrower;

          (d) Guaranties incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds, and other similar obligations including those of the type otherwise described in Section 11.2(f);
                  ---------------

          (e) Debt of Borrower or any Subsidiary of Borrower constituting purchase money Debt (including, without limitation, Capital Lease Obligations) incurred after the Closing Date not to exceed Two Million Dollars ($2,000,000) in the aggregate at any time outstanding secured by purchase money Liens permitted by Section 11.2(g);
                                       ---------------

          (f) Debt constituting obligations to reimburse worker's compensation insurance companies for claims paid by such companies on Borrower's or any of its Subsidiaries' behalf in accordance with the policies issued to Borrower or such Subsidiary of Borrower;

          (g) Debt secured by the Liens permitted by clauses (d) and (e) of
                                                     -----------     ---
     Section 11.2;
     ------------

          (h) unsecured Debt arising under, created by and consisting of Hedge Agreements, provided, (i) such Hedge Agreements shall have been entered
                 --------
     into for the purpose of hedging actual risk and not for speculative purposes and (ii) that each counterparty to such Hedge Agreement shall be a Lender (or an Affiliate thereof) or shall be rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.; and

          (i) Subordinated Debt to the relevant seller (including pursuant to a transaction permitted by Section 11.3) incurred in connection with the
                              ------------
     acquisition of any Person not to exceed Twenty Million Dollars ($20,000,000) in the aggregate from the Closing Date through the Termination Date;

          (j) Debt of Borrower or any Subsidiary of Borrower for borrowed money in currencies other than Dollars in an amount not to exceed the equivalent of Ten Million Dollars ($10,000,000) in the aggregate at any time outstanding; and

          (k) Debt in addition to the Debt described in the foregoing clauses
                                                                      -------
     (a) through (j) in an aggregate amount not exceeding Ten Million Dollars
     ---         ---
     ($10,000,000) in the aggregate principal amount at any one time outstanding.

     Section 11.2  Limitation on Liens and Restrictions on Subsidiaries.
                   ----------------------------------------------------
Borrower will not, and will not permit any Subsidiary to, incur, create, assume, or permit to exist any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except the following:

             (a)   Liens described on Schedule 11.2 hereto, and any extensions,
                                      -------------
     renewals, or refinancings of the Debt secured by such Liens as permitted under Section 11.1(b), provided that (i) no such Lien is expanded to cover
           ---------------  --------
     any additional Property (other than after acquired title in or on such Property and proceeds of the existing collateral) after the Closing Date and

     (ii) no such Lien is spread to secure any additional Debt after the Closing Date other than Debt permitted by Section 11.1(b);
                                               ---------------

          (b) Liens in favor of Administrative Agent, for the benefit of the Agents and each Lender pursuant to the Loan Documents;

          (c) Encumbrances consisting of easements, zoning restrictions, or other restrictions on the use of real Property that do not (individually or in the aggregate) materially detract from the value of the real Property encumbered thereby or materially impair the ability of Borrower or any other Loan Party to use such real Property in their respective businesses;

          (d) Liens for taxes, assessments, or other governmental charges (but excluding Environmental Liens or Liens under ERISA) that are not delinquent or which are being contested in good faith and for which adequate reserves have been established in accordance with GAAP;

          (e) Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other similar statutory Liens securing obligations that are not overdue or are being contested in good faith by appropriate proceedings diligently pursued and for which adequate reserves have been established in accordance with GAAP and are incurred in the ordinary course of business;

          (f) Liens resulting from deposits to secure payments of worker's compensation, unemployment insurance or other social security programs or to secure the performance of tenders, statutory obligations, leases, insurance contracts, surety, performance and appeal bonds, bids, and other contracts incurred in the ordinary course of business (other than for payment of Debt);

          (g) Liens for purchase money obligations and Liens securing Capital Lease Obligations; provided that: (i) the Debt secured by any such Lien is
                        --------
     permitted under Section 11.1(e) hereof; and (ii) any such Lien encumbers
                     ---------------
     only the Property so purchased or leased;

          (h) Any attachment or judgment Lien not constituting an Event of Default;

          (i) Any interest or title of a licensor, lessor, or sublessor under any license or lease entered into in the ordinary course of business;

          (j) Liens against equipment arising from precautionary UCC financing statement filings regarding operating leases entered into by Borrower or another Loan Party in the ordinary course of business; and

          (k) Nonconsensual Liens in favor of banking institutions arising as a matter of law and encumbering the deposits (including the right of set-off) held by such banking institutions in the ordinary course of business.

     Section 11.3  Mergers, Etc.  Borrower will not, and will not permit any
                   ------------
other Loan Party to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the business or Property of any Person or all or a substantial part of the business or Property of a division or branch of a Person or more than a majority interest in the Capital Stock of any Person, or wind-up, dissolve, or liquidate itself; provided that as long as no
                                                   --------
Default exists or would result therefrom and provided Borrower gives Administrative Agent and the Lenders prior written notice:

          (i) A Subsidiary may wind-up, dissolve, or liquidate if (a) its Property is transferred to Borrower or a Wholly-Owned Subsidiary of Borrower and (b) the Loan Party acquiring such Property complies with its obligations under Section 10.9 simultaneously with such acquisitions;
                       ------------

          (ii) Any Subsidiary of Borrower may merge or consolidate with Borrower (provided Borrower is the surviving entity) or with any Wholly-Owned Subsidiary of Borrower (provided the Wholly-Owned Subsidiary is the surviving entity);

          (iii) Borrower or any Domestic Subsidiary of Borrower may acquire any Person or all or a substantial part of the business or Property of a Person (or a division or branch thereof) provided that the aggregate Purchase Price of all such acquisitions shall not exceed Fifty Million Dollars ($50,000,000) in the aggregate from the Closing Date through the Termination Date and provided further that the cash consideration paid (as described in the definition of Purchase Price) shall not exceed Twenty Five Million Dollars ($25,000,000) in the aggregate during such period; and

          (iv)  The Subsidiaries of Borrower described on Schedule 11.3 may be
                                                          -------------
     merged, wound up, dissolved or liquidated on the terms described in such schedule.

     Section 11.4  Restricted Junior Payments.  Borrower will not, and will
                   --------------------------
not permit any other Loan Party to, directly or indirectly declare, order, pay, make, or set apart any sum for (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Loan Party now or hereafter outstanding; (b) any redemption, conversion, exchange, retirement, sinking fund, or similar payment, purchase, or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Loan Party now or hereafter outstanding; or (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options, or other rights to acquire shares of any class of Capital Stock of any Loan Party now or hereafter outstanding except:

          (i) Subsidiaries of Borrower may make, declare, and pay dividends and make other distributions with respect to their Capital Stock to Borrower or Wholly-Owned Subsidiaries of Borrower;

          (ii) Borrower may declare and pay dividends on any class of its Capital Stock payable solely in shares of Capital Stock of Borrower; and

          (iii) Borrower may purchase or redeem stock, stock rights, options or similar rights not to exceed Fifteen Million Dollars ($15,000,000) in the aggregate from the Closing Date through the Termination Date provided, in each instance, that after giving effect to any such purchase or redemption Borrower will have at least Fifteen Million Dollars ($15,000,000) of borrowing availability under both the Borrowing Base and the aggregate Revolving Commitments.

     Section 11.5  Investments.  Borrower will not, and will not permit any
                   -----------
other Loan Party to, make or permit to remain outstanding any advance, loan, extension of credit, or capital contribution to or investment in any Person, or purchase or own any stocks, bonds, notes, debentures, or other Securities of any Person, or be or become a joint venturer with or partner of any Person (all the foregoing, herein "Investments"), except:
                   -----------

          (a) Borrower and its Subsidiaries may make equity investments in and may make loans to Subsidiaries of Borrower (in the case of loans, as permitted by Section 11.1) and may make the acquisitions permitted by
                  ------------
     Section 11.3(iii); provided that total investments in Foreign Subsidiaries
     -----------------  --------
     shall never exceed Thirty Million Dollars ($30,000,000) in the aggregate at any time outstanding (determined on the basis of the Dollar cost equivalent value of each Investment as of the date such Investment is made);

          (b) readily marketable direct obligations of the U.S. or any agency thereof with maturities of one year or less from the date of acquisition;

          (c) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the U.S. having capital and surplus in excess of One Hundred Million Dollars ($100,000,000);
          (d) commercial paper of a domestic issuer and equity or debt Securities of a domestic issuer if at the time of purchase such paper or debt Securities of such issuer is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc. or any successor thereto and shares of any mutual fund company substantially all the assets of which consist of cash and the Investments of the type described in clause (c), clause (d), and this clause (e);
                              ----------  ----------           ----------

          (e) advances to officers, directors, and employees for business expenses incurred in the ordinary course of business;

          (f) if no Event of Default exists, Borrower and its Subsidiaries may make capital contributions to or investments in, or purchase any Capital Stock of, Borrower or a Wholly-Owned Domestic Subsidiary of Borrower;

          (g) Borrower and its Subsidiaries may acquire and own any Investments of any Person received in connection with the bankruptcy or reorganization of suppliers and customers and in connection with the settlement of delinquent obligations of, and disputes with, customers and suppliers arising in the ordinary course of business;

          (h) deposits with and advances to trade creditors and extensions of trade credit to trade debtors in the ordinary course of business;

          (i) Investments described on Schedule 11.5; and
                                       -------------

          (j) Investments other than those described in clauses (a)-(i) of this
                                                        ---------------
     Section 11.5 if the aggregate amount thereof never exceeds Five Million
     ------------
     Dollars ($5,000,000) at any time (determined based on the cost or outstanding principal amount thereof, as applicable, without regard to any write up or write down thereof).

     Section 11.6  Limitation on Issuance of Capital Stock.  Borrower will not
                   ---------------------------------------
permit any Subsidiary to, at any time issue, sell, assign, or otherwise dispose of the following to any Person (other than Borrower or any of its Subsidiaries):
(a) any of its Capital Stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its Capital Stock, or (c) any option, warrant, or other right to acquire any of its Capital Stock; provided,
                                                                     --------
however, that any Subsidiary may issue qualifying shares to its directors if
-------
required by applicable law.

     Section 11.7  Transactions With Affiliates.  Borrower will not, and will
                   ----------------------------
not permit any other Loan Party to, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Borrower or such other Loan Party (other than Borrower and its wholly-owned Subsidiaries), except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such other Loan Party's business and upon fair and reasonable terms no less favorable to Borrower or such other Loan Party than would be obtained in a comparable arms-length transaction with a Person not an Affiliate of Borrower or such other Loan Party.

     Section 11.8  Disposition of Assets.  Except for transactions described
                   ---------------------
on Schedule 11.8 and for transactions permitted by Section 11.3(iv), Borrower
   -------------                                   ----------------
will not, and will not permit any other Loan Party to, sell, lease, assign, transfer, or otherwise voluntarily dispose of: (a) any of its Receivables; (b) any substantial portion of the consolidated assets of the Loan Parties; or (c) any other Property, other than (i) dispositions of Inventory in the ordinary course of business, (ii) dispositions of Equipment no longer used or useful in such Person's business and (iii) dispositions of other Equipment to be replaced (and such Equipment is so replaced) with other functionally equivalent Equipment within one hundred twenty (120) days of the disposition thereof.

     Section 11.9  Lines of Business.  Borrower and its Subsidiaries will not
                   -----------------
engage in any line or lines of business activity other than the businesses in which they are engaged on the date hereof or a business reasonably related thereto.

     Section 11.10  Limitations on Restrictions Affecting Subsidiaries.  Neither
                    --------------------------------------------------
Borrower nor any other Loan Party shall enter into or assume any material agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its material properties or assets, whether now owned or hereafter acquired (except for prohibitions against Liens on assets financed by Debt secured by Liens permitted by subsections 11.2(a) or (g)). Except as
                                   ---------------------------
provided herein, Borrower will not, and will not permit any other Loan Party to, directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Loan Party to: (a) pay dividends or make any other distribution on any of such Loan Party's Capital Stock owned by any Loan Party; (b) pay any Debt owed to any Loan Party; (c) make loans or advances to any Loan Party; or
(d) transfer any of its property or assets to any Loan Party.

     Section 11.11  Environmental Protection.  Borrower will not, and will not
                    ------------------------
permit any other Loan Party to, (a) use (or permit any tenant to use) any of its Properties for the handling, processing, storage, transportation, or disposal of any Hazardous Material except in compliance with applicable Environmental Laws,
(b) generate any Hazardous Material except in compliance with applicable Environmental Laws, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material in violation of any Environmental Law, or (d) otherwise conduct any activity or use any of its Properties in any manner, that in any material respect violates or is likely to violate any Environmental Law or create any Environmental Liabilities for which Borrower or any other Loan Party would be responsible that could reasonably be expected to have a Material Adverse Effect with respect to any Loan Party.

     Section 11.12  ERISA.  Borrower will not, and will not permit any other
                    -----
Loan Party to:

          (a) allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Plan (exclusive of any Multiemployer Plan) to exist or to be created; or

          (b) with respect to any Multiemployer Plan, allow, or take (or permit any ERISA Affiliate to take) any action which would cause, any unfunded or unreserved liability for benefits under any Multiemployer Plan to exist or to be created, either individually as to any such Plan or in the aggregate as to all such Plans.

                                 ARTICLE 12

                              Financial Covenants
                              -------------------

     Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or any Letter of Credit remains outstanding, it will perform and observe the following financial covenants:

     Section 12.1  Minimum Tangible Net Worth.  At all times, Borrower shall
                   --------------------------
not permit its Tangible Net Worth to be less than Seventy-Six Million Five Hundred Thousand Dollars ($76,500,000), plus (i) 75% of Borrower's positive
                                        -----
Adjusted Net Income for each fiscal quarter of Borrower ending after the Closing Date (no reductions to be made for any losses), plus (ii) 100% of the Net
                                                ----
Proceeds of the issuance by Borrower or any of its Subsidiaries of Capital Stock (or receipt of any additional capital in respect of existing Capital Stock or other Securities).

     Section 12.2  Maximum Total Leverage Ratio.  Borrower shall not permit its
                   ----------------------------
Leverage Ratio at the end of any Fiscal Quarter to exceed 3.50 to 1.00 for any Fiscal Quarter ending prior to December 25, 1999, 2.75 to 1.00 for its Fiscal Quarters ending December 25, 1999, and March 25, 2000, or 2.50 to 1.00 for its Fiscal Quarter ending June 24, 2000, or any Fiscal Quarter thereafter.

     Section 12.3  Minimum Fixed Charge Coverage Ratio.  As of the end of each
                   -----------------------------------
Fiscal Quarter, Borrower shall not permit the ratio of (a) its EBITDAR for the four (4) Fiscal Quarter period then ending to (b) the sum of (i) Interest Expense during such period and (ii) Rental Expense paid during such period to be less than 2.50 to 1.00.

     Section 12.4  Maximum Capital Expenditures  .  Borrower shall not permit
                   ----------------------------
the aggregate amount of all Capital Expenditures of the Borrower and its Subsidiaries made during any Fiscal Year to exceed Twenty Million Dollars ($20,000,000).

                                  ARTICLE 13

                                    Default
                                    -------

     Section 13.1  Events of Default.  Each of the following shall be deemed
                   -----------------
an "Event of Default":
    ----------------

          (a) Borrower shall fail to pay (i) when due any principal of, interest on or fees payable in respect of any Loan or any Reimbursement Obligation payable under any Loan Document or any part thereof or (ii) within two (2) days after the date Borrower receives written notice of the failure to pay when due, any other Obligation or any part thereof, or any indebtedness, liability, or obligation due to any Lender under any Hedge Agreement.

          (b) Any representation, warranty, or certification made or deemed made by any Loan Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with any Loan Document shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

          (c) Any Loan Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Section 10.1, Article 11 or
                                               ------------  ----------
     Article 12 of this Agreement.
     ----------

          (d) Any Loan Party shall fail to perform, observe, or comply with any other agreement, or term contained in any Loan Document (other than covenants described in subsections 13.1(a)-(c)) and such failure shall
                            ------------------------
     continue for a period of fifteen (15) days after the earlier of (i) the date Administrative Agent provides Borrower with notice thereof or (ii) the date Borrower should have notified Administrative Agent thereof in accordance with subsection 10.1(g) hereof.
                     ------------------

          (e) Any Loan Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator, or the like of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect, the "Bankruptcy Code"),
                                                          ---------------
     (iv) institute any proceeding or file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, (vi) admit in writing its inability to, or be generally unable to pay its debts as such debts become due, or (vii) take any corporate action for the purpose of effecting any of the foregoing.

          (f) A proceeding or case shall be commenced, without the application, approval or consent of the applicable Loan Party in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement, or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator, or the like of such Loan Party or of all or any substantial part of its Property, or (iii) similar relief in respect of such Loan Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) or more days; or an order for relief against any Loan Party shall be entered in an involuntary case under the Bankruptcy Code.

          (g) Any Loan Party shall fail within a period of thirty (30) days after the commencement thereof to discharge or obtain a stay of any attachment, sequestration, forfeiture, or similar proceeding or proceedings involving an aggregate amount in excess of Five Hundred Thousand Dollars ($500,000) against any of its assets or properties.

          (h) A final judgment or judgments for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate (to the extent not paid or fully covered by insurance acknowledged by a carrier reasonably acceptable to Administrative Agent) shall be rendered by a court or courts against any Loan Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the relevant Loan Party shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

          (i) Any Loan Party shall fail to pay when due any principal of or interest on any Debt (beyond the period of grace, if any) if the aggregate principal amount of the affected Debt equals or exceeds Five Hundred Thousand ($500,000) (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof or any event shall have occurred with respect to any Debt in the aggregate principal amount equal to or in excess of Five Hundred Thousand ($500,000) that permits any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any prepayment thereof.

          (j) This Agreement or any Security Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Loan Party or any Loan Party shall deny that it has any further liability or obligation under any of the Loan Documents or any Lien created or purported to be created by the Loan Documents shall for any reason cease to be or fail to be a valid, first priority perfected Lien (except for Permitted Liens, if any, which are expressly permitted by the Loan Documents to have priority over the Liens in favor of Administrative Agent) upon any of the Collateral purported to be covered thereby.

          (k) Any of the following events shall occur or exist with respect to any Loan Party or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan;
     (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that could reasonably be expected to constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Administrative Agent subject Borrower or any of its Subsidiaries to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate could reasonably be expected to exceed Five Hundred Thousand Dollars ($500,000).

          (l) The occurrence of any event or condition which constitutes a Material Adverse Effect with respect to Borrower or any other Loan Party and thirty (30) days have passed since written notification thereof to Borrower by Administrative Agent (therein reasonably identifying such event or condition) without such event or condition having been remedied, cured or waived.

          (m)  a Change of Control shall occur.

     Section 13.2  Remedies.  If any Event of Default shall occur and be
                   --------
continuing, Administrative Agent may (and if directed by Required Lenders, shall) do any one or more of the following:

          (a)  Acceleration.  By notice to Borrower, declare all outstanding
               ------------
     principal of and accrued and unpaid interest on the Notes and all other amounts payable by Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without further notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower except as where required by the specific terms of this Agreement or the other Loan Documents;

          (b)  Termination of Commitments.  Terminate the Commitments,
               --------------------------
     including, without limitation, the obligation of the Fronting Bank to issue Letters of Credit, without notice to Borrower or any other Loan Party;

          (c)  Judgment.  Reduce any claim to judgment;
               --------

          (d)  Foreclosure.  Foreclose or otherwise enforce any Lien granted
               -----------
     to Administrative Agent, for the benefit of the Agents and each Lender to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; and

          (e)  Rights.  Exercise any and all rights and remedies afforded by
               ------
     the laws of the Commonwealth of Massachusetts, or any other jurisdiction governing any of the Loan Documents, by equity, or otherwise;

provided, however, that, upon the occurrence of an Event of Default under
--------  -------
subsections 13.1(e) or subsection 13.1(f), the Commitments of all of the
-------------------   -------------------
Lenders, and the obligation of the Fronting Bank to issue Letters of Credit, shall automatically terminate and the outstanding principal of and accrued and unpaid interest on the Notes and all other amounts payable by Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower.

     Section 13.3   Cash Collateral.  If an Event of Default shall have
                    ---------------
occurred and be continuing, Borrower shall, if requested by Administrative Agent or the Required Lenders, pledge to Administrative Agent as security for the Obligations, pursuant to agreements in form and substance satisfactory to Administrative Agent, an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account by Administrative Agent without any right of withdrawal by Borrower.

     Section 13.4   Performance by Administrative Agent.  Upon the occurrence
                    -----------------------------------
of a Default, if any Loan Party shall fail to perform any agreement in accordance with the terms of the Loan Documents, Administrative Agent may, at the direction of the Required Lenders, perform or attempt to perform such agreement on behalf of such Loan Party. In such event, Borrower shall, at the request of Administrative Agent, promptly pay any amount expended by Administrative Agent or the Lenders in connection with such performance or attempted performance, to Administrative Agent at the Principal Office together with interest thereon at the Default Rate applicable to Base Rate Accounts from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Agents nor any Lender shall have any liability or responsibility for the performance of any obligation of any Loan Party under any Loan Document.

     Section 13.5   Set-off.  If an Event of Default shall have occurred and be
                    -------
continuing, each Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being hereby expressly waived by Borrower), to set-off and apply any and all deposits (general, time, demand, provisional, or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under any Loan Document, irrespective of whether or not Administrative Agent or such Lender shall have made any demand under such Loan Documents and although such obligations may be unmatured. Each Lender agrees promptly to notify Borrower (with a copy to Administrative Agent) after any such set-off and application, provided that the failure to give such notice shall not affect the validity of
--------
such set-off and
application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

     Section 13.6   Continuance of Default.  For purposes of all Loan Documents,
                    ----------------------
a Default shall be deemed to have continued and exist until Administrative Agent shall have actually received evidence satisfactory to Administrative Agent that such Default shall have been remedied.

                                  ARTICLE 14

                             Administrative Agent
                             --------------------

     Section 14.1   Appointment, Powers, and Immunities.  Each Lender hereby
                    -----------------------------------
irrevocably appoints and authorizes Bank of America to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 14.5 and the first sentence of Section 14.6 shall
                ------------                           ------------
include its Affiliates (including NationsBanc Montgomery Securities LLC) and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in the Loan Documents and shall not be a trustee or fiduciary for any Lender; (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Loan Party or any other Person to perform any of its obligations thereunder;
(c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Loan Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Loan Party or any of its Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     Section 14.2   Reliance by Administrative Agent.  Administrative Agent
                    --------------------------------
shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Loan Party), independent accountants, and other experts selected by Administrative Agent. Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section
                                                                     -------
15.8.  As to any matters not expressly provided for by this Agreement,
----
Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that Administrative Agent shall not be required to
         --------  -------
take any action that exposes Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law.

     Section 14.3   Defaults.  Administrative Agent shall not be deemed to have
                    --------
knowledge or notice of the occurrence of a Default unless Administrative Agent has received written notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that Administrative Agent receives such a notice of the occurrence of a Default, Administrative Agent shall give prompt notice thereof to the Lenders. Administrative Agent shall take such action with respect to such Default as it shall deem appropriate or as shall reasonably be directed by the Required Lenders.

     Section 14.4   Rights as Lender.  With respect to its Commitment and the
                    ----------------
Loans made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Loan Party or any of their respective Affiliates as if it were not acting as Administrative Agent, and Bank of America (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from any Loan Party or any of their respective Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

     Section 14.5   Indemnification.  THE LENDERS AGREE TO INDEMNIFY THE AGENTS
                    ---------------
(TO THE EXTENT NOT REIMBURSED UNDER SECTION 15.1 OR SECTION 15.2, BUT WITHOUT
                                    ------------    ------------
LIMITING THE OBLIGATIONS OF BORROWER UNDER SUCH SECTIONS) RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES, FOR ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES), OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER THAT MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ADMINISTRATIVE AGENT (INCLUDING BY ANY LENDER) IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTION TAKEN OR OMITTED BY ADMINISTRATIVE AGENT UNDER ANY LOAN DOCUMENT; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO
          --------
THE EXTENT THEY ARE FOUND IN A FINAL, NON-APPEALABLE JUDGMENT RENDERED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, THE PERSON TO BE INDEMNIFIED. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS

SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (CALCULATED BASED ON THE COMMITMENT PERCENTAGES) OF ANY COSTS OR EXPENSES PAYABLE BY BORROWER UNDER
SECTION 15.1 TO THE EXTENT THAT ADMINISTRATIVE AGENT IS NOT PROMPTLY REIMBURSED
------------
FOR SUCH COSTS AND EXPENSES BY BORROWER. IN THE CASE OF AN INVESTIGATION, LITIGATION, OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 14.5
                                                               ------------
APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY BORROWER, ITS DIRECTORS, SHAREHOLDERS, OR CREDITORS OR ANY PARTY ENTITLED TO INDEMNIFICATION HEREUNDER OR ANY OTHER PERSON AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED.

     Section 14.6   Non-Reliance on Agents and Other Lenders.  Each Lender
                    ----------------------------------------
agrees that it has, independently and without reliance on the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Loan Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of their Affiliates that may come into the possession of any Agent or any of its Affiliates.

     Section 14.7   Resignation of Administrative Agent.  Administrative Agent
                    -----------------------------------
may resign at any time by giving notice thereof to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor agent shall be subject to the approval of Borrower if and so long as no Event of Default has occurred and is continuing, which approval shall not be unreasonably withheld, conditioned, or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the U.S. having combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), which successor agent shall be subject to the approval of Borrower if no Event of Default has occurred and is continuing, which approval shall not be unreasonably withheld, conditioned, or delayed.
Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring

Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 14 shall continue in effect
                                             ----------
for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     Section 14.8  Administrative Agent Fee.  Borrower agrees to pay to
                   ------------------------
Administrative Agent on the date hereof and on each anniversary of the date hereof the administrative fee described in that certain letter dated January 13, 1999 from Bank of America and NationsBanc Montgomery Securities LLC to Borrower, as the same may be amended from time to time.

     Section 14.9  Several Commitments.  The Commitments and other obligations
                   -------------------
of the Lenders under any Loan Document are several. The default by any Lender in making a Loan in accordance with its Commitment shall not relieve the other Lenders of their obligations under any Loan Document. In the event of any default by any Lender in making any Loan, each nondefaulting Lender shall be obligated to make its Loan but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. No Lender shall be responsible for any act or omission of any other Lender.

                                  ARTICLE 15

                                 Miscellaneous
                                 -------------

     Section 15.1  Expenses.  Borrower hereby agrees to pay promptly after
                   --------
presentation of supporting documentation without duplication: (a) all reasonable costs and expenses of Administrative Agent arising in connection with the preparation, negotiation, execution, and delivery of the Loan Documents and all amendments or other modifications to the Loan Documents, including, without limitation, the reasonable fees and expenses of legal counsel for Administrative Agent; (b) all reasonable fees, costs, and expenses of Administrative Agent or the Fronting Bank arising in connection with any Letter of Credit, including the Fronting Bank's customary fees for amendments, transfers, and drawings on Letters of Credit; (c) all reasonable costs and expenses of Administrative Agent in connection with any Default and the enforcement of any Loan Document or collection of the Obligations, including, without limitation, the fees and expenses of legal counsel for Administrative Agent; (d) all reasonable fees, costs, and expenses of any Lender arising in connection with an Event of Default and the enforcement of any Loan Document or collection of the Obligations during the continuance of an Event of Default; provided, however, that all Lenders
                                        --------  -------
(other than Administrative Agent) shall be limited to the legal fees and expenses of one counsel for all Lenders unless such representation shall result in a conflict of interest, in which case Borrower shall pay the fees, costs, and expenses of as many counsel as necessary to avoid conflicts among the Lenders;
(e) all transfer, stamp, documentary, or other similar taxes, assessments, or charges (including, without limitation, the Taxes and any penalties or interest) levied by any Governmental Authority in respect of any Loan Document or the transactions contemplated thereby; (f) all reasonable costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or other Lien contemplated by any Loan Document; and (g) all other reasonable costs and expenses incurred by Administrative Agent in connection with any Loan Document. The fees and expenses of legal counsel for Administrative Agent that Borrower has agreed to pay hereunder include the fees and expenses of legal counsel for

Administrative Agent arising in connection with advice given to Administrative Agent as to its rights and responsibilities hereunder. Notwithstanding the foregoing, Borrower shall not be required to pay or reimburse Administrative Agent or any Lender for (i) any fees, costs or expenses incurred by any of them in connection with any litigation commenced by Borrower or any other Loan Party against the Lenders or Administrative Agent which seeks enforcement of any of the rights of Borrower or any other Loan Party hereunder or under any other Loan Document and is determined adversely to the Lenders or Administrative Agent in a final nonappealable judgment, or (ii) any fees, costs, or expenses found in a final, non-appealable judgment rendered by a court of competent jurisdiction to have arisen out of or resulted from any Lender's gross negligence or its willful misconduct.

     Section 15.2  Indemnification.  BORROWER SHALL INDEMNIFY THE AGENTS, THE
                   ---------------
FRONTING BANK, AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) ANY BREACH BY ANY LOAN PARTY OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (B) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE ASSETS OF BORROWER OR ANY OTHER LOAN PARTY, (C) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT OR ANY PAYMENT OR FAILURE TO PAY WITH RESPECT TO ANY LETTER OF CREDIT, (D) ANY AND ALL STAMP, FILING, OR SIMILAR TAXES (INCLUDING, WITHOUT LIMITATION, THE "TAXES" AND ANY INTEREST OR PENALTY) LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON ADMINISTRATIVE AGENT OR ANY LENDER IN RESPECT OF ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY; PROVIDED THAT (1) THE FOREGOING INDEMNITY SHALL NOT APPLY
                      --------
TO LITIGATION COMMENCED BY BORROWER OR ANY OTHER LOAN PARTY AGAINST THE LENDERS OR THE ADMINISTRATIVE AGENT OR THE SYNDICATION AGENT WHICH SEEKS ENFORCEMENT OF ANY OF THE RIGHTS OF BORROWER OR ANY OTHER LOAN PARTY HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT AND IS DETERMINED ADVERSELY TO THE LENDERS OR THE AGENT OR THE SYNDICATION AGENT IN A FINAL NONAPPEALABLE JUDGMENT AND (2) THAT THE PERSON ENTITLED TO BE INDEMNIFIED UNDER THIS SECTION SHALL NOT BE INDEMNIFIED FROM OR HELD HARMLESS AGAINST ANY LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, OR EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) FOUND IN A FINAL, NON-

APPEALABLE JUDGMENT RENDERED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN OUT OF OR RESULTED FROM ITS GROSS NEGLIGENCE OR ITS WILLFUL MISCONDUCT. WITHOUT LIMITING ANY PROVISION OF ANY LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON. SUBJECT TO THE LIMITATIONS SET FORTH ABOVE, IN THE CASE OF AN INVESTIGATION, LITIGATION, OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 15.2 APPLIES, SUCH
                                                ------------
INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION, OR PROCEEDING IS BROUGHT BY BORROWER, ITS DIRECTORS, SHAREHOLDERS, OR CREDITORS OR ANY PARTY ENTITLED TO INDEMNIFICATION HEREUNDER OR ANY OTHER PERSON AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED.

     Section 15.3  Limitation of Liability.  None of the Agents, any Lender,
                   -----------------------
or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to Borrower, and, by the execution of the Loan Documents to which it is a party, each other Loan Party, hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential, remote, exemplary or punitive damages suffered or incurred by any Loan Party in connection with, arising out of, or in any way related to any of the Loan Documents, or any of the transactions contemplated by any of the Loan Documents.

     Section 15.4  No Duty.  All attorneys, accountants, appraisers, and other
                   -------
professional Persons and consultants retained by any of the Agents or any Lender shall have the right to act exclusively in the interest of the Agents and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Loan Party, any shareholders of any Loan Party, or any other Person.

     Section 15.5  No Fiduciary Relationship.  The relationship between the
                   -------------------------
Loan Parties on the one hand and the Agents and each Lender on the other is solely that of debtor and creditor, and neither any of the Agents nor any Lender has any fiduciary or other special relationship with any Loan Parties, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Loan Parties on the one hand and any of the Agents and each Lender on the other to be other than that of debtor and creditor.

     Section 15.6  Equitable Relief.  Borrower recognizes that in the event
                   ----------------
any Loan Party fails to pay, perform, observe, or discharge any or all of the obligations under the Loan Documents, any remedy at law may prove to be inadequate relief to the Agents and the Lenders. Borrower therefore agrees that the Agents and the Lenders, if Administrative Agent or the Required Lenders so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 15.7   No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in the Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section 15.8   Successors and Assigns.
                    ----------------------

          (a)  Binding Effect.  This Agreement shall be binding upon and inure
               --------------
     to the benefit of the parties hereto and their respective successors and assigns. Borrower may not assign or transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of Administrative Agent and all of the Lenders.

          (b)  Assignment.  Each Lender may assign to one or more Persons all
               ----------
     or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that
                  --------  -------

               (i) each such assignment shall be to an Eligible Assignee. As used herein, "Eligible Assignee" means (A) a Lender; (B) an Affiliate
                        -----------------
          of a Lender or, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor as such Lender (herein a "Related Fund"); and (C) any other Person approved by Administrative
           ------------
          Agent and, provided no Default then exists, Borrower (such consent of Borrower not to be required if a Default then exists and, in any event, not unreasonable to be denied or delayed by Administrative Agent or Borrower); provided, however, that neither Borrower nor an
                              --------  -------
          Affiliate of Borrower shall qualify as an Eligible Assignee;

               (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement or an assignment by a Lender to one of its Related Funds, any such partial assignment shall be in an amount at least equal to Five Million Dollars ($5,000,000) and the assignee must have (after giving effect to such assignment) Commitments of at least Ten Million Dollars ($10,000,000);

               (iii) the parties to such assignment shall execute and deliver to Administrative Agent for its acceptance an Assignment and Acceptance, together with any Note subject to such assignment and a processing fee of $3,500.

     Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, Administrative Agent, and Borrower shall upon return of the assignor's notes, if any, make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the U.S. or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 6.7.
                                                               -----------

          (c)  Register.  Administrative Agent shall maintain at the Principal
               --------
     Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the
                                         --------
     Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note or Notes subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

          (d)  Participations.  Each Lender may sell participations to one or
               --------------
     more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); provided, however, that (i) such Lender's obligations under this Agreement
     --------  -------
     shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article 6 (to the extent that the Lender selling
                             ---------
     such participation would have been entitled thereto) and the right of set-off contained in Section 13.5, and (iv) Borrower shall continue to deal
                      ------------
     solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to its Loans and to approve any amendment, modification, waiver, or consent of any provision of any Loan Document (other than amendments, modifications, waivers, or consents of the types referred to in Section 15.11(a)).
                                                      ----------------

          (e)  Pledge to Federal Reserve.  Notwithstanding any other provision
               -------------------------
     set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

          (f)  Delivery of Information.  Any Lender may furnish any information
               -----------------------
     concerning any Loan Party in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject to such Persons agreeing to being bound by the provisions of Section 15.22.
                   -------------

     Section 15.9   Survival.  All representations and warranties made in any
                    --------
Loan Document or in any document, statement, or certificate furnished in connection with any Loan Document shall survive the execution and delivery of the Loan Documents and no investigation by Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrower hereunder, the obligations under
Article 6, Section 14.5, Section 15.1, and Section 15.2 shall survive repayment
---------  ------------  ------------      ------------
of the Notes and termination of the Commitments and the Letters of Credit.

     Section 15.10  Entire Agreement.  THIS AGREEMENT, THE NOTES, AND THE
                    ----------------
OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES THERETO.

     Section 15.11  Amendments and Waivers.  Any provision of any Loan
                    ----------------------
Document may be amended or waived and any consent to any departure by any Loan Party therefrom may be granted if, but only if, such amendment, waiver, or consent is in writing and is signed by Borrower and the Required Lenders (and, if Article 14 or the rights or duties of Administrative Agent are affected
   ----------
thereby, by Administrative Agent); provided that no such amendment, waiver, or
                                   --------
consent applicable to:

          (a)  a Loan,  Letter of Credit, or Commitment which has the effect of:

                    (i)   increasing such Commitment,

                    (ii) reducing the principal of or rate of interest on such Loan or any Reimbursement Obligation relating to such Letter of Credit or any fees or other amounts payable hereunder to Lenders generally with respect to such Loan, Letter of Credit, or Commitment,

                    (iii) postponing any date fixed for the payment of any
               scheduled installment of principal of or interest on such Loan or any Reimbursement Obligation relating to such Letter of Credit or any fees or other amounts payable hereunder with respect to such Loan, Letter of Credit, or Commitment or changing any optional or mandatory prepayment provision applicable to such Loan or Letter of Credit, or

                    (iv) postponing any date fixed for termination of such Commitment shall be effective unless also signed by each Lender holding (with respect to Letters of Credit either directly or through a participation under
     Section 2.7(a)) the Loan, Letter of Credit, or Commitment of the type being
     --------------
     modified; and

          (b)  any change (including a waiver) in:

                    (i) the definition of Required Lenders or the provisions of this Section 15.11; or
                       -------------

                    (ii)  the conditions specified in Article 8 hereof, or
                                                      ---------

                    (iii) which has the effect of releasing any Loan Party in a transaction which is not otherwise permitted hereby, or

                    (iv) releases of all or substantially all of the Collateral, or

                    (v) releases of all or substantially all of the Guaranties, or

                    (vi) changes the definition of "Borrowing Base" or changes the advance rate under the Borrowing Base shall not be effective unless signed by all Lenders.

     Section 15.12  Maximum Interest Rate.
                    ---------------------

          (a) No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract
                                                                      --------
     Rate") for any Obligation shall exceed the Maximum Rate, thereby causing
     ----
     the interest accruing on such Obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such Obligation shall not reduce the rate of interest on such Obligation below the Maximum Rate until the aggregate amount of interest accrued on such Obligation equals the aggregate amount of interest which would have accrued on such Obligation if the Contract Rate for such Obligation had at all times been in effect.

          (b) No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the Obligations; and, if the principal of the Obligations has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and each Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations so that interest for the entire term does not exceed the Maximum Rate.

     Section 15.13  Notices.  All notices and other communications provided for
                    -------
in any Loan Document to which any Loan Party is a party shall be given or made in writing (except as otherwise permitted by Section 5.3) and shall be
                                             -----------
telecopied, electronically transferred, mailed by certified mail return receipt requested, sent by overnight courier, or personally delivered to the intended recipient in each case at the "Address for Notices" specified below its name on the signature pages hereof or with respect to any Loan Party, at the "Address for Notices" specified below Borrower's name on the signature pages hereof, or with respect to a Lender not a party to this Agreement on the Closing Date, in its Assignment and Acceptance, or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in any Loan Document, all such communications shall be deemed to have been duly given in the case of transmittal by telecopy or electronic transmission, when transmitted (subject to telephone confirmation of receipt in either case), in the case of personal delivery, when delivered, in the case of overnight courier, on the next Business Day after delivery to the courier, and in the case of a mailed notice, three (3) Business Days after being duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to Administrative
                                 --------  -------
Agent pursuant to Section 2.7 or Section 5.3 shall not be effective until
                  -----------    -----------
received by Administrative Agent.

     Section 15.14  Governing Law; Venue; Service of Process.  THIS AGREEMENT
                    ----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE U.S. ANY ACTION OR PROCEEDING AGAINST BORROWER UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY NEW YORK STATE COURT OR FEDERAL COURT IN THE DISTRICT OF NEW YORK. BORROWER IRREVOCABLY (a) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (b) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION
                                                                     -------
15.13 OF THIS AGREEMENT.  NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT
-----
SHALL AFFECT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ADMINISTRATIVE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY ANY LOAN PARTY AGAINST

ANY AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS,
TEXAS.

     Section 15.15  Counterparts.  This Agreement may be executed in one or
                    ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 15.16  Severability.  Any provision of any Loan Document held by
                    ------------
a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of such Loan Document and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section 15.17  Headings.  The headings, captions, and arrangements used
                    --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 15.18  Construction.  Borrower, each Loan Party (by its execution
                    ------------
of the Loan Documents to which it is a party), the Agents, and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by the parties thereto.

     Section 15.19  Independence of Covenants.  All covenants under the Loan
                    -------------------------
Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     Section 15.20  Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY OF THE AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     Section 15.21  Confidentiality.  Each Lender agrees to keep confidential
                    ---------------
any information obtained by it from any Loan Party or its agents or representatives pursuant hereto and the other Loan Documents identified as confidential in writing at the time of delivery in accordance with such Lender's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's officers, directors, employees, representatives, attorneys, agents, or affiliates who are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from any source or as such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law, regulation, subpoena, or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to Borrower unless such notice is legally prohibited) or requested or required by bank regulators or auditors or any administrative body, commission, or other Governmental Authority to whose jurisdiction such Lender may be subject, (d) to assignees or participants or potential assignees or participants or to professional advisors or direct or indirect contractual counter parties in swap agreements provided in each case such Person agrees to be bound by the provisions of this Section
                                                                   -------
15.21, (e) to the extent required in connection with any litigation between any
-----
Loan Party and any Lender with respect to the Loans or this Agreement and the other Loan Documents, (f) to rating agencies, their employees, representatives, attorneys, agents, or affiliates who are advised of the confidential nature of such information and who agree to be subject to the provisions of this Section
                                                                       -------
15.21, and (g) with Borrower's prior written consent.
-----

     Section 15.22  Currency Conversion.  If for any purpose of this Agreement
                    -------------------
it is necessary to convert a sum in any currency to another currency, then the rate of exchange which shall be applied shall be the Spot Rate.

     Section 15.23  Amendment and Restatement.  This Agreement shall constitute
                    -------------------------
an amendment and restatement in its entirety of the Original Revolving Credit Agreement. From and after the Closing Date, all indebtedness, liabilities, obligations, security interests and liens arising under the Original Revolving Credit Agreement or any Loan Documents referred to therein are hereby deemed to be renewed and continued, and not extinguished, discharged or satisfied, and are hereafter evidenced by and governed in accordance with this Agreement and the other Loan Documents. All references in the Loan Documents referred to in the Original Revolving Credit Agreement to the Original Revolving Credit Agreement shall be deemed to mean this Agreement, as an amendment and restatement of the Original Revolving Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              RENAISSANCE WORLDWIDE, INC.


                              By:    /s/ Richard L. Bugley
                                     ----------------------------------
                              Name:  Richard L. Bugley
                                     ----------------------------------
                              Title: Vice President
                                     ---------------------------------

                              Address for Notices to Borrower
                              or any Loan Party:
                              -----------------

                              Renaissance Worldwide, Inc.
                              189 Wells Avenue
                              Newton, Massachusetts 02159
                              Attention:  Joseph P. Fargnoli
                              Telephone:  (617) 527-6886
                              Telecopier: (617) 332-4647

                              BANK OF AMERICA, N.A.,
                              as Administrative Agent and as a Lender

                              By:    /s/ Timothy M. O'Connor
                                     ----------------------------------
                              Name:  Timothy M. O'Connor
                                     ----------------------------------
                              Title: Vice President
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              Bank of America, N.A.
                              901 Main Street, 67th Floor
                              Dallas, Texas  75202
                              Attention:  Tim O'Connor
                              Telephone:  (214) 508-9419
                              Telecopier: (214) 508-0980


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              Bank of America, N.A.
                              901 Main Street, 14th Floor
                              Dallas, Texas  75202
                              Attention:  Otis Howard
                              Telephone:  (214) 508-9253
                              Telecopier: (214) 508-2515

                              BNY FACTORING, LLC
                              as Syndication Agent and as a Lender

                              By:    /s/ Charles F. Soutar
                                     ----------------------------------
                              Name:  Charles F. Soutar
                                     ----------------------------------
                              Title: Vice President
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              BNY Factoring LLC
                              Bank of New York
                              1290 Avenue of the Americas, 3rd Floor
                              New York, New York 10104
                              Attention:  _______________
                              Telephone:  (212)  408-____
                              Telecopier: (212) 408-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              BNY Factoring LLC
                              Bank of New York
                              1290 Avenue of the Americas, 3rd Floor
                              New York, New York 10104
                              Attention:  _______________
                              Telephone:  (212) 408-_____
                              Telecopier: (212) 408-_____

                              CITIZENS BANK OF MASSACHUSETTS

                              By:    /s/ William F. Granchelli
                                     ----------------------------------
                              Name:  William F. Granchelli
                                     ----------------------------------
                              Title: Senior Vice President
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              Citizens Bank of Massachusetts
                              28 State Street, 15th Floor
                              Boston, Massachusetts  02109
                              Attention:  _______________
                              Telephone:  (617) 725-_____
                              Telecopier: (617) 725-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              Citizens Bank of Massachusetts
                              28 State Street, 15th Floor
                              Boston, Massachusetts  02109
                              Attention:  _______________
                              Telephone:  (617) 725-_____
                              Telecopier: (617) 725-_____

                              DEBIS FINANCIAL SERVICES, INC.

                              By:    /s/ Michael L. Miller
                                     ----------------------------------
                              Name:  Michael L. Miller
                                     ----------------------------------
                              Title: Managing Director
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              debis Financial Services, Inc.
                              89 Headquarters Plaza North, Suite 1444
                              Morristown, New Jersey  07960
                              Attention:  _______________
                              Telephone:  (973) 631-_____
                              Telecopier: (973) 631-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              debis Financial Services, Inc.
                              89 Headquarters Plaza North, Suite 1444
                              Morristown, New Jersey  07960
                              Attention:  _______________
                              Telephone:  (973) 631-_____
                              Telecopier: (973) 631-_____

                              NATIONAL BANK OF CANADA

                              By:    /s/ Timothy R. Tobin
                                     ----------------------------------
                              Name:  Timothy R. Tobin
                                     ----------------------------------
                              Title: Vice President
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              National Bank of Canada
                              One Federal Street, 27th Floor
                              Boston, Massachusetts 02110
                              Attention:  _______________
                              Telephone:  (617) 350-_____
                              Telecopier: (617) 350-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              National Bank of Canada
                              One Federal Street, 27th Floor
                              Boston, Massachusetts 02110
                              Attention:  _______________
                              Telephone:  (617) 350-_____
                              Telecopier: (617) 350-_____

                              FINOVA CAPITAL CORPORATION

                              By:    /s/ Bruce Mettel
                                     ----------------------------------
                              Name:  Bruce Mettel
                                     ----------------------------------
                              Title: Authorized Signer
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              Finova Capital Corporation
                              311 South Wacker Drive, Suite 4400
                              Chicago, Illinois 60606
                              Attention:  _______________
                              Telephone:  (312) 322-_____
                              Telecopier: (312) 322-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              Finova Capital Corporation
                              311 South Wacker Drive, Suite 4400
                              Chicago, Illinois 60606
                              Attention:  _______________
                              Telephone:  (312) 322-_____
                              Telecopier: (312) 322-_____

                              PNC BUSINESS CREDIT

                              By:    /s/ Scott Carpenter
                                     ----------------------------------
                              Name:  Scott Carpenter
                                     ----------------------------------
                              Title: Scott Carpenter
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              PNC Business Credit
                              PNC Bank, N.A.
                              125 High Street, 16th Floor
                              Boston, Massachusetts 02110
                              Attention:  _______________
                              Telephone:  (617) 443-_____
                              Telecopier: (617) 443-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              PNC Business Credit
                              PNC Bank, N.A.
                              125 High Street, 16th Floor
                              Boston, Massachusetts 02110
                              Attention:  _______________
                              Telephone:  (617) 443-_____
                              Telecopier: (617) 443-_____

                              WEBSTER BANK

                              By:    /s/ Charles C. Thomas
                                     ----------------------------------
                              Name:  Charles C. Thomas
                                     ----------------------------------
                              Title: Vice President
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              Webster Bank
                              City Place II
                              185 Asylum Street
                              5th Floor, HFD 605
                              Hartford, CT 06103-3494
                              Attention:  _______________
                              Telephone:  (860) 692-_____
                              Telecopier: (860) 692-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              Webster Bank
                              City Place II
                              185 Asylum Street
                              5th Floor, HFD 605
                              Hartford, CT 06103-3494
                              Attention:  _______________
                              Telephone:  (860) 692-_____
                              Telecopier: (860) 692-_____

                              CIT GROUP / BUSINESS CREDIT, INC.

                              By:    /s/ Neal T. Legan
                                     ----------------------------------
                              Name:  Neal T. Legan
                                     ----------------------------------
                              Title: Neal T. Legan
                                     ----------------------------------


                              Address for Notices:
                              -------------------

                              CIT Group / Business Credit, Inc.
                              5420 LBJ Freeway, Suite 200
                              Dallas, Texas 75240
                              Attention:  _______________
                              Telephone:  (972) 455-_____
                              Telecopier: (972) 455-_____


                              Lending Office for Base Rate Accounts
                              and Libor Accounts:
                              ------------------

                              CIT Group / Business Credit, Inc.
                              5420 LBJ Freeway, Suite 200
                              Dallas, Texas 75240
                              Attention:  _______________
                              Telephone:  (972) 455-_____
                              Telecopier: (972) 455-_____

                                 Schedule 2.7
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement


                      Previously Issued Letters of Credit
                      -----------------------------------


                                     None.

                                 Schedule 7.1
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                          Transfer Restrictions, Etc.
                          ---------------------------

                                 Schedule 9.1
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                       Corporate Existence/Good Standing
                       ---------------------------------

                                 Schedule 9.3
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                          Corporate Action/No Breach
                          --------------------------

                                 Schedule 9.4
                                      to
                      Renaissance Worldwide, Inc. Credit

                             Operation of Business
                             ---------------------

                                 Schedule 9.5
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement


                           Litigation and Judgments
                           ------------------------

                                 Schedule 9.6
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement


                              Collateral Matters
                              ------------------


(a)  Real Properties of Borrower and its Subsidiaries:



(b)  Intellectual Property of Borrower and its Subsidiaries:



(c) Location of Material Properties and identity of the Person holding title thereto:

                                 Schedule 9.9
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                                     Debt
                                     ----

                                 Schedule 9.12
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement


                                     ERISA
                                     -----

                                 Schedule 9.13
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                             Disclosure Documents
                             --------------------

                                 Schedule 9.14
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement


I.  Subsidiaries; Capitalization
    ----------------------------



                                  A. Borrower


                              Description of
            State of          Each Class and      Number of        Number of
Name        Incorporation         Series          Authorized     Issued Shares
----        -------------                         ----------     -------------
                              (If Applicable)       Shares
                              ---------------       ------



                     B.  Domestic Subsidiaries of Borrower


                               Description of
             State of          Each Class and          Number of        Number of        Name of Each Stockholder
Name         Incorporation         Series             Authorized      Issued Shares      and No. of Shares Held
----         -------------                            ----------      -------------      ----------------------
                               (If Applicable)          Shares
                               ---------------          ------

                     C.  Foreign Subsidiaries of Borrower

                                  Description of Each Class and
               State of                     Series                   Number of           Number of       Name of Each Stockholder
Name           Incorporation            (If Applicable)           Authorized Shares    Issued Shares      and No. of Shares Held
----           -------------            ---------------           -----------------    -------------      ----------------------

                                 Schedule 9.15
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                         Restrictions on Subsidiaries
                         ----------------------------

                                 Schedule 9.19
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                             Environmental Matters
                             ---------------------

                                 Schedule 9.21
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                               Employee Matters
                               ----------------

                                 Schedule 9.22
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                                   Solvency
                                   --------

                                 Schedule 9.23
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                             Year 2000 Compliance
                             --------------------

                                 Schedule 11.2
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

     Liens
     -----

------------------------------------------------------------------------------------------------------------------

  JURISDICTION                    DEBTOR                       SECURED PARTY                     ORIGINAL FILE
                                                                                                 NUMBER AND DATE
------------------------------------------------------------------------------------------------------------------

                                 Schedule 11.3
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                    Subsidiary Mergers, Dissolutions, Etc.
                    --------------------------------------

                                 Schedule 11.5
                                      to
                 Renaissance Worldwide, Inc. Credit Agreement

                                  Investments
                                  -----------

                                 Schedule 7.1
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                          Transfer Restrictions, Etc.
                          ---------------------------


See Schedule 9.3, Item 3.

                                 Schedule 9.1
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                       Corporate Existence/Good Standing
                       ---------------------------------


(a)(iii): The following Loan Parties are not currently qualified to do business as required in the state indicated:

     Loan Party                                            State
     ----------                                            -----

     The Hunter Group, Inc.                                Arizona**
                                                           Illinois*

     Renaissance Government Solutions, Inc.                District of Columbia*

     Renaissance Worldwide IT Consulting Services, Inc.+   Alabama**
                                                           District of Columbia*
                                                           Texas***

     Renaissance Worldwide Strategy, Inc.                  Illinois*









* Corporation is not currently in good standing, and Borrower is preparing the necessary paperwork to re-qualify.
** Corporation has not previously needed to qualify to do business as a foreign corporation in this state. Borrower is preparing application for foreign qualification.
***Corporation is not currently in good standing with the office of the comptroller, and Borrower is preparing the necessary paperwork to cure this deficiency.
+ F/k/a Triad Data, Inc. Foreign qualifications will be updated to reflect this name change, which was effected on or about 1/11/99, after the planned transaction described in Schedule 11.3(iv)(2).

                                 Schedule 9.3
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                         Corporate Action / No Breach
                         ----------------------------


1. The pledges of the capital stock of the Domestic Subsidiaries and of 65% of the capital stock of the Foreign Subsidiaries owned by Borrower or a Domestic Subsidiary may violate non-assignment or change of control provisions in certain leases of such Domestic Subsidiaries and Foreign Subsidiaries. Borrower does not expect any such violations to constitute a Material Adverse Effect upon Borrower and its subsidiaries, taken as a whole.

2. Teaming Agreement dated as of June 23, 1998 between Renaissance Worldwide Strategy, Inc. and Emergence, LLC may not be assigned without prior written consent of Emergence, LLC.

3. Borrower may not assign, pursuant to the terms of the Amended and Restated Operating Agreement of Emergence, LLC dated as August 11, 1998, its Units evidencing its membership interest in Emergence, LLC, without the prior written consent of the Manager. See Schedule 11.8.

                                 Schedule 9.4
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                             Operation of Business
                             ---------------------


One or more of the Loan Parties have entered into the following acquisitions or mergers since December 26, 1998:

     Transactions with Third Parties                   Closing Date
     -------------------------------                   ------------

     Acquisition of assets of InfoSolutions.edu,       January 9, 1999
     L.L.C. by The Hunter Group, Inc.

     Sale of substantially all the assets of the       February 24, 1999
     former Renaissance Technomic, Inc. by
     Renaissance Worldwide Strategy, Inc., to
     Technomic International, Inc., an Illinois corporation.

     Renaissance Technomic Limited, a limited          February 24, 1999
     company organized under the laws of Hong Kong sold all of its assets with respect to its business in Hong Kong and Shanghai to Renaissance Technomic (HK) Limited, a limited company organized under the laws of Hong Kong which is wholly owned by Steven H. Ganster.

     Neoglyphics Media Corporation, an Illinois        May 28, 1999
     corporation, sold substantially all of its assets, and The Hunter Group, Inc., a
     Maryland corporation, sold those of its
     assets related to its Customer Management
     Systems business, to ZEFER Corp., a Delaware corporation.

     Transactions with Affiliates                           89     Closing Date
     ----------------------------                                  ------------

     Merger of C.M. Management Systems Ltd. Inc. into        January 22, 1999
     Renaissance Worldwide Strategy, Inc.

     Dissolution of Renaissance Securities Corp.             January 22, 1999

     Merger of Cambridge Software Group, Inc. into The       January 22, 1999
     Registry, Inc. Network Consulting Practice.

     Merger of Renaissance Technomic, Inc. into              February 22, 1999
     Renaissance Worldwide Strategy, Inc.

                                 Schedule 9.5
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                           Litigation and Judgments
                           ------------------------


1. The Borrower is involved in litigation relating to claims arising out of its operations in the ordinary course of business. The Borrower is not currently involved in any legal proceedings which would reasonably be expected to have a Material Adverse Effect. However, please be advised of the following current litigation matters:

    1. Vikas Rijsinghani. Claim by a terminated employee of Neoglyphics Media Corporation ("Neoglyphics") that he is owed a substantial number of stock options that were not dispersed to him, a performance bonus and additional severance compensation, all of which are set forth in his recent demand letter. The Company has responded with a denial of these claims.

    2. Gilbert Zoghlin. Ropes & Gray represents the Borrower, in an action entitled Gilbert Zoghlin v. Renaissance Worldwide, Inc., in the United States District Court for the Northern District of Illinois, Civil Action No. 99C 1965. This action, commenced in March, 1999, is brought by a group of shareholders who allege both federal and state-law claims in connection with a transaction in which a wholly-owned subsidiary of the Borrower, NGMC Acquisition Corp., merged with and into Neoglyphics, a corporation owned by the plaintiff-shareholders. The complaint alleges that, in connection with this transaction, an officer of NGMC Acquisition Corp., acting on behalf of the Borrower, denied knowledge of any information that would materially affect the value of the Borrower stock or of the merger agreement; the complaint further alleges that the officer did, in fact, have knowledge of such information at the time. The plaintiffs claim that, by withholding this information, the Borrower violated the Securities Exchange Act of 1934 ((S) 10(b) and Rule 10b-5), the Illinois Securities Laws (815 ILCS 5/1 et seq.), the Illinois Consumer Fraud and Deceptive Business Practices Act (815 ILCS 505/1 et seq.), committed common law fraud, and breached representations and warranties set forth in the Merger Agreement. The case is in its earliest stage; only the Complaint has been filed.

     3. Douglas St. Clair. Ropes & Gray represents the Borrower in defense of a civil action styled Douglas St. Clair, and all others
                                           ---------------------------------
          similarly situated v. Renaissance Worldwide, Inc. and Mercury Computer
          ----------------------------------------------------------------------
          Systems, Inc. (U.S. District Court for the District of Massachusetts
          ------------
          No. 99-10832- RCL). The lawsuit has been brought by a former systems administrator/computer consultant who worked for the Borrower between December, 1997 and March 1998. In his Complaint, the plaintiff alleges that he and others similarly situated to him have been improperly denied overtime compensation to which they are entitled, in violation of the Fair Labor Standards Act, 29 U.S.C. (S) 201 et.
                                                                          --
          seq. The Borrower intends to assert counterclaims against the
          ---
          plaintiff, to file cross-claims against its co-defendant, and in general to contest the case vigorously.

                                 Schedule 9.6
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                              Collateral Matters
                              ------------------


See Schedule 9.3. In addition, recent restructuring transactions involving subsidiaries of the (see, e.g., Schedule 9.4) may have violated non-assignment or change of control provisions in certain leases of such subsidiaries of Borrower. Borrower does not expect any such violations to constitute a Material Adverse Effect upon Borrower or any of its Subsidiaries, taken as a whole.

(a): Real Properties of Borrower and its Subsidiaries:  None.

(b): Intellectual Property of Borrower and its Subsidiaries, registered with any Governmental Authority:

     Federally registered marks:

     1. The Hunter Group, Inc. has federally registered, as of January 20, 1998, the mark "THE HUNTER GROUP" for use relating to employment agency services (Registration Number 2,131,007).

     2. Ficke and Associates, Inc. (now Renaissance Government Solutions, Inc.) has federally registered, as of August 26, 1997, the mark "IPAT" for use relating to computer consulting services, namely, design, development and implementation of computerized systems to provide access to public information (Registration Number 2,091,429).

     3. Ficke and Associates, Inc. (now Renaissance Government Solutions, Inc.) has federally registered, as of March 9, 1993, the mark "RIMS RESPONSE INFORMATION MANAGEMENT SYSTEM and design" for uses relating to computer programs that provide call routing, prerecorded customer-specific information, access to customer's computer database(s) voice message and document retrieval as well as corresponding information presented on screens (Registration Number 1,756,559).

     4. International Systems Services Corporation (now merged into Renaissance Worldwide Strategy, Inc.) has federally registered, as of April 20, 1993, the mark "ISS" for uses relating to acquisition and merger consultation, computerized data base management, computer consultation, computer programming, and computer software design (Registration Number 1,766,145).

     5. The Registry, Inc. (n/k/a Renaissance Worldwide, Inc.) has federally registered the mark "R THE REGISTRY and design" as of September 14, 1993 for uses relating to personnel recruitment and placement services (Registration Number 1, 792,872). This mark is to be assigned to Renaissance Worldwide, Inc.

     Applications to federally register marks:

     1. Renaissance Worldwide, Inc. (through assignment from The Registry, Inc.) has an application pending (Serial Number 75/414,444) to federally register the mark "RENAISSANCE" for use relating to Computer Software and Services.

     2. Renaissance Worldwide, Inc. (through assignment from The Registry, Inc.) has an application pending (Serial Number 75/414,445) to federally register the mark "RENAISSANCE" for use relating to management consulting.

     3. Renaissance Worldwide, Inc. has filed an application (Serial Number 75/452,382) to federally register the mark "KNOWLEDGE ENABLED SELLING" for use relating to information technology consulting and general business management consulting. The application is pending.

     4. The Hunter Group, Inc. has filed an application (Serial Number 75/391,185) to federally register the mark "CONCEPT TO COMPLETION" for use relating to consulting services in the field of planning, design and implementation of information systems. The application is pending.

     5. The Hunter Group, Inc. has filed an application (Serial Number 75/375,416) to federally register the mark "PERFORM" for use relating to Consulting Services in the Field of Information Management Consulting Services, Vision and Strategy. The application is pending.

     6. The Hunter Group, Inc. has filed an application (Serial Number 75/235,220) to federally register the mark "THE HUNTER GROUP" for use relating to consulting services in the field of information management consulting services, vision and strategy. The application is pending.

     7. Ficke and Associates, Inc. (now Renaissance Government Solutions, Inc.) has filed an application (Serial Number 75/429,046) to federally register the mark "ACCESSNET" for use relating to networked client-server platform for public sector agencies. The application is pending.

     Marks registered with State Trademark Offices:

     1. The McClain Group, Inc. (now Renaissance Worldwide Strategy, Inc.) has registered "MGI" in the state of Virginia (Number VA3000000171).


(c): Location of material Properties and other places of business of the Loan Parties and predecessor entities of Loan Parties:

     1. See attached Exhibit A to Schedule 9.6(c) for locations of all offices and other places of business of Loan Parties and the locations of all the material Properties of such parties.

     2. See attached Exhibit B to Schedule 9.6(c) for a history of business/corporate names for Renaissance Worldwide, Inc. and its U.S. subsidiaries and affiliates.

----------------------------------------------------------------------------------------
ARI National        189 Wells Avenue           None
Company             Newton, MA  02459
                    (Middlesex County)
----------------------------------------------------------------------------------------
COBA Group,         200 Berkeley St.           100 Colony Square                  Fulton
U.S.A., Ltd.        22d Floor                  Suite 1414
                    Boston, MA  02116          Atlanta, GA  30361
                    (Suffolk County)
                                               Fifteen Piedmont Center            Fulton
                                               3575 Piedmont Road, NE
                                               Atlanta, GA  30305
----------------------------------------------------------------------------------------
The Hunter Group,   100 East Pratt St.         Building A, Suite 103            Maricopa
Inc.                Suite 1600                 13402 N. Scottsdale Road
                    Baltimore, MD  21202       Scottsdale, AZ  85254
                    (Baltimore County)
                                               2030 Main St.                     Orange
                                               Suite 650
                                               Irvine, CA  92614


                                               44 Montgomery St.           San Francisco
                                               Suite 3360
                                               San Francisco, CA  94104

                                               595 Market St.              San Francisco
                                               Suite 1330
                                               San Francisco, CA  94104

                                               1200 Seventeenth St.               Denver
                                               Suite 1019
                                               Denver, CO  80202

                                               Ten Piedmont Center                Fulton
                                               Suite 900
                                               3495 Piedmont Rd., NE
                                               Atlanta, GA  30305

                                               Fifteen Piedmont Center            Fulton
                                               3575 Piedmont Road, NE
                                               Atlanta, GA  30305

                                               Suite 400                        Honolulu
                                               500 Ala Moana Blvd.
                                               Honolulu, HI  96813

                                               8420 West Bryn Mawr                  Cook
                                               Suite 1100
                                               Chicago, IL  60631

The Hunter Group,                              Suite 306                      Montgomery
Inc. (continued)                               Westmoreland Building
                                               6430 Rockledge Drive
                                               Bethesda, MD  20817

----------------------------------------------------------------------------------------------------------
                                               25 Burlington Mall Rd.                           Middlesex
                                               4th Floor
                                               Burlington, MA  01803

                                               55 Old Bedford Rd.                               Middlesex
                                               Lincoln, MA  01773

                                               4001 Weston Parkway, Suite 300                        Wake
                                               Cary, NC  27513

                                               125 Wolf Road                                       Albany
                                               Albany, NY  12205

                                               101 East 52d Street                               New York
                                               New York, NY  10022

                                               401 City Avenue                                 Montgomery
                                               Bala Cynwyd, PA  19004

                                               Citymark                                            Dallas
                                               3100 McKinnon St.
                                               Suite 940
                                               Dallas, TX  75201

                                               4860 Cox Road                                      Henrico
                                               Suite 200
                                               Glen Allen, VA  23060

                                               901 Byrd St.                                      Richmond
                                               Suite 1340
                                               Riverfront Plaza
                                               Richmond, VA  23219

                                               707 East Main St.                                 Richmond
                                               Suite 700
                                               Richmond, VA  23219

                                               Level 50, 101 Collins St.
                                               Melbourne, VIC 3000
                                               Australia

                                               Lvl. 29, The Chifley Tower, 2 Chifley
                                               Square
                                               Sydney, NSW 2000
                                               Australia

                                               1405 Trans-Canada Highway
                                               Suite 200
                                               Dorval, Quebec H9P 2V9
                                               Canada
-----------------------------------------------------------------------------------------------------------------------


The Hunter Group,                              130 Adelaide St., West, Suite 2116
Inc. (continued)                               Toronto, ON M5H 3P5
                                               Canada


                                               1300-666 Burranrd St.
                                               Vancouver, BC V6C 3J8
                                               Canada

-----------------------------------------------------------------------------------------------------------------------
                                               8 Shenton Way, #23-04 Temasek Tower
                                               Singapore 068811
                                               Singapore

                                               One Curzon Street, 4th Floor
                                               London W1Y 7FN
                                               United Kingdom

The Hunter Group    189 Wells Avenue           None
International,      Newton, MA  02459
Inc.                (Middlesex County)
-----------------------------------------------------------------------------------------------------------------------
The Management      189 Wells Avenue           None
Decisions Group,    Newton, MA  02459
Inc.                (Middlesex County)
-----------------------------------------------------------------------------------------------------------------------
Neoglyphics Media   189 Wells Avenue           1735 North Paulina Street                              Cook
Corporation         Newton, MA  02459          Suite 200
                    (Middlesex County)         Chicago, IL  60622

                                               210 East Third Street                               Oakland
                                               Suite 2A
                                               Royal Oak, MI  48067
-----------------------------------------------------------------------------------------------------------------------
The Registry,       189 Wells Avenue           300 Montgomery St.                            San Francisco
Inc. Network        Newton, MA  02459          Suite 200
Consulting          (Middlesex County)         San Francisco, CA  94104
Practice

                                               8420 West Bryn Mawr                                    Cook
                                               Suite 1100
                                               Chicago, IL  60631

                                               101 Roger Street                                  Middlesex
                                               Suite 214
                                               Cambridge, MA  02142

                                               55 Old Bedford Road                               Middlesex
                                               Lincoln, MA  01773

                                               70 Wells Ave.                                     Middlesex
                                               Newton, MA  02459

                                               11926 Arbor Street                                  Douglas
                                               Suite 120
                                               Omaha, NE  68144
-----------------------------------------------------------------------------------------------------------------------
The Registry,                                  11235 Davenport St.                                 Douglas
Inc. Network                                   Suite 109
Consulting Practice                            Omaha, NE  68154
(continued)

                                               70 Court Street                                  Rockingham
                                               Portsmouth, NH  03801

                                               101 East 52d Street                                New York
                                               New York, NY  10022

                                               1430 Spring Hill Road                               Fairfax
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                               Suite 510
                                               McLean, VA  22102
-----------------------------------------------------------------------------------------------------------------------
Renaissance         189 Wells Avenue           7840 Madison Avenue                           Sacramento
Government          Newton, MA  02459          Suite 185 - AENOPQR
Solutions, Inc.     (Middlesex County)         Fair Oaks, CA  95628

                                               7844 Madison Avenue                           Sacramento
                                               Suite 150
                                               Fair Oaks, CA  95628

                                               Sunrise Center                                Sacramento
                                               5330 Primrose Drive, Suite 24L
                                               Fair Oaks, CA  95628

                                               111 Monument Circle                               Marion
                                               Suite 862
                                               Indianapolis, IN  46204

                                               55 Old Bedford Road                            Middlesex
                                               Lincoln, MA  01773

                                               1 Hampton Road, Suite 306                     Rockingham
                                               Exeter, NH  03833

                                               11311 Cornell Park Drive                        Hamilton
                                               Cincinnati, OH  45242

                                               4733 Cornell Road                               Hamilton
                                               Cincinatti, OH  45242

                                               11157 Kenwood Road, Suite 6B1                   Hamilton
                                               Cincinnati, OH  45242

                                               701 W. 51st Street, Mailcode #C733                Travis
                                               Austin, TX  78751

                                               1420 Spring Hill Road                            Fairfax
                                               Suite 210
                                               McLean, VA  22102
-----------------------------------------------------------------------------------------------------------------------
Renaissance         189 Wells Avenue           70 Wells Avenue                                Middlesex
Worldwide, Inc.     Newton, MA  02459          Newton, MA  02459
                    (Middlesex County)
-----------------------------------------------------------------------------------------------------------------------
Renaissance         189 Wells Avenue           None
Worldwide           Newton, MA  02459
International       (Middlesex County)
Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------
Renaissance         200 Berkeley Street        Two Embarcadero Center                     San Francisco
Worldwide           22d Floor                  Suite 1780
Strategy, Inc.      Boston, MA 02110           San Francisco, CA 94111
                    (Suffolk County)

                                               100 First Stamford Pl.                         Fairfield
                                               Stamford, CT 06902

-----------------------------------------------------------------------------------------------------------------------
                                               209 South LaSalle St.                              Cook
                                               Suite 501
                                               Chicago, IL 60604

                                               200 West Madison St.                               Cook
                                               Suite 2450
                                               Chicago, IL  60606

                                               55 Old Bedford Road                           Middlesex
                                               Lincoln, MA  01773

                                               101 East 52d Street                            New York
                                               New York, NY  10022

                                               One Curzon Street, 4th Floor
                                               London W1Y 7FN
                                               United Kingdom

                                               Kungsgatan 28
                                               S-411 19 Goteborg
                                               Sweden
-----------------------------------------------------------------------------------------------------------------------
Sterling            189 Wells Avenue           None
Information         Newton, MA  02459
Group, Inc.         (Middlesex County)
-----------------------------------------------------------------------------------------------------------------------
Technomic           189 Wells Avenue           None
Consultants, Inc.   Newton, MA  02459
                    (Middlesex County)
-----------------------------------------------------------------------------------------------------------------------
TRI Securities      189 Wells Avenue           None
Corp.               Newton, MA  02459
                    (Middlesex County)
-----------------------------------------------------------------------------------------------------------------------
Renaissance         189 Wells Avenue           One Perimeter Park South                      Jefferson
Worldwide IT        Newton, MA  02459          Suite 100N
Consulting          (Middlesex County)         Birmingham, AL  35243
Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Renaissance                                    300 Montgomery St.                        San Francisco
Worldwide IT                                   Suite 200
Consulting                                     San Francisco, CA  94104
Services, Inc.
(continued)

                                               4800 Great America Parkway                  Santa Clara
                                               Suite 301
                                               Santa Clara, CA  95054

                                               2121 N. California Blvd.                   Contra Costa
                                               Suite 1000
                                               Walnut Creek, CA 94596

                                               4600 S. Ulster St.                               Denver
                                               Suite 270
                                               Denver, CO 80237

                                               100 First Stamford Place                      Fairfield
                                               Stamford, CT  06902

                                    1 Financial Plaza               Broward
                                    Suite 2200
                                    Ft. Lauderdale, FL 33394

                                    900 Summit Tower Blvd.          Orange
                                    Suite 810
                                    Orlando, FL 32810

                                    One Urban Centre                Hillsborough
                                    4830 W. Kennedy Blvd.
                                    Suite 443
                                    Tampa, FL 33609

                                    4536 Chamblee-Dunwoody          Fulton
                                    Suite 150
                                    Atlanta, GA 30338

                                    250 One Premier Plaza           Fulton
                                    5605 Glenridge Drive
                                    Atlanta, GA 30342

                                    Fifteen Piedmont Center         Fulton
                                    3575 Piedmont Road, NE
                                    Atlanta, GA 30305

                                    1117 Perimiter Center West      Fulton
                                    Suite 114 North
                                    Atlanta, GA 30338

                                    400 Satellite Place             Gwinnett
                                    3235 Satellite Boulevard
                                    Duluth, GA 30096

                                    1640 Powers Ferry Road          Cobb
                                    Building 22
                                    Marietta, GA 30067
--------------------------------------------------------------------------------
Renaissance                         8420 West Bryn Mawr             Cook
 Worldwide IT                       Suite 1100
 Consulting                         Chicago, IL 60631
 Services,Inc.
 (continued)
                                    3100 4th Avenue                 Rock Island
                                    Suite 200
                                    East Moline, IL 61244

                                    800 36th Ave.                   Rock Island
                                    Suite 101
                                    Moline, IL 61265

                                    410 Fayette Street              Peoria
                                    Suite 307
                                    Peoria, IL 61602

                                    208 2nd Avenue SE               Linn
                                    Cedar Rapids, IA 52406

                                    3070 104th Street               Polk

                                    Urbandale, IA 50322

                                    9393 West 110th Street           Johnson
                                    Overland Park, KS 66210

                                    7450 West 130th Street           Johnson
                                    Overland Park, KS 66213

                                    100 East Pratt Street            Baltimore
                                    Suite 1600
                                    Baltimore, MD 21202

                                    6707 Democracy Blvd.             Montgomery
                                    Suite 304
                                    Bethesda, MD 20817

                                    225 Franklin St.                 Suffolk
                                    17th Floor
                                    Boston, MA 02110

                                    70 Wells Avenue                  Middlesex
                                    Newton, MA 02459

                                    10411 Clayton Rd.                St. Louis
                                    Suite 210
                                    St. Louis, MO 63131

                                    2850 Metro Drive                 Hennepin
                                    Suite 800
                                    Bloomington, MN 55425

                                    East Bridge Offices              Hennepin
                                    10 Second St. NE, Suite 104
                                    Minneapolis, MN 55413
--------------------------------------------------------------------------------
 Renaissance                        11235 Davenport St.              Douglas
 Worldwide IT                       Suite 109
 Consulting                         Omaha, NE 68154
 Services, Inc.
 (continued)
                                    1 Hampton Road                   Rockingham
                                    Exeter, NH 03833

                                    101 East 52d Street              New York
                                    New York, NY 10022

                                    Reckson Park                     Westchester
                                    6 International Drive
                                    Suite 160
                                    Rye Brook, NY 10573

                                    4001 Weston Parkway, Suite 300   Wake
                                    Cary, NC 27513

                                    121 West Trade St.               Mecklenburg
                                    Interstate Tower #2525
                                    Charlotte, NC 28202

                                    Six Coliseum Centre              Mecklenburg

                                    Suite 230
                                    2815 Coliseum Centre Drive
                                    Charlotte, NC 28217

                                    628 Green Valley Rd.             Guilford
                                    Suite 302
                                    Greensboro, NC 27408

                                    445 Hutchinson Ave.              Franklin
                                    Suite 185
                                    Columbus, OH 43235

                                    Crown Centre                     Cuyahoga
                                    5005 Rockside Rd.
                                    Suite 315
                                    Independence, OH 44131

                                    180 Westminster Street           Providence
                                    Suite 400
                                    Providence, RI 02903

                                    1441 Main Street                 Richland
                                    Suite 825
                                    Columbia, SC 29201

                                    Office Numbers 18 + 22           Richland
                                    Your Office USA
                                    8910 Two Notch Road
                                    Suite 200
                                    Columbia, SC 29223
--------------------------------------------------------------------------------
 Renaissance                        1200 Woodruff Road               Greenville
 Worldwide IT                       Greenville, SC 29607
 Consulting
 Services, Inc.
 (continued)
                                    1717 West 6th Street, Suite 345  Travis
                                    Austin, TX 78703

                                    2435 N. Central Expressway       Collin
                                    Suite 870
                                    Richardson, TX 75080

                                    4265 San Felipe                  Harris
                                    Suite 900
                                    Houston, TX 77027

                                    5215 N. O'Connor Blvd.           Dallas
                                    Suite 1820
                                    Irving, TX 75039

                                    4701 Cox Rd.                     Henrico
                                    Suite 200
                                    Glen Allen, VA 23060

                                    1430 Spring Hill Road, Suite 510 Fairfax
                                    McLean, VA 22101

                                    Riverfront Plaza                 Richmond

                                    901 East Byrd St.
                                    Suite 1340
                                    Richmond, VA 23219

                                    12011 N.E. 1st St.               King
                                    Suite 305
                                    Bellevue, WA 98005

                                    25 West Main Street, Suite 865   Dane
                                    Madison, WI 53703

                                    126 N. Jefferson St.             Milwaukee
                                    Milwaukee, WI 53202

                                    Abbey Court, St. John's Road
                                    Tunbridge Wells
                                    Kent, TN4 9TQ
                                    United Kingdom

                                                    EXHIBIT B TO SCHEDULE 9.6(C)

              History of Business/Corporate Names for Renaissance
           Worldwide, Inc. and its U.S. Subsidiaries and Affiliates

America's Registry, Inc. (Massachusetts). This corporation has been merged into Triad Data, Inc. (New York), which itself has been renamed Renaissance Worldwide IT Consulting Services, Inc (see below).

     This corporation filed a fictitious name in Florida for the name Renaissance Worldwide and in Texas as America's Registry of Texas, Inc.

COBA Group U.S.A., Inc. (Georgia)

     COBA Group U.S.A., Inc. was formed in Georgia on October 27, 1988. It changed its name to COBA-M.I.D., Inc. on October 25, 1991 and then changed its name back to COBA Group U.S.A., Inc. on August 27, 1996.

The Hunter Group, Inc. (Maryland)

     Hunter Consulting Associates, Inc. was formed in Maryland on March 4, 1983. It changed its name to The Hunter Group, Inc. on April 24, 1984.

     The Hunter Group, Inc. is qualified in Illinois under the forced assumed name of Hunter Consulting Associates. This was necessary because at the time of qualification the corporation's name was not available. It has now become available and The Hunter Group, Inc. is in the process of qualifying under its actual name.

The Management Decisions Group, Inc. (Illinois)

     The Management Decisions Group, Inc. was formed in Illinois on November 9, 1992.

Neoglyphics Media Corporation (Illinois)

     Netmart Corp. was formed in Illinois on February 24, 1995. It changed its name to Webmart Corp. on March 10, 1995 and then on May 4, 1995 it changed its name to Neoglyphics Media Corporation.

The Registry, Inc. Network Consulting Practice (New Hampshire)

     Jackson, Schindelar & Associates was formed in New Hampshire on December 6, 1991. It changed its name to Axiom Consulting Group, Inc. on April 3, 1992. On January 26, 1995 it changed its name to The Registry, Inc. Network Consulting Practice.

Renaissance Technomic, Inc. (Delaware)

     COBA-TC, Inc. was formed in Delaware on July 17, 1997. It changed its name to Renaissance Technomic, Inc. on May 13, 1998. Renaissance Technomic, Inc. has subsequently been merged into Renaissance Worldwide Strategy, Inc., as of February 22, 1999.

Renaissance Worldwide, Inc. (Massachusetts)

     The Registry, Inc. was formed in Massachusetts on June 10, 1986. It changed its name to Renaissance Worldwide, Inc. on January 7, 1998.

     Renaissance Worldwide, Inc. qualified in California as The Registry, Inc. transacting business in California as Registry Consulting, Inc. Renaissance Worldwide, Inc. has subsequently withdrawn from California.

     Renaissance Worldwide, Inc. qualified in Maryland as TRI Consulting, Inc. a/k/a The Registry, Inc. Renaissance Worldwide, Inc. is in the process of withdrawing from Maryland.

     There are two d/b/a filings in Newton, Massachusetts: Renaissance Worldwide, Inc. d/b/a Renaissance Worldwide- filed 2/5/98 - expires 2/5/2002 Renaissance Worldwide, Inc. d/b/a Renaissance - filed 2/5/98 - expires 2/5/2002

Renaissance Worldwide International Holdings, Inc.

     Registry International, Inc. was formed in Delaware on September 17, 1996. It changed its name to Renaissance Worldwide International Holdings, Inc. on June 3, 1998.

Renaissance Worldwide Professionals, Inc. (California). This corporation has merged into Renaissance Worldwide IT Consulting Services, Inc. (formerly Triad Data, Inc.) (New York).

     Application Group Consulting Services, Inc. was formed in California on August 9, 1993. It changed its name to Application Resources, Inc. on September 23, 1994. On March 2,1998 it changed its name to Renaissance Worldwide Professionals, Inc.

Renaissance Worldwide Strategy, Inc. (Delaware)

     Renaissance Strategy Group, Inc. was formed in Delaware on March 23, 1992. It changed its name to Renaissance Solutions, Inc. on January 31, 1995. Renaissance Worldwide, Inc. (then The Registry, Inc.) acquired Renaissance Solutions, Inc. by means of its wholly-owned acquisition vehicle, Rain Acquisition Corp. The corporation's name changed to Renaissance Worldwide Strategy, Inc. on December 31, 1997 when McClain Group, Inc. was merged into the corporation.

Renaissance Worldwide IT Consulting Services, Inc. (New York)

     Triad Data, Inc. (New York) was formed in New York on August 2, 1985. On or about December 24, 1998, Shamrock Computer Resources, Ltd., Renaissance Worldwide Professionals, Inc., and America's Registry, Inc. merged into Triad Data, Inc. It changed its name to Renaissance Worldwide IT Consulting Services, Inc. on January 11, 1998.

Eligibility Management Solutions, Inc. (Florida)

     Eligibility Management Solutions, Inc. was formed August 3, 1989. On December 23, 1998, it merged into Renaissance Government Solutions, Inc.

Ficke & Associates, d/b/a International Public Access Technologies (Illinois)

     Ficke & Associates, d/b/a International Public Access Technologies was formed October 2, 1985. On December 23, 1998, it merged into Renaissance Government Solutions, Inc.

International Systems Services Corporation

     This corporation has been merged into Renaissance Worldwide Strategy, Inc.

                                 Schedule 9.9
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                                     Debt
                                     ----

As of June 22, 1999:

2. Borrower owes approximately $100 million in principal to NationsBank, N.A., which will be repaid from the proceeds of the Loans.

3. Borrower owes approximately $1.5 million in connection with the acquisition of Eligibility Management Systems, Inc.

4. Borrower includes in its consolidated financial statements approximately $1.9 million that the real estate trust that owns the property at 189 Wells Avenue, Newton, MA 02459 (189 Wells Avenue Realty Trust), of which the president and significant stockholder of the Borrower is the sole beneficiary and an officer of the Borrower is the trustee, owes to its mortgagees.

5.   Borrower has capital lease obligations of approximately $0.3 million.

6. The Hunter Group, Inc. owes approximately $2.5 million in connection with its acquisition of substantially all of the assets of InfoSolutions.edu LLC.

7. Renaissance Worldwide Professionals Limited owes approximately 500,000 British pounds under its line of credit facility.

8. Renaissance Worldwide Gmbh & Co. KG owes approximately $80,000 under its line of credit facility.

9. Renaissance Worldwide S.A. owes approximately $165,000 under its line of credit facility.

10. Renaissance Worldwide Strategy Limited owes $0 but has a line of credit facility of $600,000 available to it.

11.  Earn outs:

     A large number of earnouts are structured on a contingent basis.

     Maximum possible earnouts are as follows:

     US $ 43.6325 million; plus

     For Renaissance Worldwide AB, there are two twelve month earnout periods. In each period, earnouts are calculated as follows: Up to US $827,500 + (1.5 * profits of Renaissance Worldwide AB in excess of $843,750 (for first earnout year) or $1,625,000 (for second earnout year); plus

     DM 2.232 million; plus

     FF 12.6 million.

12. On May 12, 1998, in connection with a lease (101 E. 52d Street, New York, NY 10022) from 600 Lexington Avenue Associates, BNY Financial Corporation issued a letter of credit for the Borrower. The current amount is approximately $326,000.

13. On July 6, 1998, in connection with a lease (401 City Avenue, Bala Cynwyd, PA 19004) by The Hunter Group, Inc., BNY Financial Corporation issued a letter of credit of approximately $199,000 for the benefit of The Equitable Life Assurance Society of the United States.

14. On March 19, 1997, in connection with a lease (200 West Madison Street, Suite 2450, Chicago, IL 60606) by The Hunter Group, Inc., Signet Bank (now merged into First Union National Bank) issued a letter of credit of approximately $49,000 for the benefit of Madison Park Venture, subsequently assigned to Overseas Partners (Madison Plaza) LLC.

                                 Schedule 9.10
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                                     Taxes
                                     -----

1. As of the date hereof, there are no material tax returns required to be filed by any Loan Party that have not been filed.

2. Tax returns of the Borrower for the periods ending May 31, 1996 and May 31, 1997 are currently under audit by the Internal Revenue Service. The audit is limited in scope to such matters as travel expenses, entertainment expenses and advertising costs.

3. The tax return of the Borrower for the fiscal year ending December 27, 1997 is currently under audit by the Internal Revenue Service. The audit is limited in scope to such matters as travel expenses, entertainment expenses, advertising costs and professional expenses incurred in connection with acquisitions.

                                 Schedule 9.12
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                                     ERISA
                                     -----

None.

                                 Schedule 9.13
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                             Disclosure Documents
                             --------------------

15. The Borrower's most recent filings with the Securities and Exchange Commission furnished by the Borrower to the Administrative Agent.

                                 Schedule 9.14
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                         Subsidiaries; Capitalization
                         ----------------------------


Borrower
--------

                                                Description of Each      Number of                          Name of Each
                                 State of        Class and Series       Authorized      Number of         Stockholder and
           Name               Incorporation        If Applicable          Shares      Issued Shares      No. of Shares Held
           ----               -------------        -------------          ------      -------------      ------------------
Renaissance Worldwide, Inc.   Massachusetts   Common, no par value       99,000,000      56,240,319*     Publicly traded
                                              Preferred $.10 par value    1,000,000               0      None

* As of May 10, 1999, there were 56,240,319 shares of Common Stock, no par value, outstanding, according to the most recent 10-Q Borrower has filed with the Securities and Exchange Commission.

Subsidiaries of Borrower Organized in the United States
-------------------------------------------------------

                                              Description of Each        Number of                      Name of Each
                                  State of     Class and Series         Authorized   Number of        Stockholder and
           Name               Incorporation     If Applicable            Shares     Issued Shares   No. of Shares Held
           ----               -------------     -------------            ------     -------------   ------------------
ARI National Company          Massachusetts   Common, $.01 par value     Unlimited           100  Renaissance Worldwide IT
                                                                                                  Consulting Services, Inc.:  100

CANAM, L.L.C.                 Delaware        Limited Liability Company        N/A           N/A  THG Consulting, Inc.: 99%
                                              Interests                                           Renaissance Worldwide, Inc.: 1%

COBA Group, U.S.A., Ltd.      Georgia         Common, $1.00 par value      100,000         2,500  Renaissance Worldwide Strategy:
                                                                                                  2,000 COBA Consulting, Ltd.: 500

The Hunter Group, Inc.        Maryland        Common, No par value         500,000         1,000  Renaissance Worldwide, Inc.:
                                                                                                  1,000

The Hunter Group
International, Inc.           Delaware        Common, $.01 par value       100,000           100  The Hunter Group, Inc.:  100

The Management Decisions
Group, Inc.                   Illinois        Common, No par value           1,000         1,000  Renaissance Worldwide Strategy,
                                                                                                  Inc.: 1,000

Neoglyphics Media
Corporation                   Illinois        Common, No par value      18,000,000         1,000  Renaissance Worldwide, Inc.:
                                                                                                  1,000

The Registry, Inc.
Network Consulting
Practice                      New Hampshire   Common, No par value             300           100  Renaissance Worldwide, Inc.: 100

Renaissance Government
Solutions, Inc.               Delaware        Common, $.01 par value         3,000         1,000  Renaissance Worldwide, Inc.:
                                                                                                  1,000

Renaissance Worldwide         Delaware        Common, $.01 par value         3,000         1,000  Renaissance Worldwide IT
International Holdings, Inc.                                                                      Consulting Services, Inc.:  1,000

Renaissance Worldwide         Delaware        Common, $.01 par value         3,000         1,000  Renaissance Worldwide, Inc.:
Strategy, Inc.                                                                                    1,000

Sterling Information Group,   Delaware        Common, $.01 par value         3,000         1,000  Renaissance Worldwide, Inc.:
Inc.                                                                                              1,000

TRI Securities Corp.          Massachusetts   Common, $.01 par value       200,000           100  Renaissance Worldwide, Inc.:  100

Technomic Consultants, Inc.   Illinois        Common, No par value           1,000         1,000  Renaissance Worldwide Strategy,
                                                                                                  Inc.: 1,000

                                                 Description of Each     Number of      Number of         Name of Each
                                State of          Class and Series      Authorized       Issued          Stockholder and
                                --------
              Name           Incorporation         If Applicable          Shares         Shares         No. of Shares Held
              ----           -------------         -------------          ------         ------         ------------------
                                                                                                 1,000
Renaissance Worldwide IT     New York         Common, No par value          1,000         1,000  Renaissance Worldwide, Inc.:  1,000
 Consulting Services, Inc.

Subsidiaries of Borrower Organized Outside the United States
------------------------------------------------------------

                                                Description of Each     Number of      Number of         Name of Each
                                State of         Class and Series      Authorized       Issued          Stockholder and
                                --------
              Name           Incorporation        If Applicable          Shares         Shares         No. of Shares Held
              ----           -------------        -------------          ------         ------         ------------------
1045795 Ontario, Inc.        Canada             Common                  Unlimited           1  Renaissance Worldwide Strategy, Inc.:
                                                                                               1

COBA Consulting, Ltd.        United Kingdom     Ordinary                  107,000     107,000  Renaissance Worldwide Strategy, Inc.:
                                                                                               107,000

                                                1997 "A"                   82,780      82,780  Renaissance Worldwide Strategy, Inc.:
                                                                                               82,780

                                                1997 "B"                   17,220      17,220  Renaissance Worldwide Strategy, Inc.:
                                                                                               7,220

                                                1998 "A"                   82,780      82,780  Richard Peel:  10,246
                                                                                               Oliver Walker:  6,000
                                                                                               Reads Trustees Limited:  17,534
                                                                                               Graham Gould:  7,830
                                                                                               Robert House:  6,299
                                                                                               Mark Parry:  7,000
                                                                                               Christopher Green:  6,000
                                                                                               Alistair Rimmer:  6,000
                                                                                               Marni Hewitt:  170
                                                                                               Kristin Gould:  170
                                                                                               Clare House:  1,701
                                                                                               Nicholas Hewitt:  7,830
                                                                                               Jean Rollins:  6,000

                                                1998 "B"                   17,220      17,220  Dean Street Investments B.V.: 17,220

Hunter Consulting Associates United Kingdom     Ordinary                      100           2  Renaissance Worldwide Professionals
 Limited                                                                                       Limited:  2

Hunter Consulting Associates Australia          Ordinary                1,000,000         100  The Hunter Group, Inc.:  100
 Pty. Limited

                                                Description of Each     Number of      Number of         Name of Each
                                State of         Class and Series      Authorized       Issued          Stockholder and
                                --------
              Name           Incorporation        If Applicable          Shares         Shares         No. of Shares Held
              ----           -------------        -------------          ------         ------         ------------------
                                               "A" Class                   50,000           0

                                               "B" Class                   50,000           0

                                                "C" Class                  50,000           0

                                                "D" Class                  50,000           0

                                                "E" Class                  50,000           0

                                                "F" Class                  50,000           0

                                                "G" Class                  50,000           0

                                                "H" Class                  50,000           0

                                                "I" Class                  50,000           0

                                                "J" Class Redeemable       20,000           0
                                                Preference

                                                "K" Class Redeemable       20,000           0
                                                Preference

                                                "L" Class Redeemable        9,998           0
                                                Preference

The Hunter Group (Singapore)   Singapore        Ordinary                  100,000      50,002  The Hunter Group, Inc.:  50,002
 Pte. Ltd.

International Systems Services United Kingdom   Ordinary                    1,000           2  Renaissance Worldwide Strategy, Inc.:
 (UK) Limited*                                                                                 2

Renaissance Management GmbH    Germany          Geschaftsanteil                 1           1  The Hunter Group International, Inc.:
                                                                                               1


Renaissance Technomic Limited  Hong Kong        Ordinary                   10,780      10,680  Renaissance Worldwide Strategy, Inc.:
                                                                                               10,679

                                                Description of Each     Number of      Number of         Name of Each
                                State of         Class and Series      Authorized       Issued          Stockholder and
                                --------
              Name           Incorporation        If Applicable          Shares         Shares         No. of Shares Held
              ----           -------------        -------------          ------         ------         ------------------
                                                                                               Steven Ganster: 1

Renaissance Worldwide AB       Sweden              Equity shares            1,000       1,000  Renaissance Worldwide Strategy, Inc.:
                                                                                               1,00

Renaissance Worldwide B.V.     Netherlands         Ordinary                 2,000         400  The Hunter Group International, Inc.:
                                                                                               400

Renaissance Worldwide          India               Equity shares        Unlimited      12,643  Renaissance Worldwide International
Consulting Private Limited                                                                     Holdings, Inc.:  12,641
                                                                                               Sanjiv Anand:  1
                                                                                               Dr. Anand:  1

Renaissance Worldwide          Germany             N/A (partnership           N/A         N/A  Renaissance Management GmbH:
GmbH & Co. KG                                      interests)                                  general partner, with a capital
                                                                                               contribution of DM 225,000
                                                                                               Thersandros Vermogensverwaltungs
                                                                                               und Beteiligungs GmbH: limited
                                                                                               partner, with a capital
                                                                                               contribution of DM 3,570

Renaissance Worldwide Holding      United Kingdom    Ordinary           2,000,000   1,175,001  Renaissance Worldwide International
 Limited                                                                                       Holdings, Inc.:  1,175,001

Renaissance Worldwide K.K.         Japan             Common                   320         320  Renaissance Worldwide Strategy, Inc.:
                                                                                               320

Renaissance Worldwide Limited      United Kingdom    Ordinary                 100         100  The Hunter Group, Inc.:  100

Renaissance Worldwide              United Kingdom    Ordinary                 100         100  Renaissance Worldwide Holding
 Professionals Limited                                                                         Limited:  100

Renaissance Worldwide S.A.         France            Capital                2,500       2,500  The Hunter Group International, Inc.:
                                                                                               2,494
                                                                                               The Hunter Group, Inc.:  1
                                                                                               Renaissance Worldwide, Inc.:  1
                                                                                               Richard L. Bugley:  1

                                                Description of Each     Number of      Number of         Name of Each
                                State of         Class and Series      Authorized       Issued          Stockholder and
                                --------
              Name           Incorporation        If Applicable          Shares         Shares         No. of Shares Held
              ----           -------------        -------------          ------         ------         ------------------
                                                                                               Terry Hunter:  1
                                                                                               Alain Thibiault:  1
                                                                                               Richard Wheeler:  1

Renaissance Worldwide Strategy     United Kingdom    Ordinary             100,000      40,000  Renaissance Worldwide Strategy, Inc.:
 Limited                                                                                       40,000

Thersandros Vermogensverwaltungs   Germany           Geschaftsanteil            1           1  The Hunter Group International, Inc.:
 und Beteiligungs GmbH                                                                         1

THG Consulting, Inc.               Canada            Common             Unlimited         100  The Hunter Group, Inc.:  100

Technomic Research Associates      United Kingdom    Ordinary               1,000       1,000  Renaissance Worldwide Strategy, Inc.:
 Limited                                                                                       1,000


                                 Schedule 9.14
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                         Subsidiaries; Capitalization
                         ----------------------------


(a):  None.


(b):  None.

                                 Schedule 9.15
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                                  Agreements
                                  ----------

None.

                                 Schedule 9.19
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement


                             Environmental Matters
                             ---------------------

(a)-(h): None.

                                 Schedule 9.21
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement


                               Employee Matters
                               ----------------


(a)  None.

(b)  None.

(c)  None.

                                 Schedule 9.22
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement


                                   Solvency
                                   --------


None.

                                 Schedule 9.23
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement


                             Year 2000 Compliance
                             --------------------


Borrower from time to time receives inquiries from clients regarding the Year 2000 status of Borrower with respect to both software consulting services that it has provided to client and Borrower's internal hardware and software systems. Such inquiries often ask for detailed responses, representations, warranties and/or certifications as to such Year 2000 status. Borrower in response to such inquiries issues the attached Year 2000 Readiness Disclosure letter.

Borrower since its inception has provided consulting services and/or source or object code to numerous of its clients. Such services, source or object code may not be Year 2000 compliant or capable. In addition, Borrower performs certain Year 2000 assessment and remediation services for its clients. Such services or any source or object code resulting therefrom may not be Year 2000 compliant or capable.

                                 Schedule 11.2
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                                Permitted Liens
                                ---------------

---------------------------------------------------------------------------------------------
    JURISDICTION             DEBTOR             SECURED PARTY       ORIGINAL FILE     DATE
                                                                        NUMBER
---------------------------------------------------------------------------------------------
MA Secretary of the   C.M. Management       Vanguard Financial              449476    2/18/97
Commonwealth          Systems, Ltd., Inc    Service Corp.
----------------------------------------------------------------------------------------------
Boston City in        C.M. Management       Vanguard Financial              397190    2/21/97
 Suffolk County, MA   Systems, Ltd., Inc    Service Corp.
---------------------------------------------------------------------------------------------
UCC Division,         Technomic             Eaton Financial Corp.        003286580    7/25/94
 Secretary of         Consultants
 State, IL            International Ltd.
---------------------------------------------------------------------------------------------
UCC Division,         Technomic             Bank of America              003619325    12/3/96
 Secretary of         Consultants           Illinois
 State, IL            International LLC
---------------------------------------------------------------------------------------------
UCC Division,         Neoglyphics Media     Sun Microsystems             003487580     1/2/96
 Secretary of         Corp.                 Finance
 State, IL
---------------------------------------------------------------------------------------------
UCC Division,         Neoglyphics Media     Sun Microsystems             003594085    10/2/96
 Secretary of         Corp.                 Finance
 State, IL
---------------------------------------------------------------------------------------------
UCC Division,         Neoglyphics Media     AT&T Credit Corp.            003630384   12/23/96
 Secretary of         Corp.
 State, IL
---------------------------------------------------------------------------------------------
UCC Division,         Neoglyphics Media     Mutual Bank                  003694137   10/28/97
 Secretary of         Corp.
 State, IL
---------------------------------------------------------------------------------------------
UCC Division,         Neoglyphics Media     American National            003489167     1/5/96
 Secretary of         Corp.                 Bank & Trust Co. of
 State, IL                                  Chicago
---------------------------------------------------------------------------------------------
UCC Division,         Neoglyphics Media     American National            003796438     2/2/98
 Secretary of         Corp.                 Bank & Trust Co. of
 State, IL                                  Chicago
---------------------------------------------------------------------------------------------
New York State        Triad Data, Inc.      Citicorp Leasing, Inc.          099614     5/1794
---------------------------------------------------------------------------------------------
New York State        Triad Data, Inc.      Northern Telecom                148018    7/20/94
                                            Finance
---------------------------------------------------------------------------------------------
New York State        Triad Data, Inc.      AT&T Capital Leasing            014869    1/23/97
---------------------------------------------------------------------------------------------
New York State        Triad Data, Inc.      Tokai Financial                 100730    5/15/97
                                            Services, Inc.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-532223    2/27/98
 Commonwealth         Worldwide, Inc.       Inc. Assigned to The
                                            Fifth Third Leasing
                                            Co.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-555583     6/8/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-560415    6/29/98
 Commonwealth         Worldwide, Inc.       Inc. Assigned to
                                            Metlife Capital LP.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,           98560416    6/29/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-560471    6/29/98
 Commonwealth         Worldwide, Inc.       Inc. Assigned to
                                            Metlife Capital Corp.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-560961    6/30/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-560963    6/30/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,           98560964    6/30/98
 Commonwealth         Worldwide, Inc.       Inc. Assigned to
                                            Metlife Capital
                                            Corporation.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-568218    7/31/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-568748     8/3/98
 Commonwealth         Worldwide, Inc.       Inc. Assigned to The
                                            Fifth Third Leasing
                                            Company.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           Stamford Computer            98-573696    8/25/98
 Commonwealth         Worldwide, Inc.       Group, Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-589263    11/9/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-007190    3/18/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
MA Secretary of the   Renaissance           BancBoston Leasing,          98-564016    7/13/98
 Commonwealth         Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
Boston City in        Renaissance           BancBoston Leasing,             408866    6/30/98
 Suffolk County, MA   Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
Boston City in        Renaissance           BancBoston Leasing,             412160   11/10/98
 Suffolk County, MA   Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
Secretary of State,   The Hunter Group,     Charter Financial,         97-00040215     3/6/97
 State of Texas       Inc.                  Inc.
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Summit Bank                 25581487      6/24/96
Department of State, PA       Inc.
-----------------------------------------------------------------------------------------------------
UCC Division of               The Hunter Group,     General Electric            376828        3/21/96
State, PA                     Inc.                  Capital Corporation
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      452795         3/6/97
Secretary of the              Inc.
Commonwealth, MA
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      452796         3/6/97
Secretary of the              Inc.
Commonwealth, MA
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      480077         7/1/97
Secretary of the              Inc.
Commonwealth, MA
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      517402       12/17/97
Secretary of the              Inc.
Commonwealth, MA
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      003776703    12/17/97
Secretary of State, IL        Inc.
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Signet Leasing and          9612860728     5/6/96
Secretary of State, CA        Inc.                  Financial Corp.
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Summit Bank                 9617860956    6/24/96
Secretary of State, CA        Inc.
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      9709360577     4/2/97
Secretary of State, CA        Inc.
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      9709360622     4/2/97
Secretary of State, CA        Inc.
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      9718460935     7/1/97
Secretary of State, CA        Inc.
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Charter Financial Inc.      9735261001   12/17/97
Secretary of State, CA        Inc.
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Business Credit             112838143    10/10/91
Assessments and               Inc.                  Leasing, Inc.
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department             The Hunter Group,     Maryland National Bank      103528188    12/18/90
of Assessments and            Inc.
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     CoreStates Bank, N.A.       102418160     8/29/90
Assessments and               Inc.
Taxation
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Chesapeake Industrial       73217644     11/17/87
Assessments and               Inc.                  Leasing Co., Inc.
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Heritage Savings            122117468     7/29/92
Assessments and               Inc.                  Association
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Northfield Federal          122467014      9/2/92
Assessments and               Inc.                  Savings and Loan
Taxation                                            Association
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Signet Bank/Maryland        122667844    11/25/92
Assessments and               Inc.
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department             The Hunter Group,     Chesapeake Federal          130907045     3/31/93
of Assessments and            Inc.                  Savings & Loan
Taxation                                            Association
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Chesapeake Federal          130907046     3/31/93
Assessments and               Inc.                  Savings & Loan
Taxation                                            Association
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Chesapeake Federal          130967264      4/6/93
Assessments and               Inc.                  Savings & Loan
Taxation                                            Association
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Chesapeake Federal          132397501     8/27/93
Assessments and               Inc.                  Savings & Loan
Taxation                                            Association
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Northfield Federal          132537092     9/10/93
Assessments and               Inc.                  Savings & Loan
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Nelco LTD                   151728283     6/21/95
Assessments and               Inc.
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     National Westminster        151788009     6/26/95
Assessments and               Inc.                  Bank USA
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     National Westminster        152428002     8/30/95
Assessments and               Inc.                  Bank USA
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Nelco LTD.                  162417710     8/27/96
Assessments and               Inc.
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Renaissance                 1463271       6/12/98
Assessments and               Inc.                  Worldwide, Inc.
Taxation
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Renaissance                 1000011825     7/6/98
Assessments and               Inc.                  Worldwide, Inc.
Taxation
-----------------------------------------------------------------------------------------------------
MD St. Department of          The Hunter Group,     Renaissance                 1000011826     7/6/98
Assessments and               Inc.                  Worldwide, Inc.
Taxation
-----------------------------------------------------------------------------------------------------
New York State                The Hunter Group,     Nelco Ltd.                  127282        6/22/95
                              Inc.
-----------------------------------------------------------------------------------------------------
New York State                The Hunter Group,     General Electric            057351        3/21/96
                              Inc.                  Capital Corp.
-----------------------------------------------------------------------------------------------------
New York State                The Hunter Group,     Stamford Computer           045911         3/6/97
                              Inc.                  Group, Inc.
-----------------------------------------------------------------------------------------------------
New York State                The Hunter Group,     Stanford Computer           136013         7/1/97
                              Inc.                  Group, Inc.
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Industrial       2968         11/17/87
Department of                 Inc.                  Leasing Co., Inc.           2158
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Signet Leasing and          3266          8/29/90
Department of                 Inc.                  Financial Corporation       1243
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Maryland National Bank      3293         12/18/90
Department of                 Inc.                                              0741
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Business Credit             3365         10/10/91
Department of                 Inc.                  Leasing, Inc.               0194
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Heritage Savings,           3436          7/29/92
Department of                 Inc.                  Association                 2784
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Northfield Federal          3445           9/2/92
Department of                 Inc.                  Savings & Loan Assn.        1135
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Federal          3449          9/22/92
Department of                 Inc.                  Savings & Loan Assn         0429
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Federal          3497          3/31/93
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Department of                 Inc.                  Savings & Loan Assn.        2638
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Federal          3497          3/31/93
Department of                 Inc.                  Savings & Loan Assn.        2639
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Federal          3504           4/6/93
Department of                 Inc.                  Savings & Loan Assn.        2372
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Federal          3538          8/27/93
Department of                 Inc.                  Savings & Loan Assn.        1001
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Northfield Federal          3541          9/10/93
Department of                 Inc.                  Savings & Loan              2216
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Equitable Motor             3541          9/10/93
Department of                 Inc.                  Transport Inc.              2059
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Sanwa Leasing Corp.         3560         11/19/93
Department of                 Inc.                                              1619
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Sanwa Leading Corp.         3567         12/20/93
Department of                 Inc.                                              1059
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Eaton Financial             3578          1/27/94
Department of                 Inc.                  Corporation                 0388
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Federal          3592          3/14/94
Department of                 Inc.                  Savings                     1673
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Northfield Federal          3592          3/14/94
Department of                 Inc.                  Savings                     1678
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Sharp Electronic Credit     3592          3/17/94
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Department of                 Inc.                         Co.                  2527
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Chesapeake Federal          3597          3/25/94
Department of                 Inc.                  Savings & Loan              1036
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Northfield Federal          3605           5/4/94
Department of                 Inc.                  Savings                     0871
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3609          5/18/94
Department of                 Inc.                  Bank                        0565
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial  & Farmers       3622          7/12/94
Department of                 Inc.                  Bank                        0043
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3626          7/27/94
Department of                 Inc.                  Bank                        1479
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3640           9/8/94
Department of                 Inc.                  Bank                        0072
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3647          9/20/94
Department of                 Inc.                  Bank                        1266
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3651         10/13/94
Department of                 Inc.                  Bank                        0007
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3657          11/2/94
Department of                 Inc.                  Bank                        2173
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3657          11/2/94
Department of                 Inc.                  Bank                        2420
Assessments &
Taxation, MD
-----------------------------------------------------------------------------------------------------
UCC Division,                 The Hunter Group,     Commercial & Farmers        3670         12/21/94
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Department of         Inc.                  Bank                        0859
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Bank of Glen Burnie         3689          2/15/95
Department of         Inc.                                              2393
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     G.E. Capital                3717           6/6/95
Department of         Inc.                                              2324
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco. Ltd.                 3720          6/21/95
Department of         Inc.                                              2564
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     National Wesminster         3723          6/26/95
Department of         Inc.                  Bank USA                    1304
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers        3729          7/13/95
Department of         Inc.                  Bank                        1293
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                 3737          8/17/95
Department of         Inc.                                              1099
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     National Wesminster         3741          8/30/95
Department of         Inc.                  Bank USA                    0344
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                 3777          1/10/96
Department of         Inc.                                              0669
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                 3777          1/10/96
Department of         Inc.                                              0681
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                 3777          1/10/96
Department of         Inc.                                              0684
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                 3788          2/20/96
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Department of         Inc.                                              0927
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                 3790           3/1/96
Department of         Inc.                                              2638
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     General Electric            3796          3/22/96
Department of         Inc.                  Capital Corporation         1007
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers        3797          3/27/96
Department of         Inc.                  Bank                        0349
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     G.E. Capital                3801          4/12/96
Department of         Inc.                                              0378
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Norwest Equipment           3804          4/25/96
Department of         Inc.                  Finance                     2424
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Signet Leasing and          3807           5.1.96
Department of         Inc.                  Financial Corporation       2038
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers        3820          6/17/96
Department of         Inc.                  Bank                        1655
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     MFP Technology              3826          6/24/96
Department of         Inc.                  Services, Inc.              0866
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     MFP Technology              Illegible.    6/26/96
Department of         Inc.                  Services, Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco Ltd.                  Illegible.    8/27/96
Department of         Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     MFP Technology              Illegible.    9/13/96
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Department of         Inc.                  Services, Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Chesapeake Industrial   Illegible.        9/23/96
Department of         Inc.                  Leasing Co. Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Chesapeake Industrial   Illegible.        9/23/96
Department of         Inc.                  Leasing Co., Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Chesapeake Industrial   Illegible.        9/30/96
Department of         Inc.                  Leasing Co., Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Chesapeake Industrial   Illegible.       11/20/96
Department of         Inc.                  Leasing Co., Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Chesapeake Industrial   Illegible.        12/3/96
Department of         Inc.                  Leasing Co., Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     MicroTech Leasing Corp  Illegible.       12/20/96
Department of         Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Chesapeake Industrial   Illegible.       12/26/96
Department of         Inc.                  Leasing Co., Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Stamford Computer       Illegible.         3/6/97
Department of         Inc.                  Group, Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Stamford Computer       Illegible.         3/6/97
Department of         Inc.                  Group, Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Stamford Computer       Illegible.         3/6/97
Department of         Inc.                  Group, Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Stamford Computer       Illegible.         3/6/97
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Department of         Inc.                  Group, Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     MicroTech Leasing          Illegible.     4/22/97
Department of         Inc.                  Co., Inc.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     General Electric           Illegible.      6/2/97
Department of         Inc.                  Capital Corp.
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                3848           8/27/96
Department of         Inc.                                             1474
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Nelco, Ltd.                3848           8/27/96
Department of         Inc.                                             1475
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers       3855           9/23/96
Department of         Inc.                  Bank                       2668
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers       3855           9/23/96
Department of         Inc.                  Bank                       2669
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers       3858           9/30/96
Department of         Inc.                  Bank                       0833
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers       3871          11/20/96
Department of         Inc.                  Bank                       0072
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Commercial & Farmers       3876          12/03/96
Department of         Inc.                  Bank                       1110
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Summit Bank                3883          12/20/96
Department of         Inc.                                             0787
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Carollton Bank             3884          12/26/96
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Department of         Inc.                                             0022
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Charter Financial,         3906            3/6/97
Department of         Inc.                  Inc.                       0196
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Charter Financial,         3906            3/6/97
Department of         Inc.                  Inc.                       0227
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Charter Financial,         3906            3/6/97
Department of         Inc.                  Inc.                       0432
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Charter Financial,         3906            3/6/97
Department of         Inc.                  Inc.                       0438
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     CoreStates Bank, NA        3918           4/22/97
Department of         Inc.                                             1664
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     General Electric           3930            6/2/97
Department of         Inc.                  Capital Corp.              1354
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Norwest Equipment          3940           6/24/97
Department of         Inc.                  Finance                    1308
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Charter Financial          3942            7/3/97
Department of         Inc.                                             1172
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     CoreStates Bank, NA        3949           7/24/97
Department of         Inc.                                             2888
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Micro Tech Leasing         3975           10/2/97
Department of         Inc.                  Corp.                      2465
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Digital Financial          3977          11/07/97
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Department of         Inc.                  Services                          0537
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     General Electric                  3994    12/8/97
Department of         Inc.                  Capital Corporation               2596
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     Charter Financial,                4000   12/17/97
Department of         Inc.                  Inc.                              1057
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     BancBoston Leasing,               0010    6/12/98
Department of         Inc.                  Inc.                              0671
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     BancBoston Leasing,               0013     7/6/98
Department of         Inc.                  Inc.                              1889
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
UCC Division,         The Hunter Group,     BancBoston Leasing,               0014     7/6/98
Department of         Inc.                  Inc.                              0059
Assessments &
Taxation, MD
---------------------------------------------------------------------------------------------
Burlington Town in    The Hunter Group,     Charter Financial,                 653   12/17/97
Middlesex County,     Inc.                  Inc.
MA
---------------------------------------------------------------------------------------------
Burlington Town       The Hunter Group,     Charter Financial,                 337     7/2/97
Middlesex Count       Inc,                  Inc.
MA
---------------------------------------------------------------------------------------------
Barrow County, GA     The Hunter Group,     Pullman Bank and         007-98-007752   10/23/97
                      Inc.                  Trust Co.
                                                                     077-97-007531
---------------------------------------------------------------------------------------------
Barrow County, GA     The Hunter Group,     Pullman Bank and          007-97-00782    11/5/97
                      Inc.                  Trust Co.
---------------------------------------------------------------------------------------------
Fulton County, GA     Renaissance           Charter Financial,                        8/28/98
                      Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
Barrow County, GA     The Hunter Group      BancBoston Leasing,      007-98-005280     7/1/98
                                            Inc.
---------------------------------------------------------------------------------------------
Fulton, GA            The Hunter Group,     General Electric        Illegible.        1/9/982
                      Inc.                  Capital Corporation
---------------------------------------------------------------------------------------------
Fulton, GA            The Hunter Group,     Charter Financial,      Illegible.       12/18/97
                                            Inc.
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                      Inc.
------------------------------------------------------------------------------------------------
Barrow County, GA     The Hunter Group,     MicroTech Leasing          007-97-007873     11/5/97
                      Inc.                  Corp.
------------------------------------------------------------------------------------------------
Barrow County, GA     The Hunter Group,     MicroTech Leasing          007-97-007872     11/5/97
                      Inc.                  Corp.
------------------------------------------------------------------------------------------------

Barrow County, GA     The Hunter Group,     MicroTech Leasing          007-97-007531    10/23/97
                      Inc.                  Corp.
------------------------------------------------------------------------------------------------
Barrow County, GA     The Hunter Group,     MicroTech Leasing          007-97-007059     10/2/97
                      Inc.                  Corp.
------------------------------------------------------------------------------------------------
Georgia, Fulton       The Hunter Group,     Charter Financial Inc.     Illegible.         8/5/97
County                Inc.                  Stamford Computer
                                            Group, Inc.
------------------------------------------------------------------------------------------------
Georgia, Fulton       The Hunter Group,     Norwest Equipment          Illegible.        7/28/97
County                Inc.                  Finance
------------------------------------------------------------------------------------------------
Barrow County, GA     The Hunter Group,     CoreStates Banks, N.A.     007-97-004977     7/11/97
                      Inc.
------------------------------------------------------------------------------------------------
Georgia, Fulton       Hunter Group, Inc.    Summit Bank                060199618128       4/2/97
County
------------------------------------------------------------------------------------------------
Georgia, Fulton       Hunter Group, Inc.    Summit Bank                060199612292       4/2/97
County
------------------------------------------------------------------------------------------------
Fulton County, GA     The Hunter Group,     Charter Financial Inc.     Illegible.         3/6/97
                      Inc.
------------------------------------------------------------------------------------------------
Georgia, Fulton       The Hunter Group,     Charter Financial,         Illegible.         3/6/97
County                Inc.                  Inc.
------------------------------------------------------------------------------------------------
Georgia, Fulton       Hunter Group, Inc.    MFP Technology             960199611970      9/19/96
County                                      Services Inc.
------------------------------------------------------------------------------------------------
Georgia Fulton        Hunter Group, Inc.    MFP Technology             06199612292       9/18/96
County                                      Services Inc.
------------------------------------------------------------------------------------------------
Georgia, Fulton       Hunter Group, Inc.    MFP Technology             Illegible.        6/26/96
County                                      Services Inc.
------------------------------------------------------------------------------------------------
Georgia, Fulton       Hunter Group, Inc.    MFP Technology             Illegible.        6/24/96
County                                      Services Inc.
------------------------------------------------------------------------------------------------
Georgia, Fulton       The Hunter Group,     Signet Leasing and         Illegible.        5/10/96
County                Inc.                  Financial Corporation
------------------------------------------------------------------------------------------------
Georgia, Fulton       The Hunter Group,     Norwest Equipment          Illegible.        4/29/96
County                Inc.                  Finance
------------------------------------------------------------------------------------------------
Georgia, Fulton       Triad Data            Aaron Rents, Inc.          Illegible.         7/2/97
County
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
New York County, NY   Triad Data, Inc.      Citicorp Leasing, Inc.  94PN22486         5/12/94
---------------------------------------------------------------------------------------------
New York County, NY   Triad Data, Inc.      Northern Telecom        94PN34379         7/26/94
---------------------------------------------------------------------------------------------
New York County,      Triad Data, Inc.      Tokai Financial         97PN22790         5/22/97
New York                                    Services, Inc.
---------------------------------------------------------------------------------------------
New York County, NY   The Hunter Group      Nelco LTD               95PN27014         6/22/95
---------------------------------------------------------------------------------------------
New York County, NY   The Hunter Group      General Electric        96PN13274         3/27/96
                                            Capital Corporation
---------------------------------------------------------------------------------------------
New York County, NY   The Hunter Group      General Electric        96PN13275         3/27/96
                                            Capital Corporation
---------------------------------------------------------------------------------------------
New York County, NY   The Hunter Group      Charter Financial,      97PN11852         3/19/97
                                            Inc.
---------------------------------------------------------------------------------------------
New York County, NY   The Hunter Group      Charter Financial,      97PN32144         7/15/97
                                            Inc.
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing      131-98             3/5/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing      389-98            5/15/98
Middlesex County,     Worldwide, Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing      455-98            7/10/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in         Renaissance           BancBoston Leasing     456-98            7/10/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing      457-98            7/10/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing      461-98            7/10/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing      462-98            7/10/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing Inc  463-98            7/10/98
Middlesex County,     Worldwide, Inc.
MA
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing         535-98         8/04/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing         537-98         8/04/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           Charter Financial,         620-98         8/26/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        Renaissance           BancBoston Leasing         854-98        11/17/98
Middlesex County,     Worldwide, Inc.       Inc.
MA
---------------------------------------------------------------------------------------------
Texas Secretary of    America's Registry,   Phoenixcor, Inc.           94-00214131    11/4/94
State                 Inc.
---------------------------------------------------------------------------------------------
Texas Secretary of    America's Registry,   Phoenixcor, Inc.           95-00152322     8/7/95
State                 Inc.
---------------------------------------------------------------------------------------------
Texas Secretary of    America's Registry,   Advanta Business           96-00038960    2/28/96
State                 Inc.                  Services Corp.
---------------------------------------------------------------------------------------------
Westchester County,   America's Registry,   Phoenixcor, Inc.           95-06657       8/11/95
NY                    Inc.
---------------------------------------------------------------------------------------------
State of California   America's Registry,   Phoenixcor, Inc.           9432560259     11/4/94
                      Inc.
---------------------------------------------------------------------------------------------
State of California   America's Registry,   Phoenixcor, Inc.           9522260022      8/7/95
                      Inc.
---------------------------------------------------------------------------------------------
Montgomery County -   The Hunter Group,     Summit Bank                261426         4/03/97
County                Inc.
Prothonotary, PA
---------------------------------------------------------------------------------------------
State of North        Renaissance           BancBoston Leasing         0199840800     6/30/98
Carolina              Worldwide, Inc.       Inc.
---------------------------------------------------------------------------------------------
Lincoln Town in       Renaissance           Green Tree Vendor          BK31          10/07/97
Middlesex County,     Solutions, Inc.       Services Corp.             PG37
MA
---------------------------------------------------------------------------------------------
Lincoln Town in       Renaissance           Green Tree Vendor          BK31           11/5/97
Middlesex County,     Solutions, Inc.       Services Corp.             PG44
MA
---------------------------------------------------------------------------------------------
Lincoln Town in       Renaissance           UST Leasing                BK31           1/28/98
Middlesex County,     Solutions, Inc.       Corporation                PG59
MA
---------------------------------------------------------------------------------------------
UCC Division,         America's Registry,   Phoenixcor, Inc.           160171          8/7/95
Department of         Inc.
State, NY
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Secretary of State    America's Registry,   Phoenixcor, Inc.           003325135      11/3/94
of Illinois           Inc.
---------------------------------------------------------------------------------------------
Secretary of State    America's Registry,   Phoenixcor, Inc.           003432502       8/7/95
of Illinois           Inc.
---------------------------------------------------------------------------------------------
UCC Division,         The Registry, Inc.    Phoenixcor, Inc.           9522260307      8/7/95
Secretary of
State, CA
---------------------------------------------------------------------------------------------
New York County, NY   America's Registry,   Phoenixcor, Inc.           95PN34516      8/14/95
                      Inc.
---------------------------------------------------------------------------------------------
Franklin County, OH   America's Registry,   Phoenixcor, Inc.           04480E08        8/7/95
                      Inc.
---------------------------------------------------------------------------------------------
UCC Division,         America's Registry,   Phoenixcor, Inc.           271571         11/4/94
Secretary of the      Inc.
Commonwealth, MA
---------------------------------------------------------------------------------------------
UCC Division,         America's Registry,   The Fifth Third            564015         7/13/98
Secretary of the      Inc.                  Leasing Company
Commonwealth, MA
---------------------------------------------------------------------------------------------
Newton City in        America's Registry,   Phoenixcor, Inc.           562-94         11/7/94
Middlesex County,     Inc.
MA
---------------------------------------------------------------------------------------------
Newton City in        America's Registry,   The Fifth Third            132-98          7/6/98
Middlesex County,     Inc.                  Leasing Company
MA
---------------------------------------------------------------------------------------------
Boston city in        Renaissance           NTFC Capital               404852         1/12/98
Suffolk County, MA    Solutions, Inc.       Corporation
---------------------------------------------------------------------------------------------
UCC Division,         Renaissance           Green Tree Vendor          501909         10/8/97
Secretary of the      Solutions, Inc.       Services Group
Commonwealth, MA
---------------------------------------------------------------------------------------------
UCC Division,         Renaissance           Green Tree Vendor          506667        10/28/97
Secretary of the      Solutions, Inc.       Services Group
Commonwealth, MA
---------------------------------------------------------------------------------------------
UCC Division,         Renaissance           NTFC Capital               522416         1/12/98
Secretary of the      Solutions, Inc.       Corporation
Commonwealth, MA
---------------------------------------------------------------------------------------------
UCC Division,         Renaissance           UST Leasing                525333         1/26/98
Secretary of the      Solutions, Inc.       Corporation
Commonwealth, MA
---------------------------------------------------------------------------------------------
UCC Division,         The Registry, Inc.    Phoenixcor, Inc.           271752         11/4/94
Secretary of the
Commonwealth, MA
---------------------------------------------------------------------------------------------
UCC Division,         The Registry, Inc.    Phoenixcor, Inc.           271753         11/4/94
Secretary of the
Commonwealth, MA
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry, Inc.    Phoenixcor, Inc.                330395     8/7/95
 Secretary of the
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry, Inc.    Business Credit                 336961    11/8/95
 Secretary of the                           Leasing
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry, Inc.    Data Comm Associates,           343697   10/11/95
 Secretary of the                           Inc.
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry, Inc.    Data Comm Associates,           366914    2/01/96
 Secretary of the                           Inc.
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry, Inc.    Boston Private Bank &           567470    7/29/98
 Secretary of the                           Trust Company
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry, Inc.    Sharp Electronic                378089    3/27/96
 Secretary of the                           Credit Co.
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry, Inc.    Sharp Electronic                390031    5/15/96
 Secretary of the                           Credit Co.
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 UCC Division,        The Registry,Inc.     Sharp Electronic                387162     5/3/96
 Secretary of the                           Credit Co.
 Commonwealth, MA
---------------------------------------------------------------------------------------------
 Cuyahoga County,     America's Registry,   Phoenixcor, Inc.               1320148     8/7/95
 OH                   Inc.
---------------------------------------------------------------------------------------------
 Cuyahoga County,     America's Registry,   BNY Financial                  1337438     3/6/96
 OH                   Inc.                  Corporation
---------------------------------------------------------------------------------------------
 Fulton County, GA    America's Registry,   Phoenixcor, Inc.         060-95-006266    4/17/95
                      Inc.
---------------------------------------------------------------------------------------------
 Fulton County, GA    America's Registry,   Sanwa Business Credit    060-96-008877     5/8/96
                      Inc.                  Corporation
---------------------------------------------------------------------------------------------
 Fulton County, GA    America's Registry,   Sanwa Business Credit    060-97-004226     3/5/97
                      Inc.                  Corporation
---------------------------------------------------------------------------------------------
 Newton City in       The Registry, Inc.    Phoenixcor, Inc.                560-94    11/7/94
 Middlesex County,
 MA
---------------------------------------------------------------------------------------------
 Newton City in       The Registry, Inc.    Phoenixcor, Inc.                561-94    11/7/94
 Middlesex County,
 MA
---------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Newton City in        The Registry, Inc.    Phoenixcor, Inc.                347-95     8/7/95
 Middlesex County,
 MA
----------------------------------------------------------------------------------------------
 Newton City in        The Registry, Inc.    Data Comm Associates,           310-95   10/10/95
 Middlesex County,                           Inc.
 MA
----------------------------------------------------------------------------------------------
 Newton City in        The Registry, Inc.    Data Comm Associates,            81-96     2/2/96
 Middlesex County,                           Inc.
 Ma
----------------------------------------------------------------------------------------------
 Newton City in        The Registry, Inc.    Sharp Electronic                167-96     4/2/96
 Middlesex County,                           Credit Co.
 Ma
----------------------------------------------------------------------------------------------
 Newton City in        The Registry, Inc.    Sharp Electronic                268-96    5/17/96
 Middlesex County,                           Credit Co.
 Ma
----------------------------------------------------------------------------------------------
 Newton City in        The Registry, Inc.    Boston Private Bank             252-98    4/14/98
 Middlesex County,                           and Trust Co., Inc.
 Ma
----------------------------------------------------------------------------------------------
 UCC Division,         America's Registry,   Phoenixcor, Inc.          940000228099    11/9/94
 Secretary of          Inc.
 State, FL
----------------------------------------------------------------------------------------------
 UCC Division,         America's Registry,   Phoenixcor, Inc.          950000181679    9/11/95
 Secretary of          Inc.
 State, FL
----------------------------------------------------------------------------------------------
 Mecklenburg County,   America's Registry,   Phoenixcor, Inc.              95-10932     8/7/95
 NC                    Inc.
----------------------------------------------------------------------------------------------
 UCC Division,         The Registry, Inc.    Phoenixcor, Inc.              37340758     8/7/95
 Department of
 Assessments and
 Taxation, MD
----------------------------------------------------------------------------------------------
 Hamilton County, OH   Ficke & Associates    Scot Leasing Co.                  6665    1/18/95
                                                                                162
----------------------------------------------------------------------------------------------
 Hamilton County, OH   Ficke & Associates    Vanguard Financial                6889   10/23/95
                                             Service Corp.                      343
----------------------------------------------------------------------------------------------
 Hamilton County, OH   Ficke & Associates    Tele-Communications,              7086    6/24/96
                                             Inc.                               716
----------------------------------------------------------------------------------------------
 Hamilton County, OH  Ficke & Associates     The Fifth Third                   7254    1/21/97
                                             Leasing Company                    496
----------------------------------------------------------------------------------------------
 Hamilton County, OH   Ficke & Associates    Fifth Third Leasing               7353    5/21/97
                                             Company                           1805
----------------------------------------------------------------------------------------------
 Hamilton County, OH   Ficke & Associates    Citizens Banc Leasing             7667     6/4/98
                                                                                976
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Hamilton County, OH   Ficke & Associates    Summit Funding Group,             7845   12/31/98
                                            Inc.                              1136
---------------------------------------------------------------------------------------------
Durham County, NC     America's Registry,   Phoenixcor, Inc.                 BK 95     8/7/95
                      Inc.                                                 PG 2024
---------------------------------------------------------------------------------------------
Durham County, NC     America's Registry,   Phoenixcor, Inc.               1251418     8/7/95
                      Inc.
---------------------------------------------------------------------------------------------
Guilford County, NC   America's Registry,   Phoenixcor, Inc.                438829     8/7/95
                      Inc.
---------------------------------------------------------------------------------------------
Fulton County, GA     America's Registry,   Phoenixcor, Inc.         060-95-006266    4/17/95
                      Inc.
---------------------------------------------------------------------------------------------
Mecklenburg County,   America's Registry,   Phoenixcor, Inc.              95-10932     8/7/95
NC                    Inc.
---------------------------------------------------------------------------------------------
UCC Division, Dept.   The Registry, Inc.    Phoenixcor, Inc.                  3734     8/7/95
of Assessments &                                                              0758
Taxation, MD
---------------------------------------------------------------------------------------------
State of OH UCC       Ficke & Associates,   Citizens Banc Leasing        AP0055674    5/26/98
                      Inc.
---------------------------------------------------------------------------------------------
State of OH UCC       Ficke & Associates,   Summit Funding Group,        AP0106892   12/14/98
                      Inc.                  Inc.
---------------------------------------------------------------------------------------------
State of MN UCC       Shamrock Computer     Norwest Bank                   1703426    9/20/94
                      Resources, Ltd.       Minnesota National
                                            Association
---------------------------------------------------------------------------------------------

In addition to the liens listed above, a lien in favor of a landlord exists on the deposit made by Borrower to secure its lease of London office space, as described in Schedule 11.5 (i).

                               Schedule 11.3(iv)
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                    Subsidiary Mergers, Dissolutions, Etc.
                    --------------------------------------


1. The Borrower has contemplated merging The Registry, Inc. Network Consulting Practice into Renaissance Worldwide IT Consulting Services, Inc. Currently, however, no firm plans are in place to carry out this merger.

16. The Borrower intends to form a new Delaware subsidiary named Renaissance Worldwide IT Consulting Services, Inc. ("New RWITCS"), and to merge Renaissance Worldwide IT Consulting Services, Inc., a New York corporation, with and into New RWITCS.

17. As part of an on-going legal restructuring designed to simplify and reduce corporate structure, the Borrower has contemplated merging one or more of the Subsidiaries into one another.

                                 Schedule 11.5
                                       to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                                  Investments
                                  -----------

(i)

18. Borrower has invested in an entity called Emergence, LLC d/b/a Renaissance, LLC, a Delaware limited liability company, which is not a Subsidiary of Borrower. See Schedule 11.8.

19. Currently, the Borrower has US $9.3 million on deposit at Bank of New York to secure the lease of London office space at 1 Curzon Street, London by the borrower in favor of the landlord.

20. Renaissance Worldwide Strategy, Inc. holds a note (original principal amount of $640,000) from Technomic International, Inc., an Illinois company, as a result of its sale of substantially all the assets of the former Renaissance Technomic, Inc. (which itself was merged into Renaissance Worldwide Strategy on February 23, 1999), and two notes (original principal amounts of $250,000 and $130,000) from Renaissance Technomic (HK) Limited, as a result of its sale of substantially all the international assets related to the business of the former Renaissance Technomic, Inc.

21.  The Installment Note.

                                 Schedule 11.8
                                      to
       Renaissance Worldwide, Inc. Amended and Restated Credit Agreement

                             Disposition of Assets
                             ---------------------

The Borrower intends to sell to Emergence, LLC d/b/a Renaissance, LLC, a Delaware limited liability company ("Emergence"), its membership interest in Emergence. Emergence will pay the Borrower pursuant to a promissory note (anticipated to be a sixty month note bearing interest at 8.0% per annum). In connection with this transaction, the Borrower will release four of its employees (Ralph Trombetta, Jack Bickel, Tom Gignac and Gary Romantz) from their non-competition and non-solicitation agreements with the Borrower, for consideration of Three Hundred Thousand Dollars ($300,000) to be paid in two equal installments, one on September 24, 1999 and one of December 24, 1999, by Emergence. Emergence shall retain certain rights to use the name "Renaissance" and to represent itself as a "Renaissance Worldwide, Inc. Partner."